UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
30 November 2020
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Kansas Municipal Bond Fund	FKSTX	FAFOX	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKCCX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	FAFNX	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FAFPX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FAFMX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	FWCCX	FWICX	FWIRX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
As 2020 draws to a close, the concerns that dominated much of the year are beginning to show signs of easing. COVID-19 vaccines are being administered around the world, with several of the vaccine candidates announcing high efficacy rates during their phase 3 trials. Markets took a generally positive view of Joe Biden winning the Electoral College, with Congress’s final confirmation of the Electoral College vote on January 7, 2021. The U.S. economy has made a significant, although incomplete, turnaround from the depths of a historic recession. In late December, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the crisis. Ongoing fiscal and monetary stimulus along with widening vaccine distribution have bolstered confidence that a semblance of normalcy can return in 2021.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue into the New Year. COVID-19 cases are still alarmingly high in some regions, and the renewed restrictions on social and business activity taken by local and, in some cases, national authorities will undoubtedly hinder the economy’s momentum. The pandemic’s course can still be unpredictable. The timeline of vaccine rollouts depends on many variables, public confidence can shift and real-world efficacy remains to be seen. Additionally, after Democrats won both of Georgia’s Senate run-off elections, which provided them with a democratic majority (the Democratic Vice President-elect casts the tie breaking vote in a 50/50 split Senate), this changing political landscape may cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders.
The New Year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
January 21, 2021

Portfolio Managers' Comments
Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Daniel J. Close, CFA, Steven M. Hlavin and Christopher L. Drahn, CFA, review key investment strategies, and the performance of the Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund. Dan has managed the Kentucky, Michigan and Ohio Funds since 2007, Steve has managed the Kansas and Wisconsin Funds since 2011, and Chris has managed the Missouri Fund since 2011.
Effective September 27, 2019 (the "Closing Date"), the Nuveen Wisconsin Municipal Bond Fund was closed to new and existing investors. However, Fund shareholders who elected on or before the Closing Date to have any dividends and/or other distributions paid by the Fund automatically reinvested in shares of the Fund are permitted to continue such automatic reinvestments after the Closing Date. The closing is intended to ensure that the Fund can be effectively managed in accordance with its investment objective given the limited availability of municipal bonds that pay interest that is exempt from regular federal and Wisconsin personal income tax. The Fund reserves the right to reopen in its discretion.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Renewed COVID-19 coronavirus outbreaks across the U.S. and Europe prompted tightening COVID-19 restrictions at the local and, in some cases, national levels during the fall of 2020, weighing on short-term economic indicators. Additionally, certain government programs supporting businesses and workers are expiring with little clarity on extensions or replacement options. In late December 2020 (subsequent to the close of this reporting period), the U.S. government approved a $900 billion relief package. In November 2020, three vaccine trials announced successful results, paving the way for selective distribution at year end 2020 and inoculation of the wider public during 2021.
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers' Comments (continued)
and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or widespread vaccination). The situation remains fluid, given production and logistical challenges with rolling out the vaccine as well as public trust in it, and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen Fund Advisors, LLC, and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
How did the Funds perform during the six-month reporting period ended November 30, 2020?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended November 30, 2020. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average..
During the reporting period, the Class A Shares at NAV of the Kansas, Kentucky, Missouri and Wisconsin Funds outperformed the S&P Municipal Bond Index to varying degrees, while the Michigan and Ohio Funds trailed this performance measure. The Kansas, Kentucky, Missouri and Wisconsin Funds outpaced their Lipper classification average, while the Michigan and Ohio Funds trailed their respective Lipper classification average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the six-month reporting period ended November 30, 2020?
The investment objective of each Fund is to provide as high a level of current income exempt from regular federal, state and in some cases, local income taxes as is consistent with preservation of capital.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Kansas Municipal Bond Fund
The Class A Shares of the Nuveen Kansas Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2020.
Relative to the index, the Fund benefited from its credit quality positioning. As the municipal bond market bounced back from a sharp downturn earlier in 2020, the recovery trend was especially pronounced among weaker quality bonds. Accordingly, the Fund’s overweight in lower rated bond categories, especially among bonds rated BBB and below investment grade, significantly contributed. Many of the Fund’s top individual outperformers came from these lower credit tiers. Standout contributors included Coffeyville Electric Utility System bonds, Overland Park Convention Center Hotel revenue bonds, Buckeye Tobacco (Ohio) and Guam Power Authority bonds. All of these securities, which carried BBB credit ratings, benefited from narrowing credit spreads.
The Fund also benefited from maintaining its duration (interest rate sensitivity) slightly longer than that of the index. This stance generated a modest relative performance advantage for this Fund, which benefited as municipal interest rates fell.

Sector positioning added value overall, partly due to an overweighting in dedicated-tax, health care and tobacco bond categories, all of which were relative outperformers during the reporting period. An underweight in the lagging higher education sector also added value. In contrast, the Fund’s underweighting among transportation bonds hampered relative performance, as this category underperformed the index. The Fund also was hurt by an overweighting in the lagging utility bond sector, although that negative result was partly offset by the positive performance of the Coffeyville and Guam bond holdings cited earlier.
Management activity during the reporting period was relatively quiet, reflecting a combination of constrained tax-exempt Kansas bond issuance with manageable shareholder inflows, bond calls and bond maturities. New purchases for the Fund during the reporting period tended to be of higher credit quality, reflecting available issuance in the Kansas marketplace and included Kansas State University, Kansas Department of Transportation, Kansas State Turnpike Authority, Wichita general obligation and Johnson County school district bonds. In addition, in August 2020 management purchased Ohio Buckeye Tobacco bonds, which wound up among the Fund’s top individual performers for the reporting period. Other purchases included insured Puerto Rico highway and Guam International Airport bonds. Like all debt issued by U.S territories, Puerto Rico and Guam bonds may include exemption from most federal, state and local taxes.
Nuveen Kentucky Municipal Bond Fund
The Class A Shares of the Nuveen Kentucky Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2020.
Credit rating allocation, duration (interest rate) positioning and security selection each added value relative to the index. Higher yielding, lower rated bonds were the market’s best overall performers, as these securities rallied more strongly than their lower yielding, higher quality counterparts. The Fund’s overweightings in the lower investment grade credit tiers of the marketplace (A and BBB) contributed, given these securities’ favorable performance. Corresponding underweights in bonds rated AAA and AA (the highest quality tiers) also added value since these credit rating tiers underperformed.
In terms of duration positioning, the Fund benefited from an underweighting in securities with effective durations of zero to two years, a segment of the yield curve that underperformed as interest rates declined. An accompanying overweighting in longer-term securities (specifically, those with effective durations of ten to twelve years, which outperformed) also aided performance.
The Fund’s overall positive security selection stemmed largely from holdings in tender option bonds (TOBs). These longer duration floating rate securities performed well along with the decline in rates. Tempering this outperformance, however, was the Fund’s allocation to certain high quality, short duration holdings, which fell out of favor as investors more often sought bonds with higher yields this reporting period.
Sector allocation was the primary detractor from the Fund’s results relative to the index. The portfolio’s exposure to pre-refunded bonds hampered results as these securities lagged because of their high credit quality and short effective durations, two characteristics that were relatively out of favor with investors this reporting period. Additionally, the Fund’s lack of exposure to certain exceptionally strong performing non-Kentucky transportation bonds hurt relative performance compared to the S&P Municipal Bond Index.
Throughout the reporting period, the Fund received significant new investments from shareholders and, to a lesser degree, proceeds from bond calls and maturities. To keep the portfolio invested, management actively invested these proceeds. Bond purchases were focused on Kentucky bonds across a range of sectors, including higher education, local tax appropriation, utilities and water/sewer.
Purchases, which were roughly evenly split between the primary and secondary municipal bond markets, generally entailed bonds with intermediate to long durations and lower investment grade credit ratings. Most additions to the portfolio offered coupons ranging from 4-5%, which management viewed as offering yield advantages relative to similarly structured debt with lower coupons.
The Fund’s limited selling activity this reporting period focused mainly on some pre-refunded bonds and other lower yielding securities. These sales, made at a loss, allowed the manager to raise money to buy higher yielding alternatives available in the marketplace. With these sales, the Fund harvested tax losses, enhancing the Fund’s income earning capability and seeking to make the portfolio more tax efficient.

Portfolio Managers' Comments (continued)
Nuveen Michigan Municipal Bond Fund
The Class A Shares of the Nuveen Michigan Municipal Bond Fund underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2020.
During the reporting period, lower quality issues outperformed their higher quality counterparts, which was a performance challenge for the Fund's portfolio. Boosting the former was investors’ appetite for riskier bonds that offered added yield in a low rate environment and potential upside as the U.S. economy slowly reopened from the COVID-19 crisis shutdown during the spring of 2020. Accordingly, the Fund’s underweighting in bonds rated BBB, the lowest quality tier of the investment grade market and a relative outperformer, detracted from results, as did its overweighting in AA rated bonds, a credit tier that lagged the index.
A detractor from the Fund’s sector exposure was an overweight in pre-refunded bonds. These securities, which usually carry the highest credit rating (AAA) and tend to be shorter in duration (meaning less sensitive to interest rate changes), trailed the index as the market environment generally favored lower quality, longer duration securities. The Fund’s underweighting in airport bonds also detracted, given that sector’s relative outperformance.
Unfavorable security selection also weighed on performance to a lesser extent, especially the Fund’s overweighting in shorter duration, higher quality issues. Offsetting that challenge, however, was an overweighting in tender option bonds (TOBs), as these floating rate securities generally have longer durations and thus outperformed along with the drop in interest rates.
In contrast, duration was the key contributor to the Fund’s relative performance during the reporting period. With a duration longer than that of the index, the Fund benefited to a greater extent as rates fell.
During the reporting period, the Fund received significant shareholder inflows, as well as proceeds from bond calls and maturities. With these proceeds, management actively purchased bonds to stay invested.
Fund purchases, which occurred in both the primary and secondary municipal bond marketplaces, focused on bonds with intermediate and longer durations and 4-5% coupons. Additions to the portfolio came from a variety of market sectors, including local general obligation (GO), state appropriation, state GO, health care and water/sewer. Additions also included TOB securities, purchased to help manage the Fund’s duration and keep within the Fund’s target range.
Nuveen Missouri Municipal Bond Fund
The Class A Shares of the Nuveen Missouri Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2020.
Credit quality positioning helped drive the Fund’s relative outperformance. Reversing a trend from the prior six months, credit spreads generally narrowed this reporting period, meaning that lower rated bonds outperformed as investors proved increasingly comfortable accepting credit risk. Against this backdrop, the Fund’s overweightings and individual investments in the A rated and non-rated market segments, and among lower rated credit tiers generally, were positive performance factors, as the performance of many lower quality issues rebounded from a downturn earlier in 2020.
Duration (interest rate) and yield curve positioning also contributed to performance. During the reporting period, municipal bond yields generally fell, except on the shortest maturities, which resulted in a flattening yield curve. In this environment, the Fund’s greater interest rate sensitivity, including an overweighting in longer dated issues, slightly contributed to relative performance.
The Fund's sector exposure materially benefited from an overweighting in health care bonds, including those of hospital issuers and senior housing facilities. As investor comfort levels improved concerning the impact of the COVID-19 crisis on health care facilities, bonds in this sector staged a meaningful rebound.
One modest negative for the Fund’s relative performance, however, was an underweighting in the transportation sector, reflecting the lack of port or toll road bonds available in the Missouri marketplace. The Fund did add exposure to airport bonds during the reporting period, however, which boosted returns, given these securities’ strong results.

During the reporting period, the Fund’s sector and credit rating allocations did not dramatically change. Management did, however, increase the Fund’s allocation to the transportation bond sector, primarily from purchasing debt of Kansas City International Airport, which continued its modernization capital program with a mid-October 2020 bond issue.
Although new purchases were primarily on the long end of the yield curve, the combination of strong shareholder inflows and the makeup of local issuance within the Missouri municipal marketplace meant that a higher-than-normal percentage of purchases were of intermediate duration bonds.
In addition to the Kansas City International Airport bonds, other notable individual purchases for the Missouri Fund included bonds of Mercy Health in St. Louis and Bi-State Development Agency mass transit sales tax revenue bonds. In June 2020, the Fund also purchased bonds of the St. Louis Ballpark Village Development project at a meaningful discount to their par value.
Nuveen Ohio Municipal Bond Fund
The Class A Shares of the Nuveen Ohio Municipal Bond Fund underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2020.
The Fund’s most notable individual detractor was an equity position in Energy Harbor. The Fund acquired shares in Energy Harbor when its holding of certain municipal bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of FirstEnergy Solutions’ emergence from bankruptcy protection. The share price appreciated strongly following its March 2020 issuance, which increased both the size of the Fund’s position and its impact on performance. In July 2020, the stock suffered a correction on negative news about the predecessor company and its former parent company. While management continues to closely monitor the situation, it believes that the sell-off was a short-term overreaction and that over the long term, the company’s underlying value will be recognized and rewarded by the market.
A partial offset to that detractor, however, was the Fund’s exposure to bonds issued by the Buckeye Tobacco Settlement Financing Authority. Some of the agency’s outstanding debt was refinanced in late 2019, helping to lift the issuer’s credit rating and generate significant outperformance from these bonds, which was purchased for the Fund in early 2020.
Credit rating exposure detracted from the Fund’s relative performance. The portfolio included an underweight in issues rated BBB (the lowest tier of the investment grade bond universe) and a corresponding overweight in highly rated (AA) bonds. This positioning hampered results, since lower quality bonds outperformed as investors increasingly favored higher yielding but riskier municipal debt this reporting period.
Sector positioning also detracted, partly due to the Fund’s overweighting in pre-refunded bonds. These high quality, generally shorter-term securities lagged, given investors’ growing preference for bonds with higher yields, particularly lower quality, longer term bonds. The Fund’s underweighting in airport bonds also detracted from performance, given their relative outperformance.
Positive performance contribution came from duration (interest rate) positioning. The portfolio was overweight in bonds with longer effective durations (twelve years and more), which, given their heightened interest rate sensitivity, were among the best performing securities across the yield curve. A related underweight in short duration (zero to two years) also helped because these lesser rate sensitive securities lagged.
Throughout the reporting period, the Fund received significant shareholder inflows, which, with proceeds from bond calls and maturities, provided ample funds for additions to the Fund. Simultaneously, management encountered an ample supply of Ohio bonds available in both the primary and secondary municipal bond markets, which provided a broad range of investment opportunities.
The Fund's purchases occurred across a broad range of sectors, including transportation, state general obligation bonds (GOs), local appropriated securities, dedicated tax bonds, local GOs and higher education sector bonds. Additions to the Fund during the reporting period generally were focused on bonds with intermediate and longer durations of higher credit quality and 4-5% coupons, which are commonly available in the marketplace.

Portfolio Managers' Comments (continued)
Nuveen Wisconsin Municipal Bond Fund
The Class A Shares of the Nuveen Wisconsin Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2020.
The Fund's relative outperformance was driven by an overweight in bonds with credit ratings of BBB and lower. During the reporting period, lower quality municipal bonds outperformed their higher quality counterparts. Bonds with lower ratings, which incurred steeper losses earlier in 2020 due to investor worries about the economic effects of the pandemic, sharply bounced back along with the municipal market.
Duration (interest rate) positioning also contributed to relative performance. The Fund’s duration was longer than that of the index. Accordingly, it was able to capture more of the beneficial effects of declining interest rates.
The Fund's sector allocation also contributed to performance. The Fund was overweighted in several outperforming sectors, especially the dedicated-tax, health care and utility categories. Individual credit selection within the utility sector added further value, due to the strong performance of utility debt issued by U.S. territories. To gain exposure to this sector, we favored territorial bonds because Wisconsin utility bonds lack a state tax exemption. (Debt issued by U.S territories may include exemption from most federal, state and local taxes.)
Other relative contributors at the individual security level were investments in Marshfield Clinic Health System and Beloit Health System revenue bonds. Both of these health care issues were strong performers during the reporting period, benefiting from the relative scarcity of higher yielding, lower rated investments exempt from Wisconsin state taxes.
In contrast, the Fund’s overweighting in the appropriation and multi-family housing bond sectors detracted from relative performance. Because of Wisconsin’s unique municipal tax code, whereby only a few Wisconsin municipal bonds are exempt from state tax, these two sectors are among the largest sources of investable debt for tax-sensitive investors in the state. Accordingly, the portfolio includes greater-than-average exposure to these categories, and their relative underperformance weighed on the Fund’s result.
During the six-month reporting period, the manager easily funded shareholder outflows with the proceeds of bond calls and maturities. The outflows provided the management with an opportune time to slightly reduce the Fund’s exposure to out-of-state bonds and rely to a greater extent on tax-exempt Wisconsin bonds while still remaining fully invested.
Purchase activity was limited and new acquisitions for the portfolio included multi-family housing project bonds, Rogers Memorial Hospital revenue bonds and insured Puerto Rico highway bonds. One larger purchase included long dated zero-coupon Wisconsin Center District dedicated tax-revenue bonds, which were bought to replace similar bonds called by this issuer during the reporting period. All these purchases were longer in maturity, which allowed the manager to extend the portfolio’s duration and maintain its desired level of interest rate sensitivity. The one exception was for the multi-family housing bonds, which were non-rated.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds' use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds' exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Kansas Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	1/09/92	3.98%	3.12%	2.94%	4.06%	0.82%
Class A Shares at maximum Offering Price	1/09/92	(0.38)%	(1.20)%	2.07%	3.62%	—
S&P Municipal Bond Index	—	3.12%	4.68%	3.85%	4.40%	—
Lipper Other States Municipal Debt Funds Classification Average	—	2.85%	3.84%	2.98%	3.59%	—
Class C2 Shares	2/11/97	3.69%	2.54%	2.39%	3.50%	1.37%
Class I Shares	2/25/97	4.08%	3.34%	3.16%	4.27%	0.62%

	Total Returns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	3.68%	2.41%	2.14%	3.02%	1.62%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of November 30, 2020

Effective Leverage Ratio	0.00%

Nuveen Kentucky Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	5/04/87	3.61%	3.80%	3.24%	3.91%	0.93%
Class A Shares at maximum Offering Price	5/04/87	(0.76)%	(0.52)%	2.35%	3.47%	—
S&P Municipal Bond Index	—	3.12%	4.68%	3.85%	4.40%	—
Lipper Other States Municipal Debt Funds Classification Average	—	2.85%	3.84%	2.98%	3.59%	—
Class C2 Shares	10/04/93	3.24%	3.15%	2.65%	3.34%	1.48%
Class I Shares	2/07/97	3.70%	4.01%	3.44%	4.13%	0.73%

	Total Returns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	3.10%	2.96%	2.42%	2.93%	1.73%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of November 30, 2020

Effective Leverage Ratio	9.30%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Michigan Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/27/85	2.46%	4.94%	3.59%	4.38%	0.83%
Class A Shares at maximum Offering Price	6/27/85	(1.82)%	0.51%	2.71%	3.93%	—
S&P Municipal Bond Index	—	3.12%	4.68%	3.85%	4.40%	—
Lipper Other States Municipal Debt Funds Classification Average	—	2.85%	3.84%	2.98%	3.59%	—
Class C2 Shares	6/22/93	2.27%	4.37%	3.02%	3.81%	1.38%
Class I Shares	2/03/97	2.65%	5.16%	3.81%	4.59%	0.63%

	Total Returns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.14%	4.12%	2.78%	3.49%	1.63%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of November 30, 2020

Effective Leverage Ratio	5.40%

Nuveen Missouri Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	8/03/87	3.38%	3.92%	3.81%	4.55%	0.77%
Class A Shares at maximum Offering Price	8/03/87	(0.96)%	(0.48)%	2.92%	4.10%	—
S&P Municipal Bond Index	—	3.12%	4.68%	3.85%	4.40%	—
Lipper Other States Municipal Debt Funds Classification Average	—	2.85%	3.84%	2.98%	3.59%	—
Class C2 Shares	2/02/94	3.03%	3.37%	3.23%	3.98%	1.32%
Class I Shares	2/19/97	3.40%	4.15%	3.99%	4.75%	0.57%

	Total Returns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.98%	3.10%	2.97%	3.46%	1.57%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of November 30, 2020

Effective Leverage Ratio	0.00%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Ohio Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/27/85	1.51%	4.72%	3.61%	4.35%	0.78%
Class A Shares at maximum Offering Price	6/27/85	(2.72)%	0.35%	2.72%	3.91%	—
S&P Municipal Bond Index	—	3.12%	4.68%	3.85%	4.40%	—
Lipper Ohio Municipal Debt Funds Classification Average	—	2.58%	4.38%	3.28%	3.79%	—
Class C2 Shares	8/03/93	1.24%	4.15%	3.05%	3.78%	1.33%
Class I Shares	2/03/97	1.62%	4.94%	3.83%	4.56%	0.58%

	Total Returns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	1.11%	3.90%	2.79%	3.36%	1.58%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of November 30, 2020

Effective Leverage Ratio	1.80%

Nuveen Wisconsin Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/01/94	3.54%	3.09%	3.35%	4.10%	0.93%
Class A Shares at maximum Offering Price	6/01/94	(0.81)%	(1.26)%	2.48%	3.65%	—
S&P Municipal Bond Index	—	3.12%	4.68%	3.85%	4.40%	—
Lipper Other States Municipal Debt Funds Classification Average	—	2.85%	3.84%	2.98%	3.59%	—
Class C2 Shares	2/25/97	3.25%	2.52%	2.79%	3.52%	1.48%
Class I Shares	2/25/97	3.63%	3.19%	3.53%	4.29%	0.73%

	Total Returns as of November 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	3.13%	2.26%	2.53%	3.44%	1.73%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of November 30, 2020

Effective Leverage Ratio	5.50%

Yields    as of November 30, 2020
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Kansas Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.24%	1.56%	1.78%	2.55%
SEC 30-Day Yield	1.20%	0.47%	0.70%	1.46%
Taxable-Equivalent Yield (46.5%)[2]	2.21%	0.87%	1.29%	2.69%
Nuveen Kentucky Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.52%	1.83%	2.10%	2.85%
SEC 30-Day Yield	0.84%	0.09%	0.31%	1.07%
Taxable-Equivalent Yield (45.8%)[2]	1.55%	0.17%	0.57%	1.97%
Nuveen Michigan Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.05%	1.35%	1.59%	2.34%
SEC 30-Day Yield	0.76%	0.00%	0.22%	0.99%
Taxable-Equivalent Yield (45.1%)[2]	1.38%	0.00%	0.40%	1.80%

Nuveen Missouri Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.37%	1.65%	1.91%	2.68%
SEC 30-Day Yield	1.09%	0.35%	0.59%	1.34%
Taxable-Equivalent Yield (46.2%)[2]	2.01%	0.65%	1.09%	2.47%
Nuveen Ohio Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.06%	1.36%	1.61%	2.36%
SEC 30-Day Yield	0.65%	(0.11)%	0.11%	0.87%
Taxable-Equivalent Yield (45.6%)[2]	1.19%	(0.20)%	0.20%	1.60%
Nuveen Wisconsin Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.84%	2.20%	2.41%	3.18%
SEC 30-Day Yield	1.80%	1.09%	1.32%	2.07%
Taxable-Equivalent Yield (48.5%)[2]	3.40%	2.06%	2.49%	3.91%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of November 30, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Kansas Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	96.6%
Common Stocks	0.7%
Other Assets Less Liabilities	2.7%
Net Assets	100%

States and Territories (% of total municipal bonds)
Kansas	62.7%
Guam	16.6%
Puerto Rico	6.0%
New York	4.5%
Ohio	3.0%
Iowa	2.0%
Virgin Islands	1.2%
Virginia	1.2%
Texas	1.2%
Colorado	0.6%
Illinois	0.4%
California	0.3%
Indiana	0.2%
New Jersey	0.1%
Maryland	0.0%
Pennsylvania	0.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	26.3%
Tax Obligation/General	21.5%
Utilities	13.8%
U.S. Guaranteed	8.7%
Health Care	7.4%
Transportation	7.1%
Consumer Staples	6.5%
Other	8.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	8.7%
AAA	4.5%
AA	39.2%
A	11.5%
BBB	12.3%
BB or Lower	17.1%
N/R (not rated)	6.0%
N/A (not applicable)	0.7%
Total	100%

Nuveen Kentucky Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	106.7%
Other Assets Less Liabilities	1.6%
Net Assets Plus Floating Rate Obligations	108.3%
Floating Rate Obligations	(8.3)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Kentucky	96.3%
Puerto Rico	2.3%
Ohio	1.4%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	28.3%
Utilities	16.8%
Education and Civic Organizations	14.3%
U.S. Guaranteed	13.7%
Health Care	13.2%
Transportation	9.0%
Other	4.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	8.5%
AAA	7.7%
AA	30.7%
A	33.8%
BBB	11.7%
BB or Lower	0.6%
N/R (not rated)	7.0%
Total	100%

Holding Summaries    as of November 30, 2020 (continued)
Nuveen Michigan Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	104.1%
Other Assets Less Liabilities	0.7%
Net Assets Plus Floating Rate Obligations	104.8%
Floating Rate Obligations	(4.8)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Michigan	97.5%
Puerto Rico	2.5%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	31.3%
Education and Civic Organizations	21.7%
Utilities	15.9%
Tax Obligation/Limited	14.0%
U.S. Guaranteed	7.5%
Health Care	5.9%
Other	3.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	6.9%
AAA	11.8%
AA	62.3%
A	14.7%
BBB	0.7%
BB or Lower	0.8%
N/R (not rated)	2.8%
Total	100%

Nuveen Missouri Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.1%
Other Assets Less Liabilities	1.9%
Net Assets	100%

States and Territories (% of total municipal bonds)
Missouri	97.8%
Puerto Rico	1.4%
Guam	0.8%
Total	100%
Portfolio Composition (% of total investments)
Health Care	21.4%
Tax Obligation/Limited	18.0%
Utilities	15.9%
Tax Obligation/General	14.9%
Education and Civic Organizations	10.6%
U.S. Guaranteed	6.6%
Transportation	5.6%
Other	7.0%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.9%
AAA	3.9%
AA	45.2%
A	28.8%
BBB	6.3%
BB or Lower	2.8%
N/R (not rated)	7.1%
Total	100%

Holding Summaries    as of November 30, 2020 (continued)
Nuveen Ohio Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	96.1%
Common Stocks	1.1%
Other Assets Less Liabilities	2.8%
Net Assets	100%

States and Territories (% of total municipal bonds)
Ohio	98.4%
Puerto Rico	1.6%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	19.6%
Tax Obligation/General	19.0%
Utilities	16.5%
U.S. Guaranteed	16.3%
Health Care	9.1%
Education and Civic Organizations	9.0%
Transportation	5.0%
Other	5.5%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	14.2%
AAA	21.0%
AA	42.5%
A	12.2%
BBB	0.9%
BB or Lower	2.4%
N/R (not rated)	5.7%
N/A (non applicable)	1.1%
Total	100%

Nuveen Wisconsin Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	102.8%
Common Stocks	1.5%
Other Assets Less Liabilities	1.0%
Net Assets Plus Floating Rate Obligations	105.3%
Floating Rate Obligations	(5.3)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Wisconsin	84.2%
Puerto Rico	8.8%
Guam	2.3%
Iowa	1.5%
Virginia	0.9%
Virgin Islands	0.9%
New York	0.7%
Illinois	0.4%
Minnesota	0.2%
Maryland	0.1%
Ohio	0.0%
Pennsylvania	0.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	30.8%
Health Care	21.2%
Housing/Multifamily	17.9%
Long-Term Care	9.8%
Utilities	7.6%
Education and Civic Organizations	5.1%
Other	7.6%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	2.2%
AA	36.0%
A	32.2%
BBB	13.7%
BB or Lower	4.0%
N/R (not rated)	10.5%
N/A (not applicable)	1.4%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2020.
The beginning of the period is June 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Kansas Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,039.78	$1,036.77	$1,036.91	$1,040.79
Expenses Incurred During the Period	$ 4.04	$ 8.12	$ 6.84	$ 3.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.11	$1,017.10	$1,018.35	$1,022.11
Expenses Incurred During the Period	$ 4.00	$ 8.04	$ 6.78	$ 2.99
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Kentucky Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,036.09	$1,030.98	$1,032.37	$1,037.01
Expenses Incurred During the Period	$ 3.98	$ 8.04	$ 6.78	$ 2.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.16	$1,017.15	$1,018.40	$1,022.21
Expenses Incurred During the Period	$ 3.95	$ 7.99	$ 6.73	$ 2.89
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen Michigan Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,024.59	$1,021.42	$1,022.68	$1,026.51
Expenses Incurred During the Period	$ 4.06	$ 8.11	$ 6.85	$ 3.05
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.06	$1,017.05	$1,018.30	$1,022.06
Expenses Incurred During the Period	$ 4.05	$ 8.09	$ 6.83	$ 3.04
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.35% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen Missouri Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,033.76	$1,029.85	$1,030.27	$1,033.98
Expenses Incurred During the Period	$ 3.93	$ 7.99	$ 6.72	$ 2.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.21	$1,017.20	$1,018.45	$1,022.21
Expenses Incurred During the Period	$ 3.90	$ 7.94	$ 6.68	$ 2.89
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.32% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Ohio Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,015.13	$1,011.13	$1,012.37	$1,016.21
Expenses Incurred During the Period	$ 3.89	$ 7.92	$ 6.66	$ 2.88
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.21	$1,017.20	$1,018.45	$1,022.21
Expenses Incurred During the Period	$ 3.90	$ 7.94	$ 6.68	$ 2.89
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.32% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen Wisconsin Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,035.43	$1,031.28	$1,032.54	$1,036.29
Expenses Incurred During the Period	$ 4.34	$ 8.40	$ 7.18	$ 3.32
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.81	$1,016.80	$1,018.00	$1,021.81
Expenses Incurred During the Period	$ 4.31	$ 8.34	$ 7.13	$ 3.29
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.65%, 1.41% and 0.65% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Kansas Municipal Bond Fund
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.3%
	MUNICIPAL BONDS – 96.6%
	Consumer Staples – 6.3%
$ 7,080	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48	6/30 at 100.00	BBB+	$7,227,052
1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	1,124,620
1,535	Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2002, 5.500%, 5/15/39	12/20 at 100.00	Ba1	1,575,171
500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/29	6/27 at 100.00	BBB	617,705
1,005	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	12/20 at 100.00	N/R	1,005,302
1,500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	12/20 at 100.00	B-	1,522,440
750	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	12/20 at 100.00	B-	761,220
830	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	895,661
625	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	651,806
320	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BB+	368,714
2,510	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,631,860
17,655	Total Consumer Staples			18,381,551
	Education and Civic Organizations – 3.4%
	Kansas Development Finance Authority, Revenue Bonds, Kansas State University Projects, Refunding Series 2016A:
1,000	4.000%, 3/01/22	No Opt. Call	Aa3	1,046,540
250	4.000%, 3/01/27	3/24 at 100.00	Aa3	276,915
	Kansas Development Finance Authority, Revenue Bonds, Wichita State University Union Corporation Student Housing Project, Series 2013F-1:
1,690	5.250%, 6/01/38	6/21 at 100.00	Aa3	1,716,415
2,000	5.250%, 6/01/42	6/21 at 100.00	Aa3	2,029,820
1,000	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	12/20 at 100.00	Baa3	1,000,100

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,000	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32 (4)	9/21 at 100.00	N/R	$310,000
3,135	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	3,566,156
10,075	Total Education and Civic Organizations			9,945,946
	Financials – 0.5%
1,020	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,473,655
	Health Care – 7.3%
385	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/39	8/29 at 100.00	BBB+	474,054
	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc, Series 2016:
1,075	5.000%, 12/01/36	12/26 at 100.00	Ba1	1,171,245
400	5.000%, 12/01/41	12/26 at 100.00	Ba1	431,772
875	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	AA+	1,063,064
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc, Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,123,000
5,000	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A, 5.000%, 7/01/48	7/28 at 100.00	A	5,975,650
3,000	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc, Refunding Series 2013, 5.000%, 11/15/29	11/22 at 100.00	AA-	3,213,480
2,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45	9/25 at 100.00	AA-	2,315,000
	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, University of Kansas Health System, Series 2019B:
2,205	4.000%, 3/01/37	3/30 at 100.00	AA-	2,637,356
1,490	4.000%, 3/01/38	3/30 at 100.00	AA-	1,777,049
18,430	Total Health Care			21,181,670
	Industrials – 1.4%
425	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	12/20 at 100.00	B-	425,335
1,415	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB-	1,454,606
1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	1,087,420
530	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	12/20 at 103.00	BB-	546,939
205	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	219,506
435	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	450,912
4,010	Total Industrials			4,184,718

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 3.1%
$ 2,500	Kansas Development Finance Authority Revenue Bonds, Village Shalom Project, Series 2018A, 5.250%, 11/15/53	11/23 at 103.75	N/R	$2,379,800
3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc, Refunding Series 2010S, 5.000%, 5/15/30	12/20 at 100.00	BBB	3,130,188
2,715	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2013IV-A, 6.375%, 5/15/43	5/23 at 100.00	N/R	2,885,040
665	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.625%, 5/15/44	5/24 at 100.00	N/R	699,294
9,005	Total Long-Term Care			9,094,322
	Tax Obligation/General – 20.9%
	Allen County Unified School District 257 Iola, Kansas, General Obligation Bonds, School Building Series 2019A:
1,120	4.000%, 9/01/33 – BAM Insured	9/28 at 100.00	AA	1,338,344
1,150	4.000%, 9/01/34 – BAM Insured	9/28 at 100.00	AA	1,370,490
1,000	Butler County Unified School District 490, Kansas, General Obligation Bonds, Refunding Series 2016A, 4.000%, 9/01/35 – BAM Insured	9/26 at 100.00	AA	1,175,590
2,000	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, School Series 2020A, 3.000%, 10/01/28	No Opt. Call	Aaa	2,363,520
2,250	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 5.000%, 10/01/23 – NPFG Insured	10/22 at 100.00	Aaa	2,447,325
2,000	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2012A, 5.000%, 10/01/23	10/22 at 100.00	AA-	2,172,300
2,200	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2013A, 5.000%, 10/01/28	10/23 at 100.00	AA-	2,481,182
1,490	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2016A, 5.000%, 10/01/33	10/25 at 100.00	AA-	1,769,092
1,250	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding & Improvement Series 2015A, 5.000%, 10/01/34	10/25 at 100.00	Aaa	1,497,388
500	Johnson County, Kansas, General Obligation Bonds, General Improvement Series 2016A, 5.000%, 9/01/24	No Opt. Call	AAA	589,370
5,000	Johnson County, Kansas, General Obligation Bonds, Internal Improvement Series 2018A, 4.000%, 9/01/34	9/27 at 100.00	AAA	5,961,300
3,000	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	Aa3	3,110,970
1,000	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation Bonds, Series 2018A, 5.000%, 9/01/34	9/27 at 100.00	Aa3	1,252,810
	Leavenworth County Unified School District 453, Kansas, General Obligation Bonds, Series 2018A:
365	4.000%, 9/01/37	9/26 at 100.00	Aa3	414,680
2,155	4.000%, 9/01/38	9/26 at 100.00	Aa3	2,443,727
1,000	Leavenworth County Unified School District 464, Tonganoxie, Kansas, General Obligation Bonds, Refunding & Improvement Series 2019A, 4.000%, 9/01/45	9/27 at 100.00	A1	1,150,440
2,575	Lyon County Unified School District 253 Emporia, Kansas, General Obligation Bonds, Series 2019, 4.000%, 9/01/48	9/27 at 100.00	A1	2,902,900

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,345	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2011A, 5.500%, 7/01/27 – AGM Insured	7/21 at 100.00	AA	$2,398,935
4,715	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2012A, 5.000%, 7/01/35 – AGM Insured	7/22 at 100.00	AA	4,947,921
1,130	Riley County Unified School District 383, Manhattan-Ogen, Kansas, General Obligation Bonds, Refunding Series 2016, 4.000%, 9/01/29	9/26 at 100.00	Aa2	1,342,101
500	Sedgwick County Unified School District 259, Wichita, Kansas, General Obligation Bonds, Refunding Series 2017A, 3.000%, 10/01/22	No Opt. Call	Aa2	525,755
465	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Refunding Series 2017, 4.000%, 9/01/30 – BAM Insured	9/26 at 100.00	AA	548,123
	Sedgwick County Unified School District 266 Maize, Harvey County, Kansas, General Obligation Bonds, Series 2019A:
1,325	4.000%, 9/01/30	9/27 at 100.00	AA	1,606,801
1,650	4.000%, 9/01/31	9/27 at 100.00	AA	1,995,263
500	4.000%, 9/01/32	9/27 at 100.00	AA	602,345
	Wichita, Kansas, General Obligation Bonds, Airport Series 2015C:
2,000	5.000%, 12/01/39 (AMT)	12/25 at 100.00	AA+	2,342,320
500	4.250%, 12/01/44 (AMT)	12/25 at 100.00	AA+	560,770
	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Improvement Series 2018A:
1,240	5.000%, 9/01/39	9/28 at 100.00	AA-	1,565,413
1,000	5.000%, 9/01/40	9/28 at 100.00	AA-	1,260,520
1,000	4.000%, 9/01/48	9/28 at 100.00	AA-	1,154,920
1,000	Wyandotte County Unified School District 500, Kansas, General Obligation Bonds, Improvement Series 2016A, 4.125%, 9/01/37	9/26 at 100.00	AA-	1,157,280
200	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Improvement Series 2015A, 3.000%, 8/01/28	8/24 at 100.00	AA	215,246
	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Improvement Series 2020A:
1,515	3.000%, 8/01/30 – BAM Insured	8/28 at 100.00	AA	1,723,025
2,395	3.000%, 8/01/31 – BAM Insured	8/28 at 100.00	AA	2,707,571
53,535	Total Tax Obligation/General			61,095,737
	Tax Obligation/Limited – 25.6%
	Dodge City, Kansas, Sales Tax Revenue Bonds, Refunding Series 2016:
500	5.000%, 6/01/28 – AGM Insured	6/27 at 100.00	AA	632,935
1,380	5.000%, 6/01/29 – AGM Insured	6/27 at 100.00	AA	1,738,372
2,295	5.000%, 6/01/30 – AGM Insured	6/27 at 100.00	AA	2,881,900
1,320	5.000%, 6/01/31 – AGM Insured	6/27 at 100.00	AA	1,648,495
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,000	5.000%, 11/15/34	11/25 at 100.00	BB	1,129,390
2,000	5.000%, 11/15/39	11/25 at 100.00	BB	2,239,760
250	4.000%, 11/15/39	11/25 at 100.00	BB	261,458

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
$ 1,000	5.000%, 1/01/23	1/22 at 100.00	BB	$1,036,470
500	5.000%, 1/01/31	1/22 at 100.00	BB	516,265
875	5.125%, 1/01/42	1/22 at 100.00	BB	902,808
1,910	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	1,964,015
990	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.500%, 11/01/40	5/21 at 100.00	BB	1,001,128
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/24	No Opt. Call	BB	1,128,230
2,000	5.000%, 12/01/25	No Opt. Call	BB	2,312,860
1,000	5.000%, 12/01/30	12/26 at 100.00	BB	1,165,900
1,000	5.000%, 12/01/32	12/26 at 100.00	BB	1,159,470
2,275	5.000%, 12/01/33	12/26 at 100.00	BB	2,630,332
4,250	5.000%, 12/01/46	12/26 at 100.00	BB	4,801,437
2,630	Johnson County Community College, Kansas, Certificates of Participation, Series 2017, 4.000%, 10/01/28	10/26 at 100.00	Aa1	3,118,601
3,295	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2015A, 5.000%, 9/01/21	No Opt. Call	AA	3,414,543
5,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2014A, 5.000%, 9/01/27	9/24 at 100.00	AA	5,862,300
	Kansas Department of Transportation, Highway Revenue Bonds, Series 2015B:
1,000	5.000%, 9/01/29	9/25 at 100.00	AA	1,212,640
1,500	5.000%, 9/01/35	9/25 at 100.00	AA	1,798,170
2,240	Kansas Department of Transportation, Highway Revenue Bonds, Series 2017A, 5.000%, 9/01/33	9/27 at 100.00	AA	2,794,691
	Kansas Development Finance Authority, Kansas, Sales Tax Revenue Bonds, K-State Olathe Innovation Campus Inc, Series 2019H-1:
1,170	4.000%, 9/01/30	9/27 at 100.00	Aa2	1,401,812
1,265	4.000%, 9/01/32	9/27 at 100.00	Aa2	1,496,621
1,350	3.000%, 9/01/34	9/27 at 100.00	Aa2	1,459,471
7,735	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel, Refunding & improvement Series 2019, 5.000%, 3/01/44	3/29 at 100.00	BB+	8,034,577
1,425	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	12/20 at 100.00	BBB	1,425,228
	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No 1 Project, Series 2012B:
200	0.000%, 12/15/29 (4)	12/22 at 100.00	N/R	100,000
200	0.000%, 12/15/34 (4)	12/22 at 100.00	N/R	100,000
2,775	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	12/22 at 100.00	N/R	1,539,931

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
$ 410	2.430%, 7/01/27	No Opt. Call	C	$386,236
295	5.250%, 7/01/32 – NPFG Insured	No Opt. Call	Baa2	313,290
430	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa2	457,185
1,000	5.250%, 7/01/36 – AGC Insured	No Opt. Call	AA	1,186,460
1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	C	1,106,920
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	2,141,060
1,800	Wyandotte County/Kansas City Unified Government, Kansas, Community Improvement District Sales Tax Revenue Bonds, Legends Appartments Garage & West Lawn Project, Series 2018, 4.500%, 6/01/40	12/26 at 100.00	N/R	1,818,846
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Kansas International Speedway Corporation Project, Refunding Series 2014:
1,370	5.000%, 12/01/25	12/24 at 100.00	A	1,572,020
1,260	5.000%, 12/01/26	12/24 at 100.00	A	1,439,689
1,175	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32	9/25 at 100.00	N/R	1,090,447
495	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Revenue Bonds, Kansas International Speedway Corporation, Series 1999, 0.000%, 12/01/27 – MBIA Insured	No Opt. Call	N/R	372,255
68,565	Total Tax Obligation/Limited			74,794,218
	Transportation – 6.9%
1,120	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/51	12/24 at 100.00	BBB	1,221,046
	Guam International Airport Authority, Revenue Bonds, Series 2013C:
1,950	6.250%, 10/01/34 (AMT)	10/23 at 100.00	Baa2	2,116,608
500	6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	541,070
1,330	Guam International Airport Authority, Revenue Bonds, Series 2019A, 5.000%, 10/01/22 (AMT)	No Opt. Call	Baa2	1,388,892
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (AMT)	7/25 at 100.00	B	1,052,530
2,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Airport Improvement Projects, Series 2018C, 5.000%, 7/15/28 (AMT)	No Opt. Call	B	2,198,020
	Kansas State Turnpike Authority, Turnpike Revenue Bonds, Refunding Series 20193A:
1,000	5.000%, 9/01/30	9/29 at 100.00	Aa2	1,356,120
1,100	5.000%, 9/01/38	9/29 at 100.00	Aa2	1,439,317
100	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/46 (AMT)	9/26 at 100.00	B	102,049
1,515	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	1,653,668

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
$ 1,705	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B+	$1,720,311
2,155	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B+	2,165,883
2,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	2,278,080
945	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	993,271
18,420	Total Transportation			20,226,865
	U.S. Guaranteed – 8.5% (5)
2,000	Allen County, Kansas Public Building Commission Revenue Bonds, Allen County Hospital Project, Series 2012, 5.150%, 12/01/36 (Pre-refunded 12/01/22)	12/22 at 100.00	A	2,195,120
	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvent Series 2013A:
935	5.000%, 8/01/33 (Pre-refunded 8/01/23) – AGM Insured	8/23 at 100.00	AA	1,050,977
565	5.000%, 8/01/33 (Pre-refunded 8/01/23) – AGM Insured	8/23 at 100.00	AA	635,885
1,500	Coffeyville, Kansas, Electric Utility System Revenue Bonds, Series 2015B, 5.000%, 6/01/42 (Pre-refunded 6/01/25), 144A	6/25 at 100.00	BBB+	1,787,265
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
500	5.250%, 7/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	A-	563,435
2,000	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	A-	2,266,580
2,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Building Series 2018B, 5.000%, 10/01/40 (Pre-refunded 10/01/26)	10/26 at 100.00	Aa3	2,540,240
1,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Improvement Series 2012, 5.000%, 10/01/30 (Pre-refunded 10/01/22)	10/22 at 100.00	AA-	1,087,850
4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc, Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R	4,177,560
2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28 (Pre-refunded 10/01/21)	10/21 at 100.00	AA-	2,075,860
2,000	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/37 (Pre-refunded 9/01/22)	9/22 at 100.00	A	2,166,240
1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2011A, 5.000%, 9/01/28 (Pre-refunded 9/01/21)	9/21 at 100.00	A	1,589,861
2,500	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/32 (Pre-refunded 9/01/22)	9/22 at 100.00	A	2,707,800
22,535	Total U.S. Guaranteed			24,844,673
	Utilities – 12.7%
1,255	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (4)	No Opt. Call	N/R	1,569

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 130	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	$136,369
600	Chisholm Creek Utility Authority, Kansas, Water and Wastewater Facilities Revenue Bonds, Bel Aire & Park Cities, Kansas Project, Refunding Series 2017, 5.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	763,746
100	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A-	110,885
1,750	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.000%, 7/01/28	7/23 at 100.00	A-	1,912,732
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
370	5.000%, 7/01/36	7/26 at 100.00	A-	428,530
2,580	5.000%, 1/01/46	7/26 at 100.00	A-	2,936,401
	Guam Power Authority, Revenue Bonds, Refunding Series 2017A:
2,650	5.000%, 10/01/33	10/27 at 100.00	BBB	3,137,229
3,750	5.000%, 10/01/40	10/27 at 100.00	BBB	4,374,225
1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,482,979
	Guam Power Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 10/01/32	10/24 at 100.00	AA	1,140,340
1,000	5.000%, 10/01/33	10/24 at 100.00	AA	1,137,950
	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A:
1,000	5.000%, 4/01/33 – BAM Insured	4/26 at 100.00	AA	1,202,550
1,000	5.000%, 4/01/34 – BAM Insured	4/26 at 100.00	AA	1,198,920
1,000	5.000%, 4/01/35 – BAM Insured	4/26 at 100.00	AA	1,195,490
1,500	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Jameson Energy Center Project, Series 2013, 5.750%, 7/01/38	7/23 at 100.00	A-	1,686,060
	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,395	5.000%, 12/01/22	No Opt. Call	A3	1,512,027
1,265	5.000%, 12/01/23	12/22 at 100.00	A3	1,370,463
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (4)	No Opt. Call	N/R	1,250
515	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (4)	No Opt. Call	N/R	644
480	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/28 – AGC Insured	12/20 at 100.00	AA	490,646
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV:
2,480	5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	2,888,481
1,065	5.250%, 7/01/31 – AGM Insured	No Opt. Call	AA	1,247,765

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Salina, Kansas, Water and Sewer System Revenue Bonds, Refunding Series 2019A:
$ 475	3.000%, 10/01/28	10/26 at 100.00	Aa3	$531,287
355	3.000%, 10/01/29	10/26 at 100.00	Aa3	394,806
780	3.000%, 10/01/30	10/26 at 100.00	Aa3	863,671
580	3.000%, 10/01/31	10/26 at 100.00	Aa3	637,490
1,595	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	12/20 at 100.00	CCC	1,445,373
200	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2017A, 5.000%, 10/01/22	No Opt. Call	AA-	216,916
2,250	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2016A, 5.000%, 9/01/40	9/25 at 100.00	A	2,630,362
35,495	Total Utilities			37,077,156
$ 258,745	Total Municipal Bonds (cost $269,339,106)			282,300,511

Shares	Description (1)	Value
	COMMON STOCKS – 0.7%
	Electric Utilities – 0.7%
89,726	Energy Harbor Corp, (6), (7), (8)	$ 2,024,488
	Total Common Stocks (cost $2,547,413)	2,024,488
	Total Long-Term Investments (cost $271,886,519)	284,324,999
	Other Assets Less Liabilities – 2.7%	7,943,640
	Net Assets – 100%	$ 292,268,639
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Common Stock received as part of the bankruptcy settlement for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, First Energy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40.
(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(8)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

Nuveen Kentucky Municipal Bond Fund
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 106.7%
	MUNICIPAL BONDS – 106.7%
	Education and Civic Organizations – 15.2%
$ 155	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 2017, 5.000%, 3/01/39	3/27 at 100.00	N/R	$157,229
1,060	Eastern Kentucky University, General Receipts Bonds, Series 2017A, 5.000%, 4/01/26	No Opt. Call	A1	1,252,443
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,000	5.000%, 7/01/33	7/25 at 100.00	BBB+	2,181,960
6,250	5.000%, 1/01/45	7/25 at 100.00	BBB+	6,695,750
	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Senior Series 2014A:
900	5.000%, 6/01/22 (AMT)	No Opt. Call	A	947,772
700	5.000%, 6/01/23 (AMT)	No Opt. Call	A	760,333
400	5.000%, 6/01/24 (AMT)	No Opt. Call	A	446,984
	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Series 2019A:
1,000	5.000%, 6/01/28 (AMT)	No Opt. Call	A	1,204,550
700	5.000%, 6/01/29 (AMT)	No Opt. Call	A	854,238
	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc Project, Refunding & Improvement Series 2015:
1,790	5.000%, 5/01/31	5/25 at 100.00	Baa3	1,919,721
1,210	5.000%, 5/01/40	5/25 at 100.00	Baa3	1,274,844
	Murray State University, Kentucky, General Receipts Bonds, Series 2015A:
1,125	5.000%, 3/01/26	3/25 at 100.00	A1	1,334,419
1,075	5.000%, 3/01/27	3/25 at 100.00	A1	1,271,360
4,000	University of Kentucky, General Receipts Bonds, Refunding Series 2015B, 5.000%, 10/01/27	4/25 at 100.00	AA	4,728,320
4,535	University of Kentucky, General Receipts Bonds, Refunding Series 2018A, 4.000%, 10/01/32	4/26 at 100.00	AA	5,129,312
2,000	University of Kentucky, General Receipts Bonds, Series 2015A, 5.000%, 4/01/29	4/25 at 100.00	AA	2,349,220
250	University of Kentucky, General Receipts Bonds, Series 2016A, 5.000%, 4/01/32	4/25 at 100.00	AA	290,965
2,005	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2011A, 5.000%, 9/01/26	9/21 at 100.00	A+	2,069,741
1,910	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2012A, 5.000%, 9/01/25	9/21 at 100.00	A+	1,971,674
2,500	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2016C, 4.000%, 9/01/28	3/26 at 100.00	A+	2,811,550

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2016D:
$ 1,155	5.000%, 3/01/31	9/26 at 100.00	A+	$1,367,462
3,450	5.000%, 3/01/32	9/26 at 100.00	A+	4,069,516
	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2020A:
1,365	4.000%, 9/01/30 – AGM Insured	9/28 at 100.00	AA	1,627,967
1,420	4.000%, 9/01/31 – AGM Insured	9/28 at 100.00	AA	1,684,745
	Western Kentucky University, General Receipts Revenue Bonds, Refunding Series 2016A:
2,690	5.000%, 9/01/25	No Opt. Call	A1	3,123,171
2,820	5.000%, 9/01/26	9/25 at 100.00	A1	3,265,475
48,465	Total Education and Civic Organizations			54,790,721
	Health Care – 14.1%
10,295	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Refunding Series 2019, 3.000%, 2/01/40 – AGM Insured	2/30 at 100.00	AA	10,848,871
	Glasgow, Kentucky, Healthcare Revenue Bonds, TJ Samson Community Hospital Project, Series 2011:
100	5.350%, 2/01/24	8/21 at 100.00	BBB	102,616
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB	2,059,720
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB	3,404,964
8,000	Kentucky Bond Development Corporation, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Inc, Refunding Series 2016, 5.000%, 5/01/39	5/26 at 100.00	AA	9,353,840
3,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2017B, 5.000%, 8/15/41	8/27 at 100.00	A2	3,529,770
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.250%, 6/01/41	6/27 at 100.00	Baa3	564,505
6,385	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 5.000%, 8/01/44	8/29 at 100.00	BBB+	7,693,350
	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
100	5.000%, 8/01/37	8/29 at 100.00	BBB+	123,712
100	5.000%, 8/01/38	8/29 at 100.00	BBB+	123,389
2,500	5.000%, 8/01/44	8/29 at 100.00	BBB+	3,012,275
2,000	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016, 5.000%, 8/01/37	8/26 at 100.00	Ba2	2,247,340
3,250	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/35	4/23 at 100.00	A+	3,496,870
	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A:
1,980	5.000%, 10/01/33	10/22 at 100.00	A+	2,100,325
2,000	5.000%, 10/01/37	10/22 at 100.00	A+	2,115,780
45,520	Total Health Care			50,777,327

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.3%
$ 1,020	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (AMT) (Mandatory Put 6/01/23)	1/21 at 100.00	N/R	$ 1,022,407
	Housing/Single Family – 0.3%
	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2011B:
485	3.000%, 7/01/21	No Opt. Call	AAA	492,503
425	3.100%, 7/01/22	7/21 at 100.00	AAA	431,860
910	Total Housing/Single Family			924,363
	Tax Obligation/Limited – 30.2%
	Barren County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2015:
1,250	5.000%, 8/01/24	No Opt. Call	A1	1,461,000
1,760	5.000%, 8/01/25	2/25 at 100.00	A1	2,076,923
1,560	Jefferson County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2020A, 5.000%, 6/01/28	No Opt. Call	AA-	2,007,892
1,135	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	1,120,574
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A:
8,500	5.000%, 9/01/43	9/28 at 100.00	A2	9,719,750
10,400	5.000%, 9/01/48	9/28 at 100.00	A2	11,801,296
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Subordinate Series 2018B:
1,050	5.000%, 9/01/24	No Opt. Call	A3	1,209,149
1,435	5.000%, 9/01/25	No Opt. Call	A3	1,700,834
1,485	5.000%, 9/01/26	No Opt. Call	A3	1,798,706
555	5.000%, 9/01/28	No Opt. Call	A3	691,519
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2017A:
13,650	4.000%, 12/01/41 – AGM Insured (UB) (4)	12/27 at 100.00	AA	15,292,505
4,100	5.000%, 12/01/45 – AGM Insured	12/27 at 100.00	AA	4,848,537
4,985	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 112, Refunding Series 2016B, 5.000%, 11/01/24	No Opt. Call	A1	5,834,344
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 115, Series 2017:
7,000	5.000%, 4/01/32 (UB) (4)	4/27 at 100.00	A1	8,496,250
6,000	5.000%, 4/01/38	4/27 at 100.00	A1	7,160,100
2,500	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 119, Series 2018, 5.000%, 5/01/30	5/28 at 100.00	A1	3,143,925

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
$ 1,250	5.000%, 7/01/30	7/22 at 100.00	Aa3	$1,319,362
6,740	5.000%, 7/01/31	7/22 at 100.00	Aa3	7,106,387
5,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2017B, 5.000%, 7/01/28 (UB) (4)	7/27 at 100.00	Aa3	6,215,800
	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2017A:
1,930	5.000%, 7/01/33 (UB) (4)	7/27 at 100.00	Aa3	2,333,872
550	5.000%, 7/01/36 (UB) (4)	7/27 at 100.00	Aa3	660,616
500	5.000%, 7/01/37 (UB) (4)	7/27 at 100.00	Aa3	599,155
3,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	A1	3,059,760
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
6,739	4.500%, 7/01/34	7/25 at 100.00	N/R	7,225,084
89	4.550%, 7/01/40	7/28 at 100.00	N/R	96,443
1,370	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	1,484,573
94,533	Total Tax Obligation/Limited			108,464,356
	Transportation – 9.6%
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2016:
1,635	5.000%, 1/01/25	No Opt. Call	A1	1,922,956
1,855	5.000%, 1/01/30	1/26 at 100.00	A1	2,198,657
1,750	5.000%, 1/01/31	1/26 at 100.00	A1	2,068,080
2,730	5.000%, 1/01/33	1/26 at 100.00	A1	3,203,600
4,320	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2019, 5.000%, 1/01/49	1/29 at 100.00	A1	5,286,039
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Capital Appreciation Series 2013B:
2,000	0.000%, 7/01/23	No Opt. Call	Baa3	1,892,380
700	0.000%, 7/01/32	7/28 at 76.98	Baa3	428,659
1,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/39 (5)	7/31 at 100.00	Baa3	1,125,660
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
250	5.750%, 7/01/49	7/23 at 100.00	Baa3	274,655
11,500	6.000%, 7/01/53	7/23 at 100.00	Baa3	12,693,930

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
$ 1,555	5.000%, 7/01/31 (AMT)	7/24 at 100.00	A+	$1,758,083
1,500	5.000%, 7/01/32 (AMT)	7/24 at 100.00	A+	1,691,400
30,795	Total Transportation			34,544,099
	U.S. Guaranteed – 14.6% (6)
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011:
3,500	5.000%, 8/15/42 (Pre-refunded 8/15/21)	8/21 at 100.00	A2	3,616,655
3,645	5.250%, 8/15/46 (Pre-refunded 8/15/21)	8/21 at 100.00	A2	3,772,867
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2008-A2:
3,520	0.000%, 12/01/22 – AGC Insured (ETM)	No Opt. Call	A3	3,490,643
3,750	0.000%, 12/01/23 – AGC Insured (ETM)	No Opt. Call	A3	3,698,700
10,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+	10,979,701
2,750	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2012A, 5.000%, 2/01/30 (Pre-refunded 2/01/22)	2/22 at 100.00	AAA	2,904,028
500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A, 5.000%, 7/01/24 (Pre-refunded 7/01/22)	7/22 at 100.00	Aa3	537,605
	Lexington-Fayette Urban County Government, Kentucky, General Airport Revenue Refunding Bonds, Series 2012B:
1,215	5.000%, 7/01/29 (Pre-refunded 7/01/22) (AMT)	7/22 at 100.00	AA	1,304,776
1,100	5.000%, 7/01/31 (Pre-refunded 7/01/22) (AMT)	7/22 at 100.00	AA	1,181,279
1,000	5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	AA	1,076,040
3,320	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+	3,553,960
7,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R	7,615,725
8,000	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 5.000%, 11/01/26 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R	8,708,960
49,800	Total U.S. Guaranteed			52,440,939
	Utilities – 17.9%
5,705	Bowling Green, Kentucky, Water and Sewer Revenue Bonds, Series 2019, 4.000%, 6/01/49 – AGM Insured	6/26 at 100.00	AA	6,278,295
2,630	Campbell and Kenton Counties Sanitation District 1, Kentucky, Revenue Bonds, Refunding Series 2020, 5.000%, 8/01/28	No Opt. Call	AA	3,465,288
3,375	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2018A, 3.375%, 2/01/26 (AMT)	12/23 at 100.00	A1	3,675,004
2,525	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Refunding Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	AAA	3,069,188
2,570	Lexington-Fayette Urban County Government, Kentucky, Sewer System Revenue Bonds, Series 2019, 4.000%, 4/01/31	4/29 at 100.00	AA+	3,168,836

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 7,500	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A, 5.000%, 5/15/28	11/21 at 100.00	AA	$7,827,000
3,730	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2018A, 4.000%, 5/15/37	5/28 at 100.00	AA	4,414,940
1,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2013A, 4.000%, 5/15/36	5/23 at 100.00	AA	1,068,110
	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2014A:
795	5.000%, 5/15/27	11/24 at 100.00	AA	938,339
1,785	4.000%, 5/15/40	11/24 at 100.00	AA	1,953,165
440	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.650%, 6/01/33 (Mandatory Put 6/01/21)	No Opt. Call	A1	442,006
1,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.850%, 10/01/33 (Mandatory Put 4/01/21)	No Opt. Call	A1	1,003,690
	Northern Kentucky Water District, Revenue Bonds, Series 2012:
2,690	5.000%, 2/01/22	No Opt. Call	Aa2	2,836,444
3,495	5.000%, 2/01/26	2/22 at 100.00	Aa2	3,688,588
2,000	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/33 – AGM Insured	10/26 at 100.00	AA	2,387,340
5	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	12/20 at 100.00	AA	5,016
	Princeton Electric Plant Board, Kentucky, Revenue Bonds, Refunding Series 2015:
225	5.000%, 11/01/21 – AGM Insured	No Opt. Call	AA	234,072
1,000	5.000%, 11/01/25 – AGM Insured	5/25 at 100.00	AA	1,168,400
1,100	5.000%, 11/01/34 – AGM Insured	5/25 at 100.00	AA	1,280,444
1,635	5.000%, 11/01/37 – AGM Insured	5/25 at 100.00	AA	1,891,106
5,750	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A2	6,373,472
2,840	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	3,199,146
	Russellville, Kentucky, Electric Plant Board Electric Revenue Bonds, Refunding Series 2015A:
380	5.000%, 8/01/22 – BAM Insured	No Opt. Call	AA	408,230
405	5.000%, 8/01/24 – BAM Insured	No Opt. Call	AA	466,159
3,180	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2016A, 1.300%, 9/01/44 (AMT) (Mandatory Put 9/01/27)	No Opt. Call	A1	3,220,640
57,760	Total Utilities			64,462,918

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 4.5%
	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Tender Option Bond Trust 3443 As of 6/4/2015 Converted to Trust 2015-XF2109:
$ 1,330	17.848%, 2/01/25, 144A (IF) (4)	No Opt. Call	AAA	$2,356,188
1,070	17.880%, 2/01/26, 144A (IF) (4)	2/25 at 100.00	AAA	1,884,313
	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2018A:
4,265	5.000%, 2/01/30 (UB) (4)	2/28 at 100.00	AAA	5,460,949
5,000	5.000%, 2/01/31 (UB) (4)	2/28 at 100.00	AAA	6,376,250
11,665	Total Water and Sewer			16,077,700
$ 340,468	Total Long-Term Investments (cost $358,152,204)			383,504,830
	Floating Rate Obligations – (8.3)%			(29,845,000)
	Other Assets Less Liabilities – 1.6%			5,843,231
	Net Assets – 100%			$ 359,503,061
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
See accompanying notes to financial statements.

Nuveen Michigan Municipal Bond Fund
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 104.1%
	MUNICIPAL BONDS – 104.1%
	Consumer Staples – 0.7%
$ 1,965	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40	12/30 at 100.00	BBB	$ 2,293,037
	Education and Civic Organizations – 22.5%
1,480	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	A+	1,668,345
	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2019:
1,165	5.000%, 10/01/33	10/29 at 100.00	A+	1,457,683
2,020	5.000%, 10/01/34	10/29 at 100.00	A+	2,522,455
3,835	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 – AGM Insured	3/28 at 100.00	AA	4,340,760
	Ferris State University, Michigan, General Revenue Bonds, Refunding Series 2016:
2,695	5.000%, 10/01/34	10/26 at 100.00	A+	3,179,507
2,000	5.000%, 10/01/41	10/26 at 100.00	A+	2,327,220
350	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	A+	401,079
	Grand Valley State University, Michigan, General Revenue Bonds, Series 2017:
250	5.000%, 12/01/30	12/24 at 100.00	A+	286,798
250	5.000%, 12/01/32	12/24 at 100.00	A+	284,645
415	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Cesar Chavez Academy Project, Refunding Series 2019, 3.250%, 2/01/24	No Opt. Call	BB+	418,349
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc Project, Series 2010A, 6.125%, 9/01/40	12/20 at 100.00	BB	1,001,360
500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BB+	516,960
830	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31	10/21 at 100.00	B	772,190
4,670	Michigan State University, General Revenue Bonds, Series 2015A, 5.000%, 8/15/40	8/25 at 100.00	AA	5,445,687
1,835	Michigan State University, General Revenue Bonds, Taxable Series 2019A, 5.000%, 2/15/48	2/29 at 100.00	AA	2,262,683
1,800	Michigan Technological University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	A1	2,133,414
	Northern Michigan University, General Revenue Bonds, Series 2018A:
500	5.000%, 12/01/32	6/28 at 100.00	A1	616,815
400	5.000%, 12/01/34	6/28 at 100.00	A1	491,060
3,250	Oakland University, Michigan, General Revenue Bonds, Series 2016, 5.000%, 3/01/47	3/26 at 100.00	A1	3,703,700
4,990	Oakland University, Michigan, General Revenue Bonds, Series 2019, 5.000%, 3/01/50	3/29 at 100.00	A1	6,008,958

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 515	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A1	$621,960
	University of Michigan, General Revenue Bonds, Refunding Series 2017A:
5,000	4.000%, 4/01/26	No Opt. Call	AAA	5,992,750
1,000	5.000%, 4/01/34	4/27 at 100.00	AAA	1,248,070
1,190	5.000%, 4/01/35	4/27 at 100.00	AAA	1,482,728
3,000	5.000%, 4/01/36	4/27 at 100.00	AAA	3,728,280
2,800	5.000%, 4/01/47 (UB) (4)	4/27 at 100.00	AAA	3,410,204
3,345	5.000%, 4/01/47 (UB) (4)	4/27 at 100.00	AAA	4,073,976
3,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	3,369,330
	University of Michigan, General Revenue Bonds, Series 2015:
2,275	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	2,742,285
800	5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	954,792
3,090	Wayne State University, Michigan, General Revenue Bonds, Series 2019A, 5.000%, 11/15/36	11/29 at 100.00	Aa3	3,936,938
650	Western Michigan University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/45	5/25 at 100.00	Aa3	760,195
60,900	Total Education and Civic Organizations			72,161,176
	Health Care – 6.1%
1,000	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA	1,021,740
720	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 5.000%, 8/01/32	8/24 at 100.00	A+	822,442
2,335	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2016, 5.000%, 11/15/41	11/26 at 100.00	A	2,758,265
3,085	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series 2019A, 4.000%, 11/15/50	11/29 at 100.00	A	3,531,492
1,250	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, 5.000%, 11/15/45	5/25 at 100.00	A	1,406,037
2,955	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI, 5.000%, 12/01/45	6/26 at 100.00	AA-	3,460,778
3,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2019A-MI, 4.000%, 12/01/49	12/29 at 100.00	AA-	3,426,510
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,670	5.000%, 11/01/25	11/22 at 100.00	A+	1,815,707
1,250	5.000%, 11/01/42	11/22 at 100.00	A+	1,335,838
17,265	Total Health Care			19,578,809
	Tax Obligation/General – 32.6%
1,350	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, School Building & Site Series 2015, 5.000%, 5/01/25	No Opt. Call	Aa2	1,630,098
3,350	Bloomfield Hills Schools, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2020, 4.000%, 5/01/50	5/30 at 100.00	Aa1	4,010,050

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,590	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2017I, 5.000%, 5/01/47	5/27 at 100.00	AA	$3,110,253
3,450	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2020-I, 4.000%, 5/01/50	5/30 at 100.00	AA	4,106,673
1,000	Cadillac Area Public Schools, Wexford, Osceola and Lake Counties, Michigan, General Obligaiton Bonds, Refunding & School Building & Site Series 2018, 5.000%, 5/01/36	5/28 at 100.00	Aa1	1,271,800
	Cadillac Area Public Schools, Wexford, Osceola and Lake Counties, Michigan, General Obligaiton Bonds, Refunding & School Building & Site Series 2019:
875	5.000%, 5/01/41	5/29 at 100.00	Aa1	1,123,981
1,310	5.000%, 5/01/43	5/29 at 100.00	Aa1	1,669,084
1,515	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA	1,726,812
850	Chelsea School District, Washtenaw and Jackson, Michigan, General Obligation Bonds, School Building & Site Series 2020-I, 5.000%, 5/01/39	5/30 at 100.00	AA	1,108,256
250	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 1998C, 5.250%, 5/01/25 – BHAC Insured	No Opt. Call	AA+	278,738
1,575	East Lansing School District, Ingham and Clinton Counties, Michigan, General Obligation Bonds, Building & Site Series 2020II, 5.000%, 5/01/44	5/30 at 100.00	AA	2,025,403
2,000	East Lansing School District, Ingham County, Michigan, General Obligation Bonds, School Building & Site Series 2017I, 5.000%, 5/01/39	5/27 at 100.00	AA	2,446,600
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding School Building & Site Series 2016:
4,325	5.000%, 5/01/29 – AGM Insured	5/26 at 100.00	AA	5,291,205
2,055	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	AA	2,469,350
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2019:
1,000	5.000%, 11/01/36 – AGM Insured	5/29 at 100.00	AA	1,293,390
1,750	5.000%, 11/01/37 – AGM Insured	5/29 at 100.00	AA	2,257,412
1,500	5.000%, 11/01/41 – AGM Insured	5/29 at 100.00	AA	1,905,990
1,250	5.000%, 11/01/42 – AGM Insured	5/29 at 100.00	AA	1,580,750
1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA	1,081,974
3,000	Jackson Public Schools, Jackson County, Michigan, General Obligation Bonds, School Building & Site Series 2018, 5.000%, 5/01/42	5/28 at 100.00	Aa1	3,702,240
1,700	Jenison Public Schools, Ottawa County, Michigan, General Obligation Bonds, School Building & Site Series 2020, 5.000%, 5/01/45	5/30 at 100.00	Aa1	2,185,180
	Kalamazoo County, Michigan, General Obligation Bonds, Juvenile Home Facilities Series 2017:
500	5.000%, 4/01/26	No Opt. Call	AA+	619,445
500	5.000%, 4/01/31	4/27 at 100.00	AA+	630,115
	Kent County, Michigan, General Obligation Bonds, Limited Tax Refunding Series 2019:
500	4.000%, 12/01/29	No Opt. Call	AAA	637,535
955	4.000%, 12/01/30	No Opt. Call	AAA	1,238,883

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,075	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/35	1/25 at 100.00	AAA	$1,257,223
	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015:
1,500	5.000%, 1/01/31	1/25 at 100.00	AAA	1,754,925
2,000	5.000%, 1/01/37	1/25 at 100.00	AAA	2,339,020
1,750	Lakeview School District, Calhoun County, Michigan, General Obligation Bonds, School Building & Site Series 2016, 5.000%, 5/01/42	5/26 at 100.00	AA	2,102,852
185	Lansing Community College, Michigan, General Obligation Bonds, College Building & Site, Series 2017, 5.000%, 5/01/31	11/27 at 100.00	AA	237,668
1,050	Macomb Interceptor Drain Drainage District, Macomb County, Michigan, General Obligation Bonds, Refunding Clintondale Pump Station Improvements Series 2020, 5.000%, 5/01/31	No Opt. Call	AA+	1,463,815
	Marquette, Michigan, General Obligation Bonds, Refunding & Limited Obligation Series 2017:
230	4.000%, 5/01/25	No Opt. Call	AA	264,790
375	4.000%, 5/01/28	5/27 at 100.00	AA	448,976
550	4.000%, 5/01/29	5/27 at 100.00	AA	654,506
265	4.000%, 5/01/31	5/27 at 100.00	AA	311,664
215	4.000%, 5/01/32	5/27 at 100.00	AA	249,596
1,000	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43	11/28 at 100.00	Aa3	1,242,440
	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne, Second Lien Refunding Series 2020:
3,000	4.000%, 11/01/50	11/30 at 100.00	AA	3,501,150
2,500	4.000%, 11/01/55	11/30 at 100.00	AA	2,912,625
1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa1	1,048,000
1,275	Michigan State, General Obligation Bonds, Environmental Program, Series 2020A, 4.000%, 5/15/38	5/30 at 100.00	Aa1	1,586,278
	Monroe Public Schools, Monroe County, Michigan, General Obligation Bonds, School Building & Site Series 2020I:
1,495	5.000%, 5/01/41 (UB) (4)	5/30 at 100.00	AA	1,938,686
2,465	5.000%, 5/01/45 (UB) (4)	5/30 at 100.00	AA	3,161,116
	Muskegon County, Michigan, General Obligation Water Supply System Bonds, Refunding Series 2015:
550	5.000%, 11/01/33	11/25 at 100.00	AA	663,212
1,290	5.000%, 11/01/36	11/25 at 100.00	AA	1,551,380
1,175	Novi Community School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2020-I, 5.000%, 5/01/44	5/30 at 100.00	Aa2	1,519,287
3,120	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2019I, 5.000%, 5/01/46	5/29 at 100.00	AA	3,935,506
600	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/21	No Opt. Call	Aa2	611,982

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,095	Royal Oak, Oakland County, Michigan, General Obligation Bonds, Taxable Limited Tax Series 2018, 5.000%, 4/01/43	4/28 at 100.00	AA+	$1,354,515
1,915	South Haven Public Schools, Van Buren Couty, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	2,187,619
3,115	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2019, 5.000%, 5/01/44	5/29 at 100.00	Aa1	3,979,475
3,500	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2020, 5.000%, 5/01/50	5/30 at 100.00	Aa1	4,496,065
4,000	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Bonds, School Building & Site Series 2019, 5.000%, 5/01/44	5/29 at 100.00	Aa2	5,034,400
2,625	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa2	2,947,744
85,125	Total Tax Obligation/General			104,157,732
	Tax Obligation/Limited – 14.6%
2,935	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured	7/24 at 100.00	AA	3,259,435
1,450	Jackson, Jackson County, Michigan, Downtown Development Bonds, Series 2001, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	1,446,476
1,000	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment Bonds, Series 2013A, 5.950%, 2/01/42	2/24 at 103.00	N/R	1,072,000
4,070	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1, 5.000%, 10/01/39	10/24 at 100.00	AA-	4,704,554
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	Aa2	2,375,380
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2016-I:
1,540	5.000%, 4/15/36	10/26 at 100.00	Aa2	1,889,241
3,450	5.000%, 4/15/41	10/26 at 100.00	Aa2	4,184,160
1,000	5.000%, 10/15/46	10/26 at 100.00	Aa2	1,202,750
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2019-I:
520	5.000%, 4/15/36	10/29 at 100.00	Aa2	682,666
1,000	4.000%, 10/15/49	10/29 at 100.00	Aa2	1,152,670
1,000	4.000%, 4/15/54	10/29 at 100.00	Aa2	1,147,980
1,500	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015, 5.000%, 11/15/29	11/24 at 100.00	AA+	1,757,415
9,170	Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program Series 2020B, 4.000%, 11/15/45 (UB) (4)	11/30 at 100.00	AA+	11,063,697
685	Michigan State, Trunk Line Fund Bonds, Refunding Series 2015, 5.000%, 11/15/22	No Opt. Call	AA+	749,335
	Michigan State, Trunk Line Fund Bonds, Series 2011:
1,015	5.000%, 11/15/33	11/21 at 100.00	AA+	1,058,259
700	5.000%, 11/15/36	11/21 at 100.00	AA+	729,764

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 5,290	4.500%, 7/01/34	7/25 at 100.00	N/R	$5,671,568
1,676	4.550%, 7/01/40	7/28 at 100.00	N/R	1,816,164
750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	812,723
40,751	Total Tax Obligation/Limited			46,776,237
	Transportation – 3.2%
1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (AMT)	No Opt. Call	A1	1,045,940
1,250	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Senior Series 2017A, 5.000%, 12/01/42	12/27 at 100.00	A1	1,496,813
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A:
2,000	5.000%, 12/01/37	12/22 at 100.00	A1	2,146,260
1,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	1,076,010
1,700	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2014C, 5.000%, 12/01/44 (AMT)	12/24 at 100.00	A1	1,890,808
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2018A, 5.000%, 12/01/36	12/28 at 100.00	A1	2,478,020
8,950	Total Transportation			10,133,851
	U.S. Guaranteed – 7.8% (5)
690	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29 (Pre-refunded 5/01/22)	5/22 at 100.00	Aa1	736,941
	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Refunding Series 2011C:
2,135	5.000%, 1/15/31 (Pre-refunded 1/15/22)	1/22 at 100.00	AA	2,250,034
365	5.000%, 1/15/42 (Pre-refunded 1/15/22)	1/22 at 100.00	AA	384,666
525	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.000%, 7/01/34 (Pre-refunded 7/01/21)	7/21 at 100.00	AA-	539,800
	Lansing Board of Water and Light, Michigan, Utility System Rvenue Bonds, Tender Option Bond Trust 2016-XF0394:
250	17.965%, 7/01/37 (Pre-refunded 7/01/21), 144A (IF) (4)	7/21 at 100.00	AA-	278,192
800	17.965%, 7/01/37 (Pre-refunded 7/01/21), 144A (IF) (4)	7/21 at 100.00	AA-	890,216
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	3,211,410
1,875	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group, Refunding Series 2014, 5.000%, 6/01/39 (Pre-refunded 6/01/24)	6/24 at 100.00	A+	2,172,112
5,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 5.000%, 12/01/47 (Pre-refunded 12/01/22)	12/22 at 100.00	AA-	5,472,850

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MI:
$ 10	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	$10,465
2,295	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA-	2,405,160
365	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	AAA	397,065
4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R	3,951,680
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48 (Pre-refunded 6/01/22)	6/22 at 100.00	AA-	2,142,500
23,310	Total U.S. Guaranteed			24,843,091
	Utilities – 16.6%
850	Downriver Utility Wastewater Authority, Michigan, Sewer System Revenue Bonds, Series 2018, 5.000%, 4/01/43 – AGM Insured	4/28 at 100.00	AA	1,033,711
1,500	Grand Rapids, Kent County, Michigan, Santiary Sewer System Revenue Bonds, Improvement & Refunding Series 2020, 4.000%, 1/01/50	1/30 at 100.00	AA	1,772,880
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,500	5.000%, 1/01/35	1/24 at 100.00	AA	1,696,950
800	5.000%, 1/01/39	1/24 at 100.00	AA	903,992
350	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement Series 2012, 5.000%, 1/01/32	1/23 at 100.00	AA	382,389
1,655	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2018, 5.000%, 1/01/48	1/28 at 100.00	AA	2,032,290
1,250	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 1/01/41	1/26 at 100.00	AA	1,490,950
1,500	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding & Improvement Series 2018, 5.000%, 1/01/43	1/28 at 100.00	AA	1,856,160
	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding Series 2015:
1,000	5.000%, 1/01/33	1/25 at 100.00	AA	1,174,360
1,000	5.000%, 1/01/35	1/25 at 100.00	AA	1,169,510
1,875	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A, 5.000%, 7/01/31	7/21 at 100.00	AA	1,924,519
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Refunding Series 2017A:
1,250	5.000%, 7/01/31	7/27 at 100.00	AA-	1,589,937
1,000	5.000%, 7/01/32	7/27 at 100.00	AA-	1,266,130
9,835	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2019A, 5.000%, 7/01/48	7/29 at 100.00	AA-	12,459,175
	Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/29	7/26 at 100.00	AA-	1,227,680
1,230	5.000%, 7/01/32	7/26 at 100.00	AA-	1,491,535
1,000	5.000%, 7/01/33	7/26 at 100.00	AA-	1,212,160

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,800	Michigan Finance Authority, Clean Water Revolving Fund Revenue Bonds, Refunding Series 2018B, 5.000%, 10/01/39	10/28 at 100.00	AAA	$2,320,020
885	Michigan Finance Authority, Clean Water Revolving Fund Revenue Bonds, Series 2020B, 5.000%, 10/01/31	10/30 at 100.00	Aaa	1,220,344
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,710,045
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,385,761
3,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-2, 5.000%, 7/01/27 – AGM Insured	7/24 at 100.00	AA	3,461,340
1,150	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2020B, 5.000%, 10/01/32	10/30 at 100.00	Aaa	1,573,603
3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,111,060
2,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding Series 2011, 5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	2,007,220
1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	Aa3	1,115,610
500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA	515,470
44,650	Total Utilities			53,104,801
$ 282,916	Total Long-Term Investments (cost $311,420,148)			333,048,734
	Floating Rate Obligations – (4.8)%			(15,200,000)
	Other Assets Less Liabilities – 0.7%			1,976,540
	Net Assets – 100%			$ 319,825,274
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
See accompanying notes to financial statements.

Nuveen Missouri Municipal Bond Fund
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.1%
	MUNICIPAL BONDS – 98.1%
	Consumer Staples – 2.1%
$ 3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (AMT)	12/20 at 100.00	AA-	$3,010,350
8,840	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc, Series 1999, 5.200%, 3/15/29 (AMT)	No Opt. Call	AA-	11,607,185
11,840	Total Consumer Staples			14,617,535
	Education and Civic Organizations – 10.4%
	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2014A:
1,200	4.000%, 11/01/33	11/24 at 100.00	AA+	1,352,568
2,350	4.000%, 11/01/34	11/24 at 100.00	AA+	2,649,343
4,025	Curators of the University of Missouri, System Facilities Revenue Bonds, Taxable Series 2020A, 5.000%, 11/01/30	No Opt. Call	AA+	5,590,967
1,000	Health and Educational Facilities Authority of the State of Missouri, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2018 A, 4.000%, 10/01/38	10/28 at 100.00	A+	1,141,420
1,055	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Refunding Series 2019, 5.000%, 6/01/31 – AGM Insured	6/27 at 100.00	AA	1,289,337
1,025	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	1,129,929
2,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2017A, 5.000%, 6/01/47	6/27 at 100.00	A1	2,380,760
3,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB	3,159,870
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southeast Missouri State University, Refunding Series 2019:
2,295	4.000%, 10/01/34	10/29 at 100.00	A	2,584,927
2,510	4.000%, 10/01/36	10/29 at 100.00	A	2,808,213
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
575	3.500%, 10/01/22	No Opt. Call	BBB-	586,661
3,470	5.000%, 10/01/33	10/22 at 100.00	BBB-	3,565,321
2,255	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	2,512,566
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville University of St Louis Project, Series 2015, 5.000%, 6/15/44	6/25 at 100.00	BBB+	1,109,530

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2015A:
$ 3,700	5.000%, 10/01/38	10/25 at 100.00	AA-	$4,324,375
7,920	4.000%, 10/01/42	10/25 at 100.00	AA-	8,707,248
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2017A:
600	4.000%, 10/01/36	4/27 at 100.00	AA-	685,872
5,690	5.000%, 10/01/42	4/27 at 100.00	AA-	6,842,737
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2019A:
3,390	5.000%, 10/01/46	4/29 at 100.00	AA-	4,093,357
6,665	4.000%, 10/01/48	4/29 at 100.00	AA-	7,451,803
1,150	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Refunding Series 2017, 4.000%, 4/01/34	4/27 at 100.00	Baa1	1,162,144
	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2019A:
260	4.000%, 10/01/31	10/27 at 100.00	A+	297,453
285	4.000%, 10/01/32	10/27 at 100.00	A+	324,399
500	4.000%, 10/01/33	10/27 at 100.00	A+	567,080
400	4.000%, 10/01/34	10/27 at 100.00	A+	452,924
1,625	Saint Louis Community College District, Saint Louis County, Missouri, Certificates of Participation, Series 2017, 4.000%, 4/01/36	4/27 at 100.00	AA	1,874,876
1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	12/20 at 100.00	N/R	982,270
1,100	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds, Missouri Valley College, Series 2017, 4.500%, 10/01/40	10/23 at 100.00	N/R	1,111,000
860	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2015, 3.750%, 6/01/33	6/23 at 100.00	A2	898,442
62,905	Total Education and Civic Organizations			71,637,392
	Health Care – 21.0%
675	Barton County, Missouri, Hospital Revenue Bonds, Cox Barton County Hospital Project, Series 2017B, 3.650%, 7/01/27	7/23 at 100.00	N/R	708,919
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
1,455	5.000%, 8/01/29	8/26 at 100.00	BBB-	1,620,986
1,000	5.000%, 8/01/30	8/26 at 100.00	BBB-	1,110,860
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A:
530	3.375%, 6/01/28	6/22 at 100.00	AA	547,506
4,000	5.000%, 6/01/33	6/22 at 100.00	AA	4,200,520
2,000	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2016, 5.000%, 6/01/39	6/26 at 100.00	AA	2,330,660
1,400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB-	1,559,432

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A:
$ 1,325	5.000%, 3/01/31	3/27 at 100.00	BBB-	$1,465,874
1,210	5.000%, 3/01/32	3/27 at 100.00	BBB-	1,333,396
1,645	5.000%, 3/01/36	3/27 at 100.00	BBB-	1,793,379
	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Healthcare System, Series 2017:
1,170	4.000%, 10/01/31	10/27 at 100.00	A-	1,294,032
1,220	4.000%, 10/01/32	10/27 at 100.00	A-	1,342,512
485	5.000%, 10/01/42	10/27 at 100.00	A-	569,007
2,450	5.000%, 10/01/47	10/27 at 100.00	A-	2,844,107
1,560	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/35	2/24 at 100.00	A	1,721,476
	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2020A:
290	5.000%, 2/15/29	No Opt. Call	A	372,743
310	5.000%, 2/15/30	No Opt. Call	A	403,998
	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc, Series 2016:
1,060	4.000%, 11/15/33	5/26 at 100.00	A+	1,190,963
4,200	5.000%, 11/15/34	5/26 at 100.00	A+	5,004,174
4,335	5.000%, 11/15/35	5/26 at 100.00	A+	5,153,708
1,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc, Series 2018A, 5.000%, 11/15/43	5/28 at 100.00	A+	1,215,840
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2014, 5.000%, 1/01/44	1/24 at 100.00	AA	1,094,940
5,890	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	6,348,065
9,160	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58 (Mandatory Put 1/01/48)	1/28 at 100.00	AA	10,258,467
1,905	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2020, 5.000%, 11/01/40	11/30 at 100.00	Baa2	2,276,418
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
1,475	5.000%, 11/15/44	11/23 at 100.00	A2	1,609,196
2,980	5.000%, 11/15/48	11/23 at 100.00	A2	3,244,207
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A:
2,200	5.000%, 11/15/32	11/25 at 100.00	A2	2,576,772
2,400	5.000%, 11/15/39	11/25 at 100.00	A2	2,770,080

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2019A:
$ 880	5.000%, 11/15/35	5/29 at 100.00	A2	$1,102,913
975	5.000%, 11/15/37	5/29 at 100.00	A2	1,214,704
3,000	4.000%, 11/15/49	5/29 at 100.00	A2	3,373,710
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012:
1,000	3.875%, 2/15/32	2/22 at 100.00	AA-	1,027,310
3,035	5.000%, 2/15/37	2/22 at 100.00	AA-	3,166,749
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F:
845	5.000%, 11/15/45	11/24 at 100.00	A+	941,491
2,355	4.250%, 11/15/48	11/24 at 100.00	A+	2,541,610
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C:
1,050	4.000%, 11/15/36	11/27 at 100.00	A+	1,201,190
2,160	4.000%, 11/15/37	11/27 at 100.00	A+	2,465,402
5,295	4.000%, 11/15/47	11/27 at 100.00	A+	5,931,141
2,750	5.000%, 11/15/47	11/27 at 100.00	A+	3,267,000
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2018A:
1,000	5.000%, 6/01/27	No Opt. Call	A+	1,257,970
1,330	5.000%, 6/01/30	12/28 at 100.00	A+	1,692,877
7,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2020, 4.000%, 6/01/53	6/30 at 100.00	A+	7,889,770
1,930	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mosaic Health System, Series 2019A, 4.000%, 2/15/44	2/29 at 100.00	AA-	2,206,241
1,130	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Anthony's Medical Center, Series 2015B, 5.000%, 2/01/45	8/25 at 100.00	A+	1,296,619
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal & Presbyterian Hospitals, Series 2015B:
1,500	3.500%, 12/01/32	6/25 at 100.00	A+	1,591,560
2,000	5.000%, 12/01/33	6/25 at 100.00	A+	2,282,240
500	3.625%, 12/01/34	6/25 at 100.00	A+	531,520
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal & Presbyterian Hospitals, Series 2019:
1,100	4.000%, 12/01/35	6/29 at 100.00	A+	1,276,418
2,000	4.000%, 12/01/37	6/29 at 100.00	A+	2,306,620

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A:
$ 310	5.000%, 6/01/26	6/24 at 100.00	AA-	$355,307
2,000	5.000%, 6/01/31	6/24 at 100.00	AA-	2,255,120
1,165	4.000%, 6/01/32	6/24 at 100.00	AA-	1,259,819
265	4.000%, 6/01/33	6/24 at 100.00	AA-	285,906
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2018A:
1,035	4.000%, 6/01/48	6/28 at 100.00	AA-	1,160,038
1,500	5.000%, 6/01/48	6/28 at 100.00	AA-	1,801,395
3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2016, 4.000%, 5/15/34	5/26 at 100.00	A+	3,357,000
3,030	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2017A, 4.000%, 5/15/48	5/25 at 102.00	A+	3,316,486
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E Cox Medical Center, Series 1992H:
3,005	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A2	2,991,808
4,025	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A2	3,976,338
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
830	5.000%, 11/15/28	11/25 at 100.00	N/R	891,229
2,250	4.000%, 11/15/36	11/25 at 100.00	N/R	2,213,437
3,000	5.000%, 11/15/46	11/25 at 100.00	N/R	3,091,380
1,195	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB-	1,316,364
129,775	Total Health Care			144,798,919
	Housing/Multifamily – 0.1%
1,000	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Shepard Apartments Project, 2013 Series 3, 5.000%, 7/01/45	7/23 at 100.00	AA+	1,068,800
	Housing/Single Family – 0.2%
1,245	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2017A-2, 3.800%, 11/01/37	11/26 at 100.00	AA+	1,378,651
325	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2015B-2, 3.800%, 11/01/34	5/25 at 100.00	AA+	353,249
1,570	Total Housing/Single Family			1,731,900
	Long-Term Care – 4.4%
3,110	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33	5/25 at 100.00	N/R	2,997,667
900	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/37	5/27 at 100.00	BB	969,237

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011:
$ 1,025	5.750%, 2/01/31	2/21 at 100.00	BBB	$1,031,888
2,750	6.000%, 2/01/41	2/21 at 100.00	BBB	2,766,638
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A:
1,000	5.000%, 2/01/35	2/24 at 100.00	BBB	1,075,250
1,500	5.000%, 2/01/44	2/24 at 100.00	BBB	1,600,140
5,550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016A, 5.000%, 2/01/46	2/26 at 100.00	BBB	6,096,619
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2019C:
1,000	5.000%, 2/01/42	2/29 at 102.00	BBB	1,161,100
3,580	4.000%, 2/01/48	2/29 at 100.00	BBB	3,706,016
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
550	5.000%, 9/01/32	9/22 at 100.00	BB+	567,424
2,715	5.000%, 9/01/42	9/22 at 100.00	BB+	2,779,128
2,570	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	BB+	2,747,895
2,000	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village Saint Louis Obligated Group, Series 2017, 5.000%, 9/01/48	9/27 at 100.00	BB+	2,140,320
500	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	488,630
28,750	Total Long-Term Care			30,127,952
	Tax Obligation/General – 14.7%
	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
930	5.000%, 3/01/29	3/21 at 100.00	N/R	940,834
190	5.000%, 3/01/29	3/21 at 100.00	AA-	192,185
1,035	5.000%, 3/01/30	3/21 at 100.00	N/R	1,047,058
210	5.000%, 3/01/30	3/21 at 100.00	AA-	212,415
840	4.750%, 3/01/31	3/21 at 100.00	N/R	849,265
170	4.750%, 3/01/31	3/21 at 100.00	AA-	171,724
2,000	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32	3/22 at 100.00	A+	2,099,060
	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2014:
960	5.000%, 3/01/33	3/22 at 100.00	N/R	1,015,747
40	5.000%, 3/01/33	3/22 at 100.00	AA-	42,270
3,745	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/23 at 100.00	AA-	3,983,744
3,665	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2018, 4.000%, 3/01/36	3/26 at 100.00	AA	4,130,565

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Clay County Reorganized School District R-II Smithville, Missouri, General Obligation Bonds, Refunding Series 2015:
$ 2,000	4.000%, 3/01/35	3/27 at 100.00	AA+	$2,331,000
1,160	4.000%, 3/01/36	3/27 at 100.00	AA+	1,345,438
3,000	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/25 at 100.00	Aa1	3,336,420
1,225	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2016, 5.000%, 3/01/36	3/26 at 100.00	Aa1	1,468,260
	Fenton Missouri Fire Protection District, Missouri, General Obligation Bonds, Series 2019:
1,000	4.000%, 3/01/29	3/27 at 100.00	AA+	1,203,220
1,075	4.000%, 3/01/30	3/27 at 100.00	AA+	1,286,517
450	4.000%, 3/01/36	3/27 at 100.00	AA+	519,601
375	4.000%, 3/01/37	3/27 at 100.00	AA+	431,925
500	4.000%, 3/01/38	3/27 at 100.00	AA+	574,725
1,000	Fort Osage Reorganized School District R-1, Jackson County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2017, 4.000%, 3/01/34	3/27 at 100.00	AA+	1,170,610
	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015:
1,500	4.000%, 3/01/31	3/24 at 100.00	AA+	1,655,415
1,000	4.000%, 3/01/32	3/24 at 100.00	AA+	1,100,460
1,800	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018, 5.000%, 3/01/36	3/27 at 100.00	AA+	2,219,616
1,000	Franklin County Reorganized School District R-XI Union, Missouri, General Obligation Bonds, Series 2020A, 5.000%, 3/01/36	3/25 at 100.00	AA+	1,172,510
2,000	Hazelwood School District, St Louis County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2013A, 5.000%, 3/01/33	3/23 at 100.00	AA+	2,201,040
1,950	Independence School District, Jackson County, Missouri, General Obligation Bonds, Refunding Series 2017B, 5.500%, 3/01/32	3/27 at 100.00	AA+	2,492,880
1,435	Jackson County Center School District 58, Missouri, General Obligation Bonds, Refunding & School Building Series 2019A, 4.000%, 3/01/37	3/27 at 100.00	Aa1	1,662,132
1,000	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2014, 5.000%, 3/01/32	3/24 at 100.00	AA+	1,136,560
	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2019A:
1,000	5.000%, 3/01/36	3/29 at 100.00	AA+	1,306,200
1,000	5.000%, 3/01/38	3/29 at 100.00	AA+	1,295,180
1,000	5.000%, 3/01/39	3/29 at 100.00	AA+	1,292,160
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA-	505,825
1,140	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2018A, 5.500%, 3/01/37	3/29 at 100.00	AA+	1,532,354
1,000	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2019, 5.500%, 3/01/39	3/29 at 100.00	AA+	1,337,690

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,635	Jasper County School District R-9, Carthage, Missouri, General Obligation Bonds, Refunding Series 2020B, 4.000%, 3/01/33 (WI/DD, Settling 12/15/20)	3/29 at 100.00	AA+	$1,972,791
825	Johnson County School District R-VI Warrensburg, Missouri, General Obligation Bonds, Refunding Series 2019, 4.000%, 3/01/30	3/28 at 100.00	AA+	1,002,862
2,000	Joplin Schools, Missouri, General Obligation Bonds, Refunding, Direct Deposit Program Series 2017, 4.000%, 3/01/32	3/27 at 100.00	AA+	2,344,460
5,000	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A, 4.500%, 2/01/26	2/22 at 100.00	AA	5,237,850
	Kansas City, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018A:
1,510	4.000%, 2/01/36	2/28 at 100.00	AA	1,802,698
1,000	4.000%, 2/01/37	2/28 at 100.00	AA	1,191,920
1,265	Kansas City, Missouri, General Obligation Bonds, Refunding Series 2015A, 5.000%, 2/01/27	2/24 at 100.00	AA	1,451,018
1,190	Kansas City, Missouri, General Obligation Bonds, Series 2020A, 4.000%, 2/01/37	2/30 at 100.00	AA	1,478,742
	Marion County School District 60 Hannibal, Ralls and Marion County, Missouri, General Obligation Bonds, Series 2019:
1,050	5.000%, 3/01/31	3/24 at 100.00	AA+	1,197,861
2,000	5.000%, 3/01/39	3/24 at 100.00	AA+	2,255,020
1,775	Marshfield, Missouri, Combined Waterworks and Sewerage System Revenue Bones, Series 2020B, 5.000%, 2/01/47 – AGM Insured	2/28 at 100.00	AA	2,143,366
	Marshfield, Missouri, General Obligation Bonds, Street Improvement Series 2018:
570	4.000%, 3/01/31	3/26 at 100.00	A+	648,016
325	5.000%, 3/01/34	3/26 at 100.00	A+	388,703
685	5.000%, 3/01/35	3/26 at 100.00	A+	817,801
	Nixa Public Schools, Christian County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Refunding & School Building Series 2019:
1,000	4.000%, 3/01/36	3/27 at 100.00	AA+	1,169,010
1,000	4.000%, 3/01/37	3/27 at 100.00	AA+	1,166,100
550	Nixa Public Schools, Christian County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Refunding Series 2019B, 4.000%, 3/01/34	3/30 at 100.00	AA+	689,282
500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Refunding & Improvement Series 2014, 4.000%, 3/01/32	3/24 at 100.00	AA+	551,080
425	Orchard Farm R-V School District, Saint Charles County, Missouri, Certificates of Participation, Series 2020, 4.000%, 4/01/32	4/29 at 100.00	A+	508,521
1,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, School Building Series 2014B, 5.000%, 3/01/34	3/24 at 100.00	AA-	1,128,820
2,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, Series 2018, 5.000%, 3/01/37	3/26 at 100.00	AA-	2,379,800
1,500	Ozark Reorganized School District 6, Christian County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/34	3/23 at 100.00	AA+	1,601,790
2,000	Platte County School District Park Hill, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Refunding Series 2017, 4.000%, 3/01/31	3/26 at 100.00	AA+	2,321,140

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,200	Poplar Bluff R-I School District, Butler County, Missouri, Lease Certificates of Participation, Series 2014, 5.000%, 3/01/33 – AGM Insured	3/24 at 100.00	AA	$1,355,232
355	Riverview Fire Protection District, St Louis County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2020, 4.000%, 3/01/29 – BAM Insured	3/27 at 100.00	AA	420,931
4,000	Saint Charles County Francis Howell School District, Missouri, General Obligation Bonds, Series 2020, 3.000%, 3/01/34	3/28 at 100.00	AA	4,465,680
1,000	Saint Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Refunding Series 2018A, 5.000%, 3/01/36	3/26 at 100.00	AA	1,198,580
985	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, School Building Series 2019, 4.000%, 3/01/35	3/29 at 100.00	AA	1,212,348
	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, Series 2013:
1,000	5.000%, 3/01/32	3/23 at 100.00	AA+	1,102,560
1,000	5.000%, 3/01/33	3/23 at 100.00	AA+	1,102,560
	Valley Park Fire Protection District, Missouri, General Obligation Bonds, Series 2019:
650	4.000%, 3/01/31	3/27 at 100.00	AA	762,066
705	4.000%, 3/01/33	3/27 at 100.00	AA	819,541
550	4.000%, 3/01/35	3/27 at 100.00	AA	636,724
600	4.000%, 3/01/37	3/27 at 100.00	AA	691,080
	Washington School District, Franklin County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2019:
1,500	4.000%, 3/01/34	3/27 at 100.00	AA+	1,774,770
905	4.000%, 3/01/35	3/27 at 100.00	AA+	1,069,701
88,150	Total Tax Obligation/General			101,323,029
	Tax Obligation/Limited – 17.6%
775	Arnold Retail Corridor Transportation Development District, Missouri, Sales Tax Revenue Bonds, Refunding Series 2019, 3.000%, 11/01/28	11/24 at 100.00	N/R	759,438
	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2019:
325	5.000%, 10/01/30	10/29 at 100.00	AA-	438,994
665	4.000%, 10/01/34	10/29 at 100.00	AA-	801,804
2,680	4.000%, 10/01/36	10/29 at 100.00	AA-	3,209,514
3,500	4.000%, 10/01/48	10/29 at 100.00	AA-	4,065,215
5,280	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2020A, 4.000%, 10/01/44	10/30 at 100.00	Aa2	6,282,355
2,125	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30	6/24 at 100.00	N/R	2,108,977
1,555	Brentwood, Missouri, Certificates of Participation, Series 2019, 4.000%, 10/01/37	10/25 at 101.00	AA-	1,726,003
	Cape Girardeau County Reorganized School District R2, Missouri, Certificates of Participation, Series 2020A:
1,000	4.000%, 4/01/35 – BAM Insured	4/28 at 100.00	AA	1,165,180
525	4.000%, 4/01/36 – BAM Insured	4/28 at 100.00	AA	609,105

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Clay County School District R-11 Smithville, Missouri, Certificates of Participation, Series 2018:
$ 340	4.000%, 4/01/38	4/28 at 100.00	A+	$389,419
2,515	5.000%, 4/01/43	4/28 at 100.00	A+	3,060,503
900	Clay, Jackson & Platte Counties Consolidated Public Library District 3, Missouri, Certificates of Participation, Mid-Continent Public Library Project, Series 2018, 4.000%, 3/01/35	3/26 at 100.00	Aa3	1,002,105
2,140	Conley Road Transportation District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 5.125%, 5/01/41	5/25 at 100.00	N/R	2,163,882
365	Excelsior Springs Community Center, Missouri, Sales Tax Revenue Bonds, Series 2014, 4.000%, 3/01/28 – AGM Insured	3/23 at 100.00	AA	391,744
300	Excelsior Springs, Missouri, Certificate of Participation, Refunding Series 2020B, 4.000%, 3/01/31 – BAM Insured	No Opt. Call	AA	379,005
100	Florissant Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Florissant - Cross Keys Redevelopment Project, Refunding Series 2003, 5.625%, 5/01/24	12/20 at 100.00	N/R	100,123
410	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 5.000%, 11/01/37	12/20 at 100.00	N/R	410,004
1,105	Franklin County, Missouri, Certificates of Participation, Series 2019A, 3.000%, 11/01/30	11/26 at 100.00	A+	1,216,826
1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28 (4)	12/20 at 100.00	N/R	876,200
530	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	BB	546,843
1,850	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	1,902,318
	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
3,500	5.000%, 12/30/29	12/23 at 100.00	A+	3,824,240
4,090	5.000%, 12/30/31	12/23 at 100.00	A+	4,438,959
750	Greene County, Missouri, Certificates of Participation, Capital Projects, Series 2018, 4.000%, 9/01/33	9/28 at 100.00	Aa3	893,782
1,000	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 3.625%, 3/01/33	3/21 at 100.00	N/R	978,020
	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005:
1,470	5.750%, 3/01/23 – SYNCORA GTY Insured	No Opt. Call	BB+	1,567,711
1,560	5.750%, 3/01/24 – SYNCORA GTY Insured	No Opt. Call	BB+	1,705,002
1,745	5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BB+	1,964,120
	Howard Bend Levee District, St Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
1,000	4.875%, 3/01/33	3/23 at 100.00	BB+	1,011,490
1,300	5.000%, 3/01/38	3/23 at 100.00	BB+	1,314,209
925	Kansas City Industrial Development Authority, Missouri, Downtown Redevelpment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA-	956,848

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,100	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 4.250%, 4/01/26, 144A	No Opt. Call	N/R	$1,123,100
1,200	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014, 4.250%, 3/01/23	No Opt. Call	N/R	1,227,588
2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA-	1,864,020
1,750	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA-	1,934,572
1,025	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2012A, 5.000%, 3/01/26	3/22 at 100.00	AA-	1,078,279
	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2017B:
360	4.000%, 10/01/30	10/27 at 100.00	AA-	421,902
2,500	5.000%, 9/01/31	9/27 at 100.00	AA-	3,114,425
235	3.625%, 10/01/32	10/27 at 100.00	AA-	262,493
342	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	12/20 at 100.00	N/R	335,755
912	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	12/20 at 100.00	N/R	159,585
	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - TIF Financing, Series 2018B:
1,200	5.000%, 2/01/40, 144A	2/28 at 100.00	N/R	1,249,752
100	5.000%, 2/01/50, 144A	2/28 at 100.00	N/R	103,522
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
1,195	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	1,212,925
785	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	801,391
1,750	Maryland Heights, Missouri, Tax Increment and Special District Revenue Bonds, Westport Plaza Redevelopment Area, Series 2020, 3.625%, 11/01/31	11/29 at 100.00	N/R	1,782,725
1,000	Missouri Development Finance Board, Missouri, Annual Appropriation Revenue Bonds, Fulton State Hospital Project, Series 2014, 3.000%, 10/01/26	10/22 at 100.00	AA+	1,042,020
1,000	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Bonds, Refunding Series 2015, 5.000%, 3/01/40	3/24 at 100.00	A	1,113,980
1,000	Oak Grove, Missouri, Refunding and Improvement Certificates of Participation Series 2012, 5.000%, 1/01/33	1/22 at 100.00	Baa1	1,033,580
570	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.750%, 12/01/42	12/22 at 100.00	BBB	593,752
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
3,000	4.500%, 7/01/34	7/25 at 100.00	N/R	3,216,390
1,000	4.550%, 7/01/40	7/28 at 100.00	N/R	1,083,630
2,931	0.000%, 7/01/46	7/28 at 41.38	N/R	879,769
1,744	5.000%, 7/01/58	7/28 at 100.00	N/R	1,923,580

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
$ 2,000	4.329%, 7/01/40	7/28 at 100.00	N/R	$2,137,920
18	4.536%, 7/01/53	7/28 at 100.00	N/R	19,301
250	4.784%, 7/01/58	7/28 at 100.00	N/R	272,160
	Pulaski County, Missouri, Certificates of Participation, Series 2019:
880	4.000%, 12/01/32	12/27 at 100.00	A-	969,514
915	4.000%, 12/01/33	12/27 at 100.00	A-	1,004,743
490	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Wentzville Parkway Regional Community Improvement District Project, Series 2019B, 4.250%, 11/01/49, 144A	11/29 at 102.00	N/R	462,712
1,075	Saint Charles, Missouri, Certificates of Participation, Series 2017, 4.000%, 4/01/29	4/26 at 100.00	Aa3	1,244,936
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44, 144A	7/24 at 100.00	N/R	250,960
770	Saint Louis County Industrial Development Authority, Missouri, Transporation Development Revenue Bonds, University Place Transportation Development District Project, Refunding Series 2015, 4.000%, 3/01/32, 144A	3/22 at 100.00	N/R	744,190
1,875	Saint Louis County Special School District, Missouri, Certificates of Participation Lease, Series 2014B, 4.000%, 4/01/28	4/22 at 100.00	AA	1,958,681
1,555	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Expansion & Improvement Projects Series 2020, 5.000%, 10/01/49 – AGM Insured	10/30 at 100.00	AA	1,928,169
	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA	908,160
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA	883,070
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA	856,300
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA	827,970
	Saint Louis Municipal Library District, Missouri, Certificates of Participation, Refunding Series 2020:
2,460	4.000%, 3/15/44 – BAM Insured	3/30 at 100.00	AA	2,824,474
500	4.000%, 3/15/48 – BAM Insured	3/30 at 100.00	AA	569,935
	Scenic Regional Library District, Missouri, Certificates of Participation, Series 2017:
505	4.000%, 4/01/29	4/25 at 100.00	A	566,731
345	4.000%, 4/01/30	4/25 at 100.00	A	384,506
565	4.000%, 4/01/32	4/25 at 100.00	A	623,670
585	4.000%, 4/01/33	4/25 at 100.00	A	643,781
2,145	Sedalia, Missouri, Certificates of Participation, Refunding & Improvement Series 2020, 4.000%, 9/15/39 – BAM Insured	9/27 at 100.00	AA	2,465,420
2,600	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017A, 4.000%, 7/01/36	7/27 at 100.00	Aa2	2,937,818
1,630	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017B, 5.000%, 7/01/26 (AMT)	No Opt. Call	Aa2	1,984,297

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015:
$ 2,205	5.000%, 4/01/27	4/25 at 100.00	Aa2	$2,608,339
4,300	4.000%, 4/01/35	4/25 at 100.00	Aa2	4,727,678
	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A:
3,300	4.375%, 11/15/35	11/26 at 100.00	N/R	2,897,169
365	4.750%, 11/15/47	11/26 at 100.00	N/R	323,478
95	Town and Country Crossing Transportation Development District, Missouri, Transporation Sales Tax Revenue Bonds, Refunding Series 2020A, 3.375%, 4/01/37	4/28 at 100.00	N/R	89,785
1,285	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 4.500%, 6/01/36	6/26 at 100.00	BBB	1,391,038
	Wentzville School District R-04, Saint Charles County, Missouri, Certificates of Participation, Series 2015:
1,700	3.375%, 4/01/29	4/24 at 100.00	Aa3	1,822,570
600	3.500%, 4/01/32	4/24 at 100.00	Aa3	639,174
115,972	Total Tax Obligation/Limited			121,787,322
	Transportation – 5.5%
665	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	728,794
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019A:
320	5.000%, 3/01/36 (AMT)	3/29 at 100.00	A2	394,698
1,230	5.000%, 3/01/39 (AMT)	3/29 at 100.00	A2	1,505,151
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
1,580	5.000%, 3/01/34 (AMT)	3/29 at 100.00	A2	1,958,931
2,500	5.000%, 3/01/35 (AMT)	3/29 at 100.00	A2	3,093,550
7,300	5.000%, 3/01/46 (AMT)	3/29 at 100.00	A2	8,787,010
7,000	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A2	8,362,060
4,555	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2020A, 5.000%, 3/01/57 – AGM Insured (AMT)	3/30 at 100.00	AA	5,597,958
3,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2012, 5.000%, 7/01/32 – FGIC Insured (AMT)	7/22 at 100.00	A2	3,689,140
	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Series 2017D:
1,420	5.000%, 7/01/34 – AGM Insured (AMT)	7/27 at 100.00	AA	1,705,860
1,000	5.000%, 7/01/35 – AGM Insured (AMT)	7/27 at 100.00	AA	1,198,830
1,000	5.000%, 7/01/36 – AGM Insured (AMT)	7/27 at 100.00	AA	1,195,630
32,070	Total Transportation			38,217,612

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 6.5% (5)
	Belton School District 124, Cass County, Missouri, Certificates of Participation, Missouri School Boards Association, Series 2019:
$ 375	3.000%, 1/15/31 (Pre-refunded 1/15/24) – AGM Insured	1/24 at 100.00	AA	$405,683
200	3.000%, 1/15/33 (Pre-refunded 1/15/24) – AGM Insured	1/24 at 100.00	AA	216,364
1,015	5.000%, 1/15/44 (Pre-refunded 1/15/24) – AGM Insured	1/24 at 100.00	AA	1,161,982
4,930	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33 (Pre-refunded 10/01/22)	10/22 at 100.00	Aa2	5,363,100
800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31 (Pre-refunded 2/15/21)	2/21 at 100.00	A	808,592
4,665	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/22)	5/22 at 100.00	AAA	4,982,360
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal & Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25 (Pre-refunded 12/01/21)	12/21 at 100.00	A+	2,092,920
3,870	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2011, 5.250%, 10/01/41 (Pre-refunded 10/01/21)	10/21 at 100.00	A-	4,033,082
3,620	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2014, 5.000%, 10/01/39 (Pre-refunded 10/01/23)	10/23 at 100.00	A-	4,107,976
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E Cox Medical Center, Series 1992H:
1,800	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	N/R	1,792,620
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	N/R	2,360,172
6,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37 (Pre-refunded 11/15/21)	11/21 at 100.00	AA+	6,902,676
2,400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36 (Pre-refunded 4/01/21)	4/21 at 100.00	Baa1	2,438,040
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
2,200	5.000%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	2,208,492
2,000	5.000%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	2,007,720
850	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	920,652
2,500	Saint Louis Special Administrative Board of the Transitional School District, Missouri, General Obligation Bonds, St Louis Public Schools, Missouri Direct Deposit Program, Series 2011B, 4.000%, 4/01/25 (Pre-refunded 4/01/21)	4/21 at 100.00	AA+	2,531,800
660	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	2/21 at 100.00	N/R	679,523
42,870	Total U.S. Guaranteed			45,013,754

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 15.6%
	Camden County Public Water Supply District 4, Missouri, Certificates of Participation, Series 2017:
$ 670	3.500%, 1/01/32	1/25 at 100.00	A-	$714,026
720	4.000%, 1/01/42	1/25 at 100.00	A-	770,530
1,430	5.000%, 1/01/47	1/25 at 100.00	A-	1,595,051
3,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2014A, 4.000%, 3/01/35 – BAM Insured	3/23 at 100.00	AA	3,157,650
	Franklin County Public Water Supply District 3, Missouri, Certificates of Participation, Refunding Series 2020B:
500	4.000%, 12/01/30	No Opt. Call	A+	613,235
850	4.000%, 12/01/31	12/30 at 100.00	A+	1,029,545
145	4.000%, 12/01/35	12/30 at 100.00	A+	171,979
250	Franklin County Public Water Supply District 3, Missouri, Waterworks and Sewerage System Revenuen Bonds, Refunding Series 2020A, 4.000%, 12/01/26	No Opt. Call	A+	296,993
1,670	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	1,900,694
145	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A, 5.000%, 1/01/50	7/30 at 100.00	A-	178,383
	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A:
500	4.000%, 1/01/35	1/28 at 100.00	AA	596,595
1,865	4.000%, 1/01/37	1/28 at 100.00	AA	2,219,387
1,000	4.000%, 1/01/38	1/28 at 100.00	AA	1,188,780
3,105	4.000%, 1/01/42	1/28 at 100.00	AA	3,667,502
5,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Refunding & Improvement Series 2016A, 4.000%, 1/01/40	1/25 at 100.00	AA	5,549,300
1,225	Kansas City, Missouri, Water Revenue Bonds, Series 2020A, 4.000%, 12/01/44	12/30 at 100.00	AA+	1,519,551
1,200	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Series 2016, 4.000%, 7/01/31	7/22 at 100.00	A+	1,255,032
1,250	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Series 2019, 4.000%, 7/01/38	7/26 at 100.00	A+	1,397,650
1,775	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	AAA	2,133,852
	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2017A:
6,000	5.000%, 5/01/42	5/27 at 100.00	AAA	7,426,620
2,000	5.000%, 5/01/47	5/27 at 100.00	AAA	2,456,320
	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2019B:
1,390	5.000%, 5/01/38	5/29 at 100.00	AAA	1,808,696
3,060	5.000%, 5/01/44	5/29 at 100.00	AAA	3,928,734
2,675	5.000%, 5/01/49	5/29 at 100.00	AAA	3,410,999
425	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds -- Dogwood Project, Series 2012A, 5.000%, 6/01/26	6/22 at 100.00	AA	453,709

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 3,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33	7/27 at 102.00	A	$3,294,510
1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	1,098,390
1,845	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998C, 2.750%, 9/01/33	6/27 at 102.00	A	2,007,840
2,000	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40	1/25 at 100.00	Aa3	2,302,520
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
3,300	5.000%, 1/01/31	1/24 at 100.00	A2	3,712,071
1,755	5.000%, 1/01/32	1/24 at 100.00	A2	1,970,760
2,500	5.000%, 1/01/33	1/24 at 100.00	A2	2,801,300
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2015A:
1,125	5.000%, 12/01/35	6/25 at 100.00	A2	1,309,297
650	5.000%, 12/01/37	6/25 at 100.00	A2	753,902
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Pairie State Power Project, Refunding Series 2016A:
570	4.000%, 12/01/33 – BAM Insured	6/26 at 100.00	AA	654,816
1,415	5.000%, 12/01/34	6/26 at 100.00	A2	1,686,340
245	4.000%, 12/01/35 – BAM Insured	6/26 at 100.00	AA	280,780
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,885	5.000%, 1/01/32	1/25 at 100.00	A	3,327,559
1,450	5.000%, 1/01/34	1/25 at 100.00	A	1,665,209
2,500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	2,754,250
1,500	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2017, 4.000%, 12/01/32	12/27 at 100.00	A2	1,734,030
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2018:
1,330	5.000%, 12/01/37	6/27 at 100.00	A2	1,605,549
1,140	5.000%, 12/01/38	6/27 at 100.00	A2	1,372,617
1,500	5.000%, 12/01/43	6/27 at 100.00	A2	1,783,620
2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	12/20 at 100.00	N/R	2,073,208
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Missouri Project Series 2019:
250	4.000%, 12/01/39	12/25 at 100.00	AA+	277,588
2,295	4.000%, 12/01/41	12/25 at 100.00	AA+	2,538,821

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refudning Series 2016C:
$ 285	4.000%, 12/01/31	12/25 at 100.00	AA+	$326,063
1,465	5.000%, 12/01/32	12/25 at 100.00	AA+	1,751,407
1,500	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2015, 4.125%, 12/01/38	12/21 at 100.00	AA+	1,541,655
4,240	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2018, 4.000%, 12/01/39	12/25 at 100.00	AA+	4,707,884
	Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series 2015:
2,845	3.250%, 8/01/27	8/25 at 100.00	AA+	3,183,925
3,000	3.600%, 8/01/29	8/25 at 100.00	AA+	3,368,130
2,000	4.000%, 8/01/31	8/25 at 100.00	AA+	2,285,340
93,510	Total Utilities			107,610,194
$ 608,412	Total Long-Term Investments (cost $633,725,703)			677,934,409
	Other Assets Less Liabilities – 1.9%			13,073,847
	Net Assets – 100%			$ 691,008,256
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Ohio Municipal Bond Fund
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.2%
	MUNICIPAL BONDS – 96.1%
	Consumer Discretionary – 0.7%
	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019:
$ 1,350	5.000%, 12/01/44	12/29 at 100.00	BBB-	$1,399,234
3,110	5.000%, 12/01/51	12/29 at 100.00	BBB-	3,213,812
4,460	Total Consumer Discretionary			4,613,046
	Consumer Staples – 2.9%
20,690	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	N/R	3,083,224
1,460	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48	6/30 at 100.00	BBB+	1,650,720
14,470	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	16,273,251
36,620	Total Consumer Staples			21,007,195
	Education and Civic Organizations – 8.7%
2,065	Bowling Green State University, Ohio, General Receipts Bonds, Series 2016A, 5.000%, 6/01/34	12/25 at 100.00	A+	2,407,811
	Hamilton County, Ohio, Economic Development Revenue Bonds, King Highland Community Urban Redevelopment Corporation - University of Cincinnati, Lessee Project, Refunding Series 2015:
1,320	5.000%, 6/01/32 – BAM Insured	6/25 at 100.00	AA	1,558,643
2,680	5.000%, 6/01/35 – BAM Insured	6/25 at 100.00	AA	3,149,000
	Lake County Community College District, Ohio, General Receipts Revenue Bonds, Lakeland Community College, Refunding Series 2019:
2,770	5.000%, 10/01/32	10/29 at 100.00	Aa2	3,620,501
2,055	4.000%, 10/01/34	10/29 at 100.00	Aa2	2,489,098
1,925	Miami University of Ohio, General Receipts Bonds, Refunding Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	1,988,621
2,465	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	2,868,373
	Miami University of Ohio, General Receipts Bonds, Refunding Series 2017:
880	5.000%, 9/01/35	9/26 at 100.00	AA	1,062,890
2,915	5.000%, 9/01/41	9/26 at 100.00	AA	3,489,313
2,875	Miami University of Ohio, General Receipts Bonds, Refunding Series 2020A, 4.000%, 9/01/45	9/30 at 100.00	AA	3,391,436

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Ohio Higher Education Facilities Commission, Revenue Bonds, Denison University Project, Series 2017A:
$ 2,100	5.000%, 11/01/42	5/27 at 100.00	AA	$2,536,023
1,500	5.250%, 11/01/46	5/27 at 100.00	AA	1,822,770
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
1,140	5.000%, 11/01/27	5/22 at 100.00	AA	1,208,275
1,000	5.000%, 11/01/30	5/22 at 100.00	AA	1,057,410
1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender Option Bond Trust 2016-XG0069, 17.038%, 12/01/43, 144A (IF) (4)	12/22 at 100.00	A+	1,561,137
2,500	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	A	2,846,625
1,505	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2017, 5.000%, 7/01/42	7/27 at 100.00	A	1,779,979
2,000	Ohio State University, General Receipts Bonds, Multiyear Debt Issuance Program, Series 2020A, 5.000%, 12/01/29	No Opt. Call	Aa1	2,712,920
	Ohio State University, General Receipts Bonds, Series 2014A:
4,820	5.000%, 12/01/34	12/24 at 100.00	Aa1	5,581,753
5,000	5.000%, 12/01/39	12/24 at 100.00	Aa1	5,752,000
	Shawnee State University, Ohio, General Receipts Bonds, Series 2016:
1,120	5.000%, 6/01/28 – BAM Insured	6/26 at 100.00	AA	1,376,043
1,180	5.000%, 6/01/29 – BAM Insured	6/26 at 100.00	AA	1,446,196
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	1,051,170
3,000	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46	6/26 at 100.00	AA-	3,510,660
2,000	Wright State University, Ohio, General Reciepts Bonds, Series 2011A, 5.000%, 5/01/31 – BAM Insured	5/21 at 100.00	AA	2,032,560
53,065	Total Education and Civic Organizations			62,301,207
	Health Care – 8.9%
2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A, 5.000%, 8/01/42	2/28 at 100.00	AA-	3,045,975
850	Butler County, Ohio, Hospital Faciliteis Revenue Bonds, Kettering Health Network Obligated Group Project, Series 2011, 5.625%, 4/01/41	4/21 at 100.00	A+	861,322
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017:
2,600	5.000%, 12/01/37	12/27 at 100.00	A-	3,120,702
1,110	5.000%, 12/01/47	12/27 at 100.00	A-	1,308,013
5,000	Cleveland Clinic Health System Obligated Group, Ohio, Martin County Health Facilities Authority, Hospital Revenue Bonds, Series 2019B, 4.000%, 1/01/46	1/29 at 100.00	AA	5,777,200

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
$ 1,600	5.000%, 6/15/43	6/23 at 100.00	Ba2	$1,666,800
495	5.250%, 6/15/43	6/23 at 100.00	Ba2	518,651
2,255	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A, 5.000%, 12/01/47	12/27 at 100.00	AA-	2,718,853
1,000	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH, 4.000%, 12/01/46	6/27 at 100.00	AA-	1,117,020
	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children's Hospital Medical Center, Series 2019CC:
600	5.000%, 11/15/41	No Opt. Call	AA	917,910
3,000	5.000%, 11/15/49	No Opt. Call	AA	4,743,690
120	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.625%, 8/15/29	12/20 at 100.00	A-	120,420
2,230	Miami County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding Improvement Series 2019, 5.000%, 8/01/39	8/28 at 100.00	A+	2,747,717
930	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	961,462
	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
2,000	5.000%, 2/15/44	2/23 at 100.00	BB+	2,074,960
3,000	5.000%, 2/15/48	2/23 at 100.00	BB+	3,101,820
	Ohio State, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2017A:
1,155	5.000%, 1/01/30	1/28 at 100.00	AA	1,472,094
2,755	5.000%, 1/01/33	1/28 at 100.00	AA	3,455,955
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2013A:
1,475	5.000%, 1/15/28	1/23 at 100.00	A	1,601,540
4,390	5.000%, 1/15/29	1/23 at 100.00	A	4,756,433
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2020A:
2,725	5.000%, 1/15/50	1/30 at 100.00	A	3,347,662
2,280	4.000%, 1/15/50	1/30 at 100.00	A	2,545,825
1,630	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center, Refunding Series 2016, 5.000%, 2/15/32	2/26 at 100.00	A3	1,887,687
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
3,825	5.000%, 12/01/37	12/22 at 100.00	Ba3	3,897,943
5,610	5.000%, 12/01/42	12/22 at 100.00	Ba3	5,686,969
55,135	Total Health Care			63,454,623

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.4%
$ 635	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (AMT)	12/20 at 100.00	N/R	$605,231
2,075	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (AMT)	12/20 at 100.00	Aa1	2,079,793
2,710	Total Housing/Multifamily			2,685,024
	Industrials – 0.6%
	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer's Foods Inc Project, Series 2009-5:
1,180	5.000%, 6/01/22	12/20 at 100.00	AA+	1,184,555
1,645	5.000%, 12/01/24	12/20 at 100.00	AA+	1,651,300
1,600	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc, Series 1992, 6.450%, 12/15/21	No Opt. Call	A3	1,690,688
4,425	Total Industrials			4,526,543
	Tax Obligation/General – 18.5%
3,150	Apollo Career Center Joint Vocational School District, Allen, Auglaize, Hardin, Hancock, Putnam & Van Wert Counties, Ohio, General Obligation Bonds, Various Purpose School Improvement Series 2017, 5.000%, 12/01/41	12/27 at 100.00	Aa2	3,868,168
1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.010%, 12/01/33 – NPFG Insured	No Opt. Call	Aa3	915,149
380	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Classroom Facilities Construction & Improvement Series 2006, 5.250%, 12/01/27 – FGIC Insured	No Opt. Call	Aa2	501,182
1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	911,940
3,110	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2016B, 5.000%, 12/01/33	6/26 at 100.00	AA	3,798,461
5,530	Columbus, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2017-1, 5.000%, 4/01/29	10/27 at 100.00	AAA	7,129,718
5,000	Columbus, Ohio, General Obligation Bonds, Series 2015A, 5.000%, 7/01/25	No Opt. Call	AAA	6,080,600
5,000	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/29	10/28 at 100.00	AAA	6,652,750
3,000	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2019A, 5.000%, 4/01/40	4/29 at 100.00	AAA	3,887,400
490	Cuyahoga County, Ohio, General Obligation Bonds, Refunding & Capital Improvement Series 2020A, 4.000%, 12/01/33	6/30 at 100.00	AA	604,631
	Dayton, Ohio, General Obligation Bonds, Limited Tax Refunding & Improvement Series 2020:
850	4.000%, 12/01/31	12/28 at 100.00	AA	1,035,734
1,205	4.000%, 12/01/32	12/28 at 100.00	AA	1,458,339
5,000	Dublin City School District, Franklin, Delaware and Union Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2019A, 4.000%, 12/01/44	12/28 at 100.00	AAA	5,950,100

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
$ 1,000	5.000%, 12/01/23	No Opt. Call	Aaa	$1,142,250
450	5.000%, 12/01/24	No Opt. Call	Aaa	535,154
6,000	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/24	12/23 at 100.00	AAA	6,851,520
4,225	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/31	12/25 at 100.00	AAA	5,162,232
2,000	Gahanna-Jefferson City School District, Franklin County, Ohio, General Obligation Bonds, Construction & Improvement Series 2018, 5.000%, 12/01/48	6/28 at 100.00	Aa2	2,470,860
1,000	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014, 5.000%, 11/01/32	11/24 at 100.00	Aa2	1,158,580
	Graham Local School District, Champaign and Shelby Counties, Ohio, General Obligation Bonds, School Improvement Series 2013:
500	0.000%, 12/01/29	No Opt. Call	Aa2	439,365
850	0.000%, 12/01/30	No Opt. Call	Aa2	727,966
	Grandview Heights City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2019:
1,980	4.000%, 12/01/51	6/29 at 100.00	AA+	2,289,058
1,150	5.000%, 12/01/53	6/29 at 100.00	AA+	1,442,479
2,595	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, School Improvement Series 2017, 4.000%, 12/01/46	12/26 at 100.00	AA+	2,923,501
1,095	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, School improvement Series 2012, 0.010%, 12/01/27	No Opt. Call	Aa1	1,019,697
1,560	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	AA	2,043,116
55	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	55,000
1,000	Little Miami Local School District, Warren and Clermont Counties, Ohio, General Obligation Bonds, School Improvement Series 2018A, 5.000%, 11/01/43	11/25 at 100.00	AA	1,186,680
1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2013A, 0.000%, 12/01/22	No Opt. Call	Aa1	992,060
1,000	Maumee City School District, Lucas County, Ohio, General Obligation Bonds, Capital Apprication Refunding Series 2012, 0.010%, 12/01/23	No Opt. Call	AA-	984,420
1,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/28 – AGM Insured	No Opt. Call	A2	1,326,220
1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	1,265,000
1,585	New Albany, Ohio, General Obligation Bonds, Series 2012, 5.000%, 12/01/29	6/22 at 100.00	Aaa	1,694,096
925	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2012, 0.010%, 12/01/21	No Opt. Call	Aa2	921,781
	Ohio State, General Obligation Bonds, Common Schools Series 2017B:
4,500	5.000%, 9/15/27	No Opt. Call	AA+	5,850,540
5,000	5.000%, 9/01/30	No Opt. Call	AA+	6,936,900

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	$2,305,960
	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2018V:
2,500	5.000%, 5/01/33	5/28 at 100.00	AAA	3,224,425
1,250	5.000%, 5/01/34	5/28 at 100.00	AAA	1,608,037
	Ohio State, General Obligation Bonds, Infrastructure Improvement Refunding Series 2020B:
350	5.000%, 8/01/32	8/28 at 100.00	AA+	456,264
270	5.000%, 8/01/36	8/28 at 100.00	AA+	347,768
	Ohio State, General Obligation Bonds, Refunding Highway Capital Improvement, Series 2020W:
1,400	5.000%, 5/01/33	5/30 at 100.00	AAA	1,895,348
800	5.000%, 5/01/34	5/30 at 100.00	AAA	1,079,616
1,190	5.000%, 5/01/35	5/30 at 100.00	AAA	1,601,895
	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obigation Bonds, School Facilities Construction & Improvement Series 2016:
1,000	5.000%, 12/01/38	6/26 at 100.00	AAA	1,214,780
1,875	5.000%, 12/01/41	6/26 at 100.00	AAA	2,263,200
50	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013, 5.000%, 12/01/33	12/22 at 100.00	AA-	54,205
2,380	Southwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2018A, 4.000%, 1/15/55	1/28 at 100.00	Aa2	2,656,651
4,000	South-Western City School District, Franklin and Pickaway Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2019A, 4.000%, 12/01/48	12/29 at 100.00	AA	4,710,240
3,435	Summit County, Ohio, General Obligation Bonds, Refunding, Various Purpose Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA+	3,618,051
6,000	Sycamore Community School District, Hamilton County, Ohio, General Obligation Bonds, School Improvement Series 2020, 4.000%, 12/01/45	6/29 at 100.00	AAA	7,059,900
1,200	Toledo, Ohio, General Obligation Bonds, Limited Tax Capital Improvement Series 2020, 4.000%, 12/01/35	12/30 at 100.00	A2	1,405,428
1,000	Upper Arlington City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities & Improvement Series 2018A, 5.000%, 12/01/48	12/27 at 100.00	AAA	1,231,760
	Westerville City School District, Franklin and Delaware Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2020:
1,000	3.000%, 12/01/43	6/29 at 100.00	Aa1	1,091,400
2,165	3.000%, 12/01/44	6/29 at 100.00	Aa1	2,329,453
110,495	Total Tax Obligation/General			132,367,028

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 19.1%
	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
$ 160	5.000%, 12/01/21	12/20 at 100.00	N/R	$162,227
950	5.000%, 12/01/25	12/20 at 100.00	N/R	960,906
1,165	5.000%, 12/01/30	12/20 at 100.00	N/R	1,175,543
1,890	5.000%, 12/01/35	12/20 at 100.00	N/R	1,903,854
	Cleveland Public Library, Cuyahoga County, Ohio, Library Facilities Notes, Series 2019A:
5,500	4.000%, 12/01/45	12/29 at 100.00	Aa2	6,499,295
4,000	4.000%, 12/01/49	12/29 at 100.00	Aa2	4,685,920
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2017B-2:
1,250	5.000%, 10/01/31	4/28 at 100.00	AA	1,575,075
1,000	5.000%, 10/01/32	4/28 at 100.00	AA	1,249,410
1,000	Columbus Metropolitan Library, Franklin County, Ohio, Special Obligation Library Fund Facilities Notes, Refunding Series 2020, 4.000%, 12/01/30	No Opt. Call	Aa2	1,273,150
1,335	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds, Easton Project, Series 2020, 5.000%, 6/01/28, 144A	No Opt. Call	N/R	1,391,217
9,530	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Refunding Series 2020D, 5.000%, 12/01/26	No Opt. Call	AA	12,044,490
1,000	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014, 5.000%, 12/01/28	12/24 at 100.00	AAA	1,171,350
2,940	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/38	12/25 at 100.00	Aa1	3,522,973
3,560	Franklin County Convention Facilities Authority, Ohio, Lease Appropriation Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/46	12/29 at 100.00	AA	4,315,895
	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018:
1,000	5.000%, 6/01/37	6/28 at 100.00	AAA	1,275,090
16,500	5.000%, 6/01/43	6/28 at 100.00	AAA	20,754,195
5,695	5.000%, 6/01/48	6/28 at 100.00	AAA	7,107,816
1,675	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2014A, 5.000%, 12/01/25	No Opt. Call	AA+	2,050,267
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2015:
1,050	5.000%, 12/01/32	12/25 at 100.00	AA+	1,265,050
1,105	5.000%, 12/01/33	12/25 at 100.00	AA+	1,327,702
2,180	Hamilton County, Ohio, Sales Tax Bonds, Refunding Series 2016A, 5.000%, 12/01/30	12/26 at 100.00	AA-	2,655,829
	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B:
500	0.000%, 12/01/26 – AMBAC Insured	No Opt. Call	A1	459,455
3,300	0.010%, 12/01/28 – AMBAC Insured	No Opt. Call	A1	2,873,937
1,750	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	1,548,435
	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A:
1,235	5.000%, 12/01/25	12/21 at 100.00	A1	1,289,204
5,375	5.000%, 12/01/31	12/21 at 100.00	A1	5,579,035

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
$ 435	0.000%, 9/01/27	No Opt. Call	Aa2	$405,268
855	0.000%, 9/01/28	No Opt. Call	Aa2	778,725
1,100	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/23	10/22 at 100.00	Aa3	1,192,444
1,070	Norwood, Hamilton County, Ohio, Special Obligation Development Revenue Bonds, Central Parke Project, Series 2017, 6.000%, 12/01/46	6/27 at 100.00	N/R	1,088,383
	Ohio State, Capital Facilities Lease Appropriation Bonds, Juvenile Correctional Building Fund Projects, Series 2019A:
2,465	5.000%, 4/01/38	4/29 at 100.00	AA	3,151,798
2,485	5.000%, 4/01/39	4/29 at 100.00	AA	3,170,114
1,250	Ohio State, Capital Facilities Lease-Appropriation Bonds, Adult Correctional Building Fund Projects, Series 2017A, 5.000%, 10/01/36	10/27 at 100.00	AA	1,552,962
2,245	Ohio State, Capital Facilities Lease-Appropriation Bonds, Adult Correctional Building Fund Projects, Series 2019B, 5.000%, 10/01/31	No Opt. Call	AA	3,144,190
1,200	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2017A, 5.000%, 12/01/31	12/27 at 100.00	AA	1,526,940
1,080	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2020A, 5.000%, 12/01/31	No Opt. Call	AA	1,517,314
1,250	Ohio State, Major New State Infrastructure Project Revenue Bonds, Series 2019-1, 5.000%, 12/15/31	No Opt. Call	AA	1,757,275
1,360	Ohio State, Transportation Project Revenue Bonds, Toledo-Lucas County Port Authority Seaport and Docks Project, State Transportation Infrastructure GRF Bond Fund, Series 2019-2, 5.000%, 11/15/39 (AMT)	5/27 at 100.00	AA+	1,644,798
2,095	Pickaway County, Ohio, Sales Tax Specia Obligation Bonds, Series 2018, 5.000%, 12/01/44	12/28 at 100.00	AA	2,602,388
2,000	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community Facilities Bonds, Series 2015A, 4.000%, 12/01/31 – AGM Insured	12/25 at 100.00	AA	2,248,680
500	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development TIF Revenue Bonds, RBM Development - Phase 2B Project, Series 2018A, 6.000%, 12/01/50	12/28 at 100.00	N/R	524,565
1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood, Senior Lien Series 2019A, 5.000%, 11/01/51	11/30 at 100.00	N/R	935,100
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
8,320	4.500%, 7/01/34	7/25 at 100.00	N/R	8,920,122
1,257	4.550%, 7/01/40	7/28 at 100.00	N/R	1,362,123
500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	541,815
325	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	12/20 at 100.00	N/R	325,445

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
$ 1,400	5.000%, 12/01/23	12/22 at 100.00	AA+	$1,530,634
800	5.000%, 12/01/24	12/22 at 100.00	AA+	873,304
	Riversouth Authority, Ohio, Scioto Peninsula Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Series 2016:
1,000	5.000%, 12/01/28	12/25 at 100.00	AA+	1,217,410
1,000	5.000%, 12/01/29	12/25 at 100.00	AA+	1,213,560
2,955	Shaker Heights Public Library, Ohio, Certificates of Participation, Series 2019, 4.000%, 12/01/44	12/24 at 100.00	Aa2	3,207,918
116,592	Total Tax Obligation/Limited			136,550,595
	Transportation – 4.9%
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC - Borrower, Portsmouth Bypass Project, Series 2015:
3,500	5.000%, 12/31/35 – AGM Insured (AMT)	6/25 at 100.00	AA	4,014,640
5,245	5.000%, 12/31/39 – AGM Insured (AMT)	6/25 at 100.00	AA	5,978,881
7,725	5.000%, 6/30/53 (AMT)	6/25 at 100.00	A3	8,654,240
11,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	Aa2	12,279,080
2,450	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	Aa3	2,649,675
1,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2017A, 5.000%, 2/15/30	2/27 at 100.00	Aa2	1,252,580
30,920	Total Transportation			34,829,096
	U.S. Guaranteed – 15.8% (5)
2,155	Cincinnati, Ohio, General Obligation Bonds,Various Purpose, Refunding & Improvement Series 2015A, 5.250%, 12/01/33 (Pre-refunded 6/01/25)	6/25 at 100.00	AA	2,634,401
4,310	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/41 (Pre-refunded 12/01/26)	12/26 at 100.00	AAA	5,516,067
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
7,000	5.000%, 1/01/29 (Pre-refunded 1/01/22)	1/22 at 100.00	A2	7,360,150
1,000	5.000%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	A2	1,051,450
3,450	5.000%, 1/01/31 (Pre-refunded 1/01/22) – AGM Insured	1/22 at 100.00	AA	3,627,503
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
990	5.000%, 10/01/27 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,123,452
1,150	5.000%, 10/01/30 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,305,020
1,205	5.000%, 10/01/31 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,367,434
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2:
755	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R	852,191
2,245	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	2,547,626

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Cleveland, Ohio, Water Revenue Bonds, Refunding Second Lien Series 2012A:
$ 1,500	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	$1,578,015
775	5.000%, 1/01/26 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	815,308
1,000	5.000%, 1/01/27 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,052,010
1,940	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured (ETM)	No Opt. Call	Aa2	1,948,361
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
1,810	5.000%, 12/01/32 (Pre-refunded 12/01/24)	12/24 at 100.00	AAA	2,151,746
1,585	5.000%, 12/01/33 (Pre-refunded 12/01/24)	12/24 at 100.00	AAA	1,884,264
1,385	5.000%, 12/01/34 (Pre-refunded 12/01/24)	12/24 at 100.00	AAA	1,646,502
1,055	5.000%, 12/01/35 (Pre-refunded 12/01/24)	12/24 at 100.00	AAA	1,254,195
10,345	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/35 (Pre-refunded 12/01/24)	12/24 at 100.00	Aa1	12,275,481
10,300	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	AA+	10,772,358
1,000	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013, 5.250%, 1/01/38 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,054,140
470	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34 (Pre-refunded 6/01/21)	6/21 at 100.00	A+	484,077
11,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23)	1/23 at 100.00	AA+	12,862,863
3,240	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	BBB	3,417,163
275	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36 (Pre-refunded 6/01/22)	6/22 at 100.00	Aa3	294,811
8,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38 (Pre-refunded 5/15/23)	5/23 at 100.00	AA+	9,484,470
1,630	Northwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2015, 5.000%, 12/01/40 (Pre-refunded 12/01/23)	12/23 at 100.00	Aa2	1,859,471
9,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48 (Pre-refunded 2/15/23)	2/23 at 100.00	Aa3	9,936,360
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39 (Pre-refunded 12/01/22)	12/22 at 100.00	Aa3	1,095,630
	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013:
560	5.000%, 12/01/33 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R	611,783
1,305	5.000%, 12/01/42 (Pre-refunded 12/01/22)	12/22 at 100.00	AA-	1,429,797
1,710	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/32 (Pre-refunded 6/01/22)	6/22 at 100.00	Aa3	1,833,188
4,925	Willoughby-Eastlake City School District, Ohio, General Obligation Bonds, School Improvement Series 2016, 5.000%, 12/01/46 (Pre-refunded 12/01/25)	12/25 at 100.00	A2	6,066,763
101,270	Total U.S. Guaranteed			113,194,050

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 15.0%
$ 1,390	Akron, Ohio, Waterworks System Mortgage Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 3/01/34 – AGC Insured	12/20 at 100.00	AA	$1,395,101
1,750	American Municipal Power Inc, Ohio, Combined Hydroelectric Projects Revenue Bonds, Refunding Series 2020A, 5.000%, 2/15/28	No Opt. Call	A	2,264,430
1,500	American Municipal Power Ohio Inc, Prairie State Energy Campus Project Revenue Bonds, Series 2015A, 5.000%, 2/15/42	2/24 at 100.00	A1	1,662,255
6,500	American Municipal Power, Inc, Ohio, Greenup Hydroelectric Project Revenue Bonds, Refunding Series 2016A, 5.000%, 2/15/41	2/26 at 100.00	A1	7,622,225
1,665	American Municipal Power, Inc, Ohio, Solar Electricity Prepayment Project Revenue Bonds, Green Bonds Series 2019A, 5.000%, 2/15/44	2/29 at 100.00	A	2,070,777
	American Municipal Power, Inc, Ohio, Solar Electricity Prepayment Project Revenue Bonds, Green Bonds Series 2020A:
250	4.000%, 2/15/40	2/29 at 100.00	A	293,105
1,200	4.000%, 2/15/44	2/29 at 100.00	A	1,393,344
1,330	Butler County, Ohio, Sewer System Revenue Bonds, Refunding Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa2	1,428,088
1,315	Cleveland, Ohio, Public Power System Revenue Bonds, Refunding Series 2018, 5.000%, 11/15/37 – AGM Insured	5/28 at 100.00	AA	1,651,535
	Cleveland, Ohio, Public Power System Revenue Bonds, Refunding Series 2020A:
1,000	4.000%, 11/15/35 – AGM Insured	11/29 at 100.00	AA	1,195,630
2,000	4.000%, 11/15/38 – AGM Insured	11/29 at 100.00	AA	2,369,360
2,000	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 0.000%, 11/15/33 – NPFG Insured	No Opt. Call	A-	1,574,960
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A-	3,647,714
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	A-	4,890,525
2,300	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/25	12/24 at 100.00	AA+	2,736,241
	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/30	6/26 at 100.00	AA+	6,207,050
6,750	5.000%, 6/01/32	6/26 at 100.00	AA+	8,358,863
1,115	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2020A, 5.000%, 12/01/32	12/30 at 100.00	AA+	1,535,578
	Hamilton, Ohio, Electric System Revenue Bonds, Refunding & Improvement Series 2019:
865	4.000%, 10/01/37 – BAM Insured	10/29 at 100.00	AA	1,010,432
1,000	4.000%, 10/01/38 – BAM Insured	10/29 at 100.00	AA	1,164,950
1,015	4.000%, 10/01/39 – BAM Insured	10/29 at 100.00	AA	1,179,998
1,100	Lancaster Port Authority, Ohio, Gas Supply Revenue Bonds, Series 2019, 5.000%, 8/01/49 (Mandatory Put 2/01/25)	11/24 at 100.68	Aa2	1,296,537
1,745	Lebanon, Ohio, Water System Revenue Bonds, Improvement & Refunding Series 2012, 5.000%, 12/01/31	12/21 at 100.00	A1	1,823,560
1,000	Marysville, Ohio, Water System Mortgage Revenue Bonds, Refunding Series 2016, 4.000%, 12/01/38	12/25 at 100.00	Aa3	1,114,180

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 5,570	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 11/15/33	5/28 at 100.00	AA+	$7,132,608
820	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	N/R	1,025
10,025	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	12,531
	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, Refunding Series 2019B:
1,560	5.000%, 12/01/29	No Opt. Call	AAA	2,135,468
1,170	5.000%, 6/01/30	No Opt. Call	AAA	1,618,005
1,100	5.000%, 12/01/30	No Opt. Call	AAA	1,538,383
	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, Series 2016:
2,975	5.000%, 6/01/29	12/26 at 100.00	AAA	3,769,980
1,900	5.000%, 12/01/36	12/26 at 100.00	AAA	2,349,407
4,840	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2019, 5.000%, 6/01/44	12/29 at 100.00	AAA	6,316,248
1,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/22	No Opt. Call	AAA	1,106,586
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2015A, 5.000%, 6/01/26	No Opt. Call	AAA	6,268,650
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2017A, 5.000%, 12/01/31	6/27 at 100.00	AAA	6,332,700
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2020B, 4.000%, 12/01/38	12/30 at 100.00	AAA	6,202,200
2,060	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/27	6/22 at 100.00	Aa2	2,200,513
104,060	Total Utilities			106,870,742
	Water and Sewer – 0.6%
3,125	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Tender Option Bond Trust 2015-XF0225, 17.923%, 3/01/21 (Pre-refunded 5/15/23), 144A (IF) (4)	No Opt. Call	AA+	4,572,688
$ 622,877	Total Municipal Bonds (cost $634,032,095)			686,971,837

Shares	Description (1)	Value
	COMMON STOCKS – 1.1%
	Electric Utilities – 1.1%
350,634	Energy Harbor Corp, (7), (8), (9)	$ 7,911,355
	Total Common Stocks (cost $9,249,818)	7,911,355
	Total Long-Term Investments (cost $643,281,913)	694,883,192
	Other Assets Less Liabilities – 2.8%	19,796,454
	Net Assets – 100%	$ 714,679,646

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Common Stock received as part of the bankruptcy settlement for Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 and Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
See accompanying notes to financial statements.

Nuveen Wisconsin Municipal Bond Fund
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 104.3%
	MUNICIPAL BONDS – 102.8%
	Consumer Discretionary – 0.2%
$ 105	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/46	9/27 at 100.00	BB-	$96,954
250	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (AMT)	12/20 at 100.00	B1	250,007
355	Total Consumer Discretionary			346,961
	Consumer Staples – 1.5%
675	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	12/20 at 100.00	N/R	675,203
500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	12/20 at 100.00	B-	507,480
1,060	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	1,111,463
2,235	Total Consumer Staples			2,294,146
	Education and Civic Organizations – 5.4%
1,000	Milwaukee Redevelopment Authority, Wisconsin, Milwaukee Science Education Consortium, Inc Project, Series 2013A, 6.000%, 8/01/33	8/23 at 100.00	BBB-	1,098,110
1,300	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Milwaukee School of Engineering Project, Series 2012, 4.100%, 4/01/32 – AGM Insured	4/22 at 100.00	AA	1,349,712
1,965	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 4.000%, 6/15/28, 144A	6/26 at 100.00	BBB-	2,124,087
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hmong American Peace Academy, Series 2020:
420	4.000%, 3/15/30	No Opt. Call	BBB	473,256
500	4.000%, 3/15/40	3/30 at 100.00	BBB	553,130
1,200	5.000%, 3/15/50	3/30 at 100.00	BBB	1,431,696
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Lawrence University, Series 2020, 4.000%, 2/01/45	2/30 at 100.00	Baa1	1,073,950
7,385	Total Education and Civic Organizations			8,103,941
	Health Care – 22.1%
440	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	AA+	534,569
5,765	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc, Series 2020, 4.000%, 7/01/36	7/29 at 100.00	A	6,684,345
250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc Obligated Group, Tender Option Bond Trust 2015-XF0118, 13.579%, 4/01/42, 144A (IF) (4)	10/22 at 100.00	AA	289,395

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2017C:
$ 4,000	5.000%, 2/15/47 – Insured	2/27 at 100.00	A-	$4,603,520
8,565	5.000%, 2/15/47 (UB) (4)	2/27 at 100.00	A-	9,857,287
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Aspirus, Inc Obligated Group, Refunding Series 2015A, 5.000%, 8/15/34	2/25 at 100.00	AA-	1,135,870
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Inc, Series 2019A:
2,000	4.000%, 12/01/44	12/29 at 100.00	A+	2,297,240
3,100	4.000%, 12/01/49	12/29 at 100.00	A+	3,535,302
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Series 2015:
250	5.000%, 12/01/23	No Opt. Call	A+	282,750
2,000	4.000%, 12/01/35	6/24 at 100.00	A+	2,148,960
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014, 5.000%, 5/01/29	5/24 at 100.00	BBB+	1,114,970
500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A, 5.000%, 9/01/36	9/27 at 100.00	BBB-	573,855
175	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2020A, 4.000%, 2/15/37 – AGM Insured	2/30 at 100.00	AA	204,314
29,045	Total Health Care			33,262,377
	Housing/Multifamily – 18.7%
2,000	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 5.125%, 6/01/30	6/23 at 100.00	N/R	2,060,640
3,020	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin - Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB-	3,066,236
2,000	Wisconsin Housing and Economic Development Authority Multi Family Housing Bonds,Western Technical College Student Housing Project, Series 2013B, 4.700%, 4/01/38	4/23 at 100.00	A	2,166,220
655	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (AMT)	12/20 at 100.00	AA	656,592
2,125	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2015A, 4.125%, 11/01/46	5/25 at 100.00	AA	2,290,091
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2017A:
1,000	4.000%, 11/01/47	11/26 at 100.00	AA	1,088,810
2,000	4.150%, 5/01/55	11/26 at 100.00	AA	2,182,860
2,230	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2017B, 3.900%, 11/01/42	11/26 at 100.00	AA	2,445,240
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2018A:
145	3.700%, 11/01/33	11/27 at 100.00	AA	162,625
2,000	4.300%, 11/01/53 (UB) (4)	11/27 at 100.00	AA	2,245,740

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 6,720	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A, 3.375%, 5/01/57	11/28 at 100.00	AA	$7,142,755
2,500	Wisconsin Housing and Economic Development Authority, Multifamily Housing Bonds, Meadow Village Project Series 2020A, 5.000%, 7/01/37, 144A	7/28 at 102.00	N/R	2,695,200
26,395	Total Housing/Multifamily			28,203,009
	Industrials – 1.2%
725	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB-	745,293
100	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	108,742
465	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	12/20 at 103.00	BB-	479,861
420	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	449,719
1,710	Total Industrials			1,783,615
	Long-Term Care – 10.2%
1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc, Series 2011, 6.650%, 9/01/43	12/20 at 100.00	N/R	1,000,440
500	Winnebago County Housing Authority, Wisconsin, Revenue Bonds, Lutheran Homes of Oshkosh, Inc Project, Refunding Series 2015A, 4.450%, 3/01/30	12/20 at 101.00	N/R	466,780
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Clement Manor, Inc, Series 2019, 5.000%, 8/01/49	8/26 at 103.00	N/R	1,730,180
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project Series 2014, 5.375%, 10/01/44	10/22 at 102.00	N/R	2,083,360
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, PHW Oconomowoc, Inc Project, Series 2018, 5.125%, 10/01/48	10/23 at 102.00	N/R	2,069,400
1,750	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A	1,940,995
1,450	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2019A, 5.000%, 7/01/49	7/26 at 100.00	A	1,675,373
500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2019B, 5.000%, 7/01/38	7/26 at 100.00	A	586,680
185	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2015B, 5.000%, 9/15/37	9/22 at 100.00	BBB-	189,270
1,520	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A	1,610,668
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/44	12/22 at 102.00	N/R	2,065,000
14,905	Total Long-Term Care			15,418,146
	Tax Obligation/General – 1.7%
525	Puerto Rico, General Obligation Bonds, Public improvement Series 2007A, 5.000%, 7/01/23 – AGC Insured	12/20 at 100.00	AA	536,613

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2011C:
$ 675	5.250%, 7/01/27 – AGM Insured	12/20 at 100.00	AA	$698,828
425	5.750%, 7/01/37 – AGM Insured	12/20 at 100.00	AA	445,893
770	Puerto Rico, General Obligation Bonds, Refunding Series 2003C-7, 6.000%, 7/01/27 – NPFG Insured	12/20 at 100.00	Baa2	791,960
2,395	Total Tax Obligation/General			2,473,294
	Tax Obligation/Limited – 32.1%
	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Bonds, Brown County Expo Center Project, Series 2019:
1,790	4.000%, 6/01/36	6/29 at 100.00	AA	1,991,966
3,500	3.000%, 6/01/44	6/29 at 100.00	AA	3,659,740
10,000	0.000%, 6/01/49	6/29 at 47.10	AA	3,735,400
650	Beloit Community Development Authority, Rock County, Wisconsin, Lease Revenue Bonds, Series 2009, 5.000%, 3/01/25	12/20 at 100.00	N/R	650,572
	Brookfield Community Development and Redevelopment Authority, Wisconsin, Community Development Revenue Bonds, Series 2015A:
1,340	3.550%, 6/01/34	6/25 at 100.00	A3	1,454,396
1,530	3.600%, 6/01/35	6/25 at 100.00	A3	1,656,026
1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/34	11/25 at 100.00	BB	1,129,390
590	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	BB	608,750
845	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A, 5.000%, 12/01/34	12/26 at 100.00	BB	975,865
1,250	Kaukauna Redevelopment Authority, Outagamie and Calumet Counties, Wisconsin, Redevelopment Lease Revenue Bonds, Series 2015, 4.125%, 6/01/40	6/25 at 100.00	A+	1,370,712
130	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	BBB	133,201
675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29 (AMT)	12/20 at 100.00	A2	677,315
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2016A:
800	5.000%, 11/15/30	11/26 at 100.00	A+	984,984
500	5.000%, 11/15/31	11/26 at 100.00	A+	614,315
550	5.000%, 11/15/32	11/26 at 100.00	A+	674,322
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2017:
95	4.000%, 11/15/21	No Opt. Call	A+	98,388
145	5.000%, 11/15/22	No Opt. Call	A+	158,379
630	5.000%, 11/15/28	11/26 at 100.00	A+	778,548
500	5.000%, 11/15/34	11/26 at 100.00	A+	608,830
1,000	5.000%, 11/15/35	11/26 at 100.00	A+	1,213,810
500	5.000%, 11/15/36	11/26 at 100.00	A+	605,950

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Refunding Series 2013, 4.100%, 12/01/27	12/23 at 100.00	A2	$1,094,700
500	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 5.000%, 7/01/31 – AMBAC Insured	12/20 at 100.00	C	506,490
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
535	5.250%, 7/01/32 – NPFG Insured	No Opt. Call	Baa2	568,170
435	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa2	462,501
1,000	5.250%, 7/01/36 – AGC Insured	No Opt. Call	AA	1,186,460
500	Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%, 8/01/27 – AGM Insured	12/20 at 100.00	AA	511,085
1,025	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007N, 5.000%, 7/01/32 – RAAI Insured	12/20 at 100.00	AA	1,047,745
3,085	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/26 – NPFG Insured	No Opt. Call	Aa3	3,792,977
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006:
120	5.000%, 10/01/25 – NPFG Insured	12/20 at 100.00	Baa2	122,050
125	5.000%, 10/01/28 – FGIC Insured	12/20 at 100.00	Baa2	127,126
	Wisconsin Center District, Appropiation Revenue Bonds, Milwaukee Arena Project, Series 2016:
390	5.000%, 12/15/27	6/26 at 100.00	Aa3	480,616
1,000	5.000%, 12/15/30	6/26 at 100.00	Aa3	1,225,640
500	5.000%, 12/15/31	6/26 at 100.00	Aa3	611,910
4,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Milwaukee Arena Project, Senior Series 2016A, 0.000%, 12/15/39 – AGM Insured	6/26 at 60.88	AA	2,113,080
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 1999:
1,125	5.250%, 12/15/23	No Opt. Call	AA	1,259,741
675	5.250%, 12/15/27	No Opt. Call	AA	841,921
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 2013A:
785	4.000%, 12/15/25	12/22 at 100.00	Baa1	824,132
2,170	5.000%, 12/15/28	12/22 at 100.00	Baa1	2,312,677
500	5.000%, 12/15/29	12/22 at 100.00	Baa1	531,280
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A:
2,035	0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA	1,763,429
1,945	0.000%, 12/15/31	No Opt. Call	AA	1,534,819
5,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Junior Series 2020D, 0.000%, 12/15/50 – AGM Insured	12/30 at 46.55	AA	1,707,200
56,470	Total Tax Obligation/Limited			48,406,608
	Transportation – 1.0%
145	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (AMT)	No Opt. Call	BBB+	150,996
1,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)	1/22 at 100.00	BBB	1,036,700

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 355	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	$ 373,133
1,500	Total Transportation			1,560,829
	U.S. Guaranteed – 2.3% (5)
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 1999:
2,025	5.250%, 12/15/23 (ETM) (WI/DD, Settling 12/15/20)	No Opt. Call	AA	2,156,868
190	5.250%, 12/15/27 (ETM)	No Opt. Call	AA	237,964
10	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc, Refunding Series 2012, 5.000%, 8/15/22 (ETM)	No Opt. Call	N/R	10,810
810	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Beaver Dam Community Hospitals Inc, Series 2013A, 5.250%, 8/15/34 (Pre-refunded 8/15/23)	8/23 at 100.00	N/R	916,199
10	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Monroe Clinic Inc, Refunding Series 2016, 5.000%, 2/15/30 (Pre-refunded 8/15/25)	8/25 at 100.00	N/R	12,131
130	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43 (Pre-refunded 8/15/23)	8/23 at 100.00	A	145,796
3,175	Total U.S. Guaranteed			3,479,768
	Utilities – 6.4%
995	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (6)	No Opt. Call	N/R	1,244
125	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	131,419
860	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	N/R	1,075
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	1,250
265	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (6)	No Opt. Call	N/R	331
575	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS, 5.000%, 7/01/30 – AGM Insured	12/20 at 100.00	AA	587,759
580	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	Baa2	597,446
790	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/28 – AGC Insured	12/20 at 100.00	AA	807,522
305	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007UU, 5.000%, 7/01/24 – AGM Insured	12/20 at 100.00	AA	311,750
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV:
675	5.250%, 7/01/24 – NATIONAL PUB Insured	No Opt. Call	Baa2	700,259
130	5.250%, 7/01/26 – NPFG Insured	No Opt. Call	Baa2	135,977
2,760	5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	3,214,600
185	5.250%, 7/01/31 – AGM Insured	No Opt. Call	AA	216,748
250	5.250%, 7/01/35 – NPFG Insured	No Opt. Call	Baa2	265,800
1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	12/20 at 100.00	CCC	1,137,720

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,250	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Series 2016A, 5.000%, 7/01/36	7/26 at 100.00	A1	$ 1,492,437
11,945	Total Utilities			9,603,337
$ 157,515	Total Municipal Bonds (cost $146,325,102)			154,936,031

Shares	Description (1)	Value
	COMMON STOCKS – 1.5%
	Electric Utilities – 1.5%
100,944	Energy Harbor Corp, (7), (8), (9)	$ 2,277,599
	Total Common Stocks (cost $2,869,331)	2,277,599
	Total Long-Term Investments (cost $149,194,433)	157,213,630
	Floating Rate Obligations – (5.3)%	(8,020,000)
	Other Assets Less Liabilities – 1.0%	1,568,443
	Net Assets – 100%	$ 150,762,073
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Common Stock received as part of the bankruptcy settlement for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23, and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
November 30, 2020
(Unaudited)
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Long-term investments, at value (cost $271,886,519, $358,152,204, $311,420,148, $633,725,703, $643,281,913 and $149,194,433, respectively)	$284,324,999	$383,504,830	$333,048,734	$677,934,409	$694,883,192	$157,213,630
Cash	1,705,620	1,676,386	1,530,262	7,356,361	6,892,753	560,650
Receivable for:
Interest	4,103,377	4,781,704	3,290,027	6,827,824	10,471,286	2,111,756
Investments sold	2,595,000	20,000	—	2,375,829	4,730,000	835,000
Shares sold	133,197	305,281	854,747	1,635,438	724,029	2,783
Other assets	9,417	100,096	62,154	68,948	129,780	12,543
Total assets	292,871,610	390,388,297	338,785,924	696,198,809	717,831,040	160,736,362
Liabilities
Floating rate obligations	—	29,845,000	15,200,000	—	—	8,020,000
Payable for:
Dividends	100,976	85,721	95,096	384,434	294,532	43,706
Interest	—	157,726	17,709	—	—	29,358
Investments purchased - regular settlement	—	—	2,920,647	1,044,793	—	—
Investments purchased - when-issued/delayed-delivery settlement	—	—	—	1,958,011	—	1,588,150
Shares redeemed	236,799	412,047	401,035	1,219,114	2,150,790	128,130
Accrued expenses:
Custodian fees	32,067	33,496	31,409	54,358	52,175	25,634
Management fees	118,432	144,829	129,069	277,074	284,218	62,478
Shareholder servicing agent fees	33,941	25,036	46,222	67,472	116,141	23,559
Trustees fees	2,854	94,093	51,029	60,196	122,505	502
12b-1 distribution and service fees	44,381	52,633	32,041	77,673	78,820	21,880
Other	33,521	34,655	36,393	47,428	52,213	30,892
Total liabilities	602,971	30,885,236	18,960,650	5,190,553	3,151,394	9,974,289
Net assets	$292,268,639	$359,503,061	$319,825,274	$691,008,256	$714,679,646	$150,762,073

Class A Shares
Net assets	$182,373,276	$266,224,960	$139,712,078	$351,883,332	$355,780,022	$ 80,290,639
Shares outstanding	16,896,149	23,860,970	11,570,986	30,188,595	29,692,778	7,346,964
Net asset value ("NAV") per share	$ 10.79	$ 11.16	$ 12.07	$ 11.66	$ 11.98	$ 10.93
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.26	$ 11.65	$ 12.60	$ 12.17	$ 12.51	$ 11.41
Class C Shares
Net assets	$ 12,304,698	$ 7,700,973	$ 10,101,877	$ 22,504,813	$ 19,819,186	$ 8,604,077
Shares outstanding	1,142,792	690,585	839,249	1,938,851	1,663,625	787,250
NAV and offering price per share	$ 10.77	$ 11.15	$ 12.04	$ 11.61	$ 11.91	$ 10.93
Class C2 Shares
Net assets	$ 7,475,330	$ 4,635,950	$ 1,672,085	$ 3,610,020	$ 7,284,923	$ 2,577,126
Shares outstanding	693,269	415,625	138,766	310,898	609,862	235,598
NAV and offering price per share	$ 10.78	$ 11.15	$ 12.05	$ 11.61	$ 11.95	$ 10.94
Class I Shares
Net assets	$ 90,115,335	$ 80,941,178	$168,339,234	$313,010,091	$331,795,515	$ 59,290,231
Shares outstanding	8,318,873	7,262,306	13,961,700	26,889,124	27,790,283	5,417,790
NAV and offering price per share	$ 10.83	$ 11.15	$ 12.06	$ 11.64	$ 11.94	$ 10.94
Fund level net assets consist of:
Capital paid-in	$286,931,578	$339,942,069	$299,022,862	$651,949,876	$661,627,864	$147,981,236
Total distributable earnings	5,337,061	19,560,992	20,802,412	39,058,380	53,051,782	2,780,837
Fund level net assets	$292,268,639	$359,503,061	$319,825,274	$691,008,256	$714,679,646	$150,762,073
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended November 30, 2020
(Unaudited)
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$ 4,674,480	$ 6,372,384	$4,727,701	$11,302,010	$10,703,618	$2,999,569
Expenses
Management fees	717,325	881,244	760,367	1,649,040	1,712,257	390,891
12b-1 service fees - Class A Shares	179,810	265,091	133,828	333,691	352,204	82,654
12b-1 distribution and service fees - Class C Shares	61,463	38,110	51,253	112,319	98,672	44,778
12b-1 distribution and service fees - Class C2 Shares	32,183	21,562	8,017	18,029	33,894	12,127
Shareholder servicing agent fees	55,020	60,887	73,258	121,018	163,716	30,539
Interest expense	4,807	108,376	34,194	8,341	11,135	47,947
Custodian fees	25,257	24,566	24,009	42,664	39,254	19,382
Professional fees	26,588	28,394	26,055	39,422	40,924	22,803
Trustees fees	4,129	5,107	4,356	9,529	10,075	2,219
Shareholder reporting expenses	11,750	12,372	13,631	17,502	21,884	8,846
Federal and state registration fees	3,269	2,806	8,284	8,610	6,298	9,527
Other	3,143	3,314	3,001	5,527	5,150	2,496
Total expenses	1,124,744	1,451,829	1,140,253	2,365,692	2,495,463	674,209
Net investment income (loss)	3,549,736	4,920,555	3,587,448	8,936,318	8,208,155	2,325,360
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	818	27,494	23,663	278,506	421,996	100,436
Change in net unrealized appreciation (depreciation) of investments	7,744,678	7,503,581	4,104,896	12,654,654	2,061,278	2,991,079
Net realized and unrealized gain (loss)	7,745,496	7,531,075	4,128,559	12,933,160	2,483,274	3,091,515
Net increase (decrease) in net assets from operations	$11,295,232	$12,451,630	$7,716,007	$21,869,478	$10,691,429	$5,416,875
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	Kansas		Kentucky
	Six Months Ended 11/30/20	Year Ended 5/31/20	Six Months Ended 11/30/20	Year Ended 5/31/20
Operations
Net investment income (loss)	$ 3,549,736	$ 7,651,359	$ 4,920,555	$ 9,769,844
Net realized gain (loss) from investments	818	(1,640,075)	27,494	(359,263)
Change in net unrealized appreciation (depreciation) of investments	7,744,678	(4,552,028)	7,503,581	(805,406)
Net increase (decrease) in net assets from operations	11,295,232	1,459,256	12,451,630	8,605,175
Distributions to Shareholders
Dividends:
Class A Shares	(2,284,828)	(5,120,396)	(3,389,748)	(7,008,942)
Class C Shares	(108,239)	(262,447)	(66,608)	(137,552)
Class C2 Shares	(85,225)	(322,888)	(57,743)	(220,733)
Class I Shares	(1,200,914)	(2,431,635)	(1,057,430)	(1,837,191)
Decrease in net assets from distributions to shareholders	(3,679,206)	(8,137,366)	(4,571,529)	(9,204,418)
Fund Share Transactions
Proceeds from sale of shares	26,257,268	60,106,599	22,987,153	44,357,040
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,514,216	6,722,526	3,405,975	8,157,117
	28,771,484	66,829,125	26,393,128	52,514,157
Cost of shares redeemed	(25,103,211)	(39,734,920)	(24,162,839)	(50,876,134)
Net increase (decrease) in net assets from Fund share transactions	3,668,273	27,094,205	2,230,289	1,638,023
Net increase (decrease) in net assets	11,284,299	20,416,095	10,110,390	1,038,780
Net assets at the beginning of period	280,984,340	260,568,245	349,392,671	348,353,891
Net assets at the end of period	$292,268,639	$280,984,340	$359,503,061	$349,392,671

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	Michigan		Missouri
	Six Months Ended 11/30/20	Year Ended 5/31/20	Six Months Ended 11/30/20	Year Ended 5/31/20
Operations
Net investment income (loss)	$ 3,587,448	$ 6,859,552	$ 8,936,318	$ 17,326,443
Net realized gain (loss) from investments	23,663	376,801	278,506	(2,854,619)
Change in net unrealized appreciation (depreciation) of investments	4,104,896	4,811,068	12,654,654	2,582,119
Net increase (decrease) in net assets from operations	7,716,007	12,047,421	21,869,478	17,053,943
Distributions to Shareholders
Dividends:
Class A Shares	(1,574,093)	(2,844,899)	(4,422,587)	(8,908,864)
Class C Shares	(80,021)	(166,557)	(210,749)	(480,228)
Class C2 Shares	(19,378)	(70,214)	(51,465)	(196,657)
Class I Shares	(2,038,155)	(3,743,557)	(4,372,131)	(9,113,876)
Decrease in net assets from distributions to shareholders	(3,711,647)	(6,825,227)	(9,056,932)	(18,699,625)
Fund Share Transactions
Proceeds from sale of shares	53,505,672	77,436,944	85,702,018	148,945,123
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,600,660	5,622,532	5,523,224	13,384,341
	56,106,332	83,059,476	91,225,242	162,329,464
Cost of shares redeemed	(23,103,318)	(60,187,493)	(47,878,905)	(82,652,093)
Net increase (decrease) in net assets from Fund share transactions	33,003,014	22,871,983	43,346,337	79,677,371
Net increase (decrease) in net assets	37,007,374	28,094,177	56,158,883	78,031,689
Net assets at the beginning of period	282,817,900	254,723,723	634,849,373	556,817,684
Net assets at the end of period	$319,825,274	$282,817,900	$691,008,256	$634,849,373

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	Ohio		Wisconsin
	Six Months Ended 11/30/20	Year Ended 5/31/20	Six Months Ended 11/30/20	Year Ended 5/31/20
Operations
Net investment income (loss)	$ 8,208,155	$ 17,268,592	$ 2,325,360	$ 4,932,987
Net realized gain (loss) from investments	421,996	2,628,631	100,436	(936,803)
Change in net unrealized appreciation (depreciation) of investments	2,061,278	14,446,613	2,991,079	(1,204,487)
Net increase (decrease) in net assets from operations	10,691,429	34,343,836	5,416,875	2,791,697
Distributions to Shareholders
Dividends:
Class A Shares	(4,099,165)	(8,368,105)	(1,195,389)	(2,234,693)
Class C Shares	(151,586)	(345,287)	(93,589)	(174,357)
Class C2 Shares	(81,177)	(278,050)	(37,664)	(101,673)
Class I Shares	(4,059,363)	(7,876,338)	(919,830)	(2,087,169)
Decrease in net assets from distributions to shareholders	(8,391,291)	(16,867,780)	(2,246,472)	(4,597,892)
Fund Share Transactions
Proceeds from sale of shares	72,098,161	134,504,571	1,985,937	29,470,914
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,383,633	12,997,144	1,645,375	4,001,062
	77,481,794	147,501,715	3,631,312	33,471,976
Cost of shares redeemed	(47,960,609)	(115,042,264)	(13,511,203)	(35,175,442)
Net increase (decrease) in net assets from Fund share transactions	29,521,185	32,459,451	(9,879,891)	(1,703,466)
Net increase (decrease) in net assets	31,821,323	49,935,507	(6,709,488)	(3,509,661)
Net assets at the beginning of period	682,858,323	632,922,816	157,471,561	160,981,222
Net assets at the end of period	$714,679,646	$ 682,858,323	$150,762,073	$157,471,561
See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights
(Unaudited)
Kansas
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/92)
2021(e)	$10.51	$0.13	$ 0.29	$ 0.42	$(0.14)	$ —	$(0.14)	$10.79
2020	10.74	0.30	(0.21)	0.09	(0.32)	—	(0.32)	10.51
2019	10.56	0.35	0.16	0.51	(0.33)	—	(0.33)	10.74
2018	10.75	0.36	(0.18)	0.18	(0.37)	—	(0.37)	10.56
2017	11.13	0.37	(0.36)	0.01	(0.39)	—	(0.39)	10.75
2016	10.95	0.39	0.19	0.58	(0.40)	—	(0.40)	11.13
Class C (02/14)
2021(e)	10.48	0.09	0.29	0.38	(0.09)	—	(0.09)	10.77
2020	10.72	0.21	(0.22)	(0.01)	(0.23)	—	(0.23)	10.48
2019	10.54	0.26	0.17	0.43	(0.25)	—	(0.25)	10.72
2018	10.73	0.27	(0.18)	0.09	(0.28)	—	(0.28)	10.54
2017	11.11	0.28	(0.36)	(0.08)	(0.30)	—	(0.30)	10.73
2016	10.93	0.31	0.19	0.50	(0.32)	—	(0.32)	11.11
Class C2 (02/97)
2021(e)	10.50	0.10	0.29	0.39	(0.11)	—	(0.11)	10.78
2020	10.73	0.24	(0.21)	0.03	(0.26)	—	(0.26)	10.50
2019	10.55	0.29	0.16	0.45	(0.27)	—	(0.27)	10.73
2018	10.74	0.30	(0.18)	0.12	(0.31)	—	(0.31)	10.55
2017	11.12	0.31	(0.36)	(0.05)	(0.33)	—	(0.33)	10.74
2016	10.94	0.33	0.19	0.52	(0.34)	—	(0.34)	11.12
Class I (02/97)
2021(e)	10.55	0.14	0.29	0.43	(0.15)	—	(0.15)	10.83
2020	10.78	0.32	(0.21)	0.11	(0.34)	—	(0.34)	10.55
2019	10.60	0.37	0.17	0.54	(0.36)	—	(0.36)	10.78
2018	10.79	0.38	(0.18)	0.20	(0.39)	—	(0.39)	10.60
2017	11.18	0.39	(0.36)	0.03	(0.42)	—	(0.42)	10.79
2016	11.00	0.42	0.19	0.61	(0.43)	—	(0.43)	11.18

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.98%	$182,373	0.79%*	0.79%*	2.46%*	4%
0.80	176,030	0.82	0.79	2.79	21
4.96	163,340	0.89	0.82	3.28	15
1.66	149,898	0.87	0.81	3.36	16
0.16	149,839	0.86	0.81	3.42	17
5.40	147,980	0.84	0.81	3.58	11

3.68	12,305	1.59*	1.59*	1.66*	4
(0.09)	12,261	1.62	1.59	1.99	21
4.13	12,340	1.69	1.62	2.48	15
0.87	12,587	1.67	1.61	2.55	16
(0.66)	13,336	1.66	1.61	2.62	17
4.62	11,291	1.64	1.61	2.78	11

3.69	7,475	1.34*	1.34*	1.91*	4
0.23	10,135	1.37	1.34	2.26	21
4.37	16,953	1.44	1.37	2.73	15
1.09	29,105	1.42	1.36	2.81	16
(0.39)	34,786	1.41	1.36	2.87	17
4.84	40,611	1.39	1.36	3.03	11

4.08	90,115	0.59*	0.59*	2.66*	4
1.02	82,558	0.62	0.59	2.98	21
5.17	67,936	0.69	0.62	3.46	15
1.89	46,609	0.67	0.61	3.56	16
0.28	39,048	0.66	0.61	3.62	17
5.61	35,164	0.64	0.61	3.79	11
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2020.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Kentucky
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2021(e)	$10.91	$0.15	$ 0.24	$ 0.39	$(0.14)	$ —	$(0.14)	$11.16
2020	10.92	0.31	(0.03)	0.28	(0.29)	—	(0.29)	10.91
2019	10.64	0.32	0.28	0.60	(0.32)	—	(0.32)	10.92
2018	10.94	0.35	(0.29)	0.06	(0.36)	—	(0.36)	10.64
2017	11.24	0.37	(0.27)	0.10	(0.40)	—	(0.40)	10.94
2016	11.09	0.40	0.15	0.55	(0.40)	—	(0.40)	11.24
Class C (02/14)
2021(e)	10.91	0.11	0.23	0.34	(0.10)	—	(0.10)	11.15
2020	10.92	0.22	(0.03)	0.19	(0.20)	—	(0.20)	10.91
2019	10.64	0.23	0.28	0.51	(0.23)	—	(0.23)	10.92
2018	10.94	0.26	(0.28)	(0.02)	(0.28)	—	(0.28)	10.64
2017	11.23	0.28	(0.26)	0.02	(0.31)	—	(0.31)	10.94
2016	11.08	0.31	0.15	0.46	(0.31)	—	(0.31)	11.23
Class C2 (10/93)
2021(e)	10.91	0.12	0.23	0.35	(0.11)	—	(0.11)	11.15
2020	10.92	0.25	(0.03)	0.22	(0.23)	—	(0.23)	10.91
2019	10.64	0.25	0.29	0.54	(0.26)	—	(0.26)	10.92
2018	10.94	0.29	(0.29)	—	(0.30)	—	(0.30)	10.64
2017	11.23	0.31	(0.26)	0.05	(0.34)	—	(0.34)	10.94
2016	11.08	0.34	0.15	0.49	(0.34)	—	(0.34)	11.23
Class I (02/97)
2021(e)	10.90	0.16	0.24	0.40	(0.15)	—	(0.15)	11.15
2020	10.91	0.33	(0.03)	0.30	(0.31)	—	(0.31)	10.90
2019	10.64	0.34	0.27	0.61	(0.34)	—	(0.34)	10.91
2018	10.94	0.37	(0.28)	0.09	(0.39)	—	(0.39)	10.64
2017	11.23	0.39	(0.26)	0.13	(0.42)	—	(0.42)	10.94
2016	11.09	0.42	0.15	0.57	(0.43)	—	(0.43)	11.23

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.61%	$266,225	0.84%*	0.78%*	2.75%*	1%
2.55	261,330	0.93	0.78	2.78	13
5.74	270,776	0.97	0.79	2.97	25
0.57	272,191	0.86	0.78	3.24	27
0.94	287,149	0.80	0.78	3.40	12
5.05	300,288	0.80	0.79	3.62	10

3.10	7,701	1.64*	1.58*	1.95*	1
1.73	7,584	1.73	1.58	1.98	13
4.91	7,232	1.77	1.59	2.17	25
(0.21)	7,583	1.66	1.58	2.43	27
0.21	8,567	1.60	1.58	2.59	12
4.22	6,660	1.59	1.58	2.78	10

3.24	4,636	1.39*	1.33*	2.19*	1
2.00	7,929	1.48	1.33	2.23	13
5.15	14,325	1.51	1.33	2.40	25
0.02	30,894	1.41	1.33	2.69	27
0.48	37,666	1.35	1.33	2.85	12
4.50	44,816	1.35	1.34	3.07	10

3.70	80,941	0.63*	0.57*	2.95*	1
2.77	72,550	0.73	0.58	2.98	13
5.89	56,021	0.76	0.58	3.17	25
0.80	44,851	0.66	0.58	3.43	27
1.25	42,609	0.60	0.58	3.60	12
5.19	33,356	0.60	0.59	3.81	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2020.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Michigan
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2021(e)	$11.92	$0.14	$ 0.15	$0.29	$(0.14)	$ —	$(0.14)	$12.07
2020	11.67	0.29	0.25	0.54	(0.29)	—	(0.29)	11.92
2019	11.35	0.30	0.31	0.61	(0.29)	—	(0.29)	11.67
2018	11.56	0.31	(0.20)	0.11	(0.32)	—	(0.32)	11.35
2017	11.85	0.36	(0.26)	0.10	(0.36)	(0.03)	(0.39)	11.56
2016	11.57	0.40	0.31	0.71	(0.40)	(0.03)	(0.43)	11.85
Class C (02/14)
2021(e)	11.88	0.09	0.16	0.25	(0.09)	—	(0.09)	12.04
2020	11.63	0.19	0.25	0.44	(0.19)	—	(0.19)	11.88
2019	11.31	0.21	0.31	0.52	(0.20)	—	(0.20)	11.63
2018	11.53	0.22	(0.21)	0.01	(0.23)	—	(0.23)	11.31
2017	11.82	0.26	(0.25)	0.01	(0.27)	(0.03)	(0.30)	11.53
2016	11.55	0.30	0.31	0.61	(0.31)	(0.03)	(0.34)	11.82
Class C2 (06/93)
2021(e)	11.89	0.10	0.17	0.27	(0.11)	—	(0.11)	12.05
2020	11.64	0.22	0.25	0.47	(0.22)	—	(0.22)	11.89
2019	11.32	0.24	0.31	0.55	(0.23)	—	(0.23)	11.64
2018	11.54	0.25	(0.22)	0.03	(0.25)	—	(0.25)	11.32
2017	11.83	0.29	(0.25)	0.04	(0.30)	(0.03)	(0.33)	11.54
2016	11.55	0.33	0.32	0.65	(0.34)	(0.03)	(0.37)	11.83
Class I (02/97)
2021(e)	11.90	0.15	0.16	0.31	(0.15)	—	(0.15)	12.06
2020	11.65	0.31	0.25	0.56	(0.31)	—	(0.31)	11.90
2019	11.33	0.32	0.32	0.64	(0.32)	—	(0.32)	11.65
2018	11.55	0.33	(0.21)	0.12	(0.34)	—	(0.34)	11.33
2017	11.84	0.38	(0.26)	0.12	(0.38)	(0.03)	(0.41)	11.55
2016	11.56	0.42	0.31	0.73	(0.42)	(0.03)	(0.45)	11.84

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.46%	$139,712	0.82%*	0.80%*	2.27%*	2%
4.66	120,780	0.83	0.80	2.46	10
5.49	116,693	0.86	0.82	2.66	16
0.94	112,969	0.86	0.82	2.72	10
0.91	120,270	0.86	0.83	3.05	16
6.26	114,390	0.84	0.83	3.39	5

2.14	10,102	1.62*	1.60*	1.47*	2
3.84	10,443	1.63	1.60	1.66	10
4.67	10,199	1.66	1.62	1.85	16
0.06	11,758	1.66	1.62	1.92	10
0.11	10,565	1.66	1.63	2.25	16
5.38	8,697	1.64	1.63	2.55	5

2.27	1,672	1.37*	1.35*	1.74*	2
4.09	3,006	1.38	1.35	1.91	10
4.89	4,506	1.41	1.37	2.08	16
0.27	11,807	1.41	1.37	2.17	10
0.35	13,234	1.41	1.38	2.51	16
5.73	20,615	1.39	1.38	2.85	5

2.65	168,339	0.62*	0.60*	2.47*	2
4.88	148,589	0.63	0.60	2.66	10
5.72	123,326	0.66	0.62	2.85	16
1.06	93,181	0.66	0.62	2.92	10
1.12	74,199	0.66	0.63	3.25	16
6.49	52,273	0.64	0.63	3.58	5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2020.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Missouri
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/87)
2021(e)	$11.43	$0.15	$ 0.23	$0.38	$(0.15)	$ —	$(0.15)	$11.66
2020	11.45	0.32	0.01	0.33	(0.35)	—	(0.35)	11.43
2019	11.19	0.36	0.27	0.63	(0.37)	—	(0.37)	11.45
2018	11.38	0.38	(0.20)	0.18	(0.37)	—	(0.37)	11.19
2017	11.60	0.40	(0.24)	0.16	(0.38)	—	(0.38)	11.38
2016	11.30	0.41	0.30	0.71	(0.41)	—	(0.41)	11.60
Class C (02/14)
2021(e)	11.38	0.11	0.23	0.34	(0.11)	—	(0.11)	11.61
2020	11.40	0.23	0.01	0.24	(0.26)	—	(0.26)	11.38
2019	11.14	0.27	0.27	0.54	(0.28)	—	(0.28)	11.40
2018	11.33	0.29	(0.20)	0.09	(0.28)	—	(0.28)	11.14
2017	11.56	0.30	(0.24)	0.06	(0.29)	—	(0.29)	11.33
2016	11.26	0.32	0.30	0.62	(0.32)	—	(0.32)	11.56
Class C2 (02/94)
2021(e)	11.39	0.12	0.22	0.34	(0.12)	—	(0.12)	11.61
2020	11.41	0.26	0.01	0.27	(0.29)	—	(0.29)	11.39
2019	11.15	0.30	0.27	0.57	(0.31)	—	(0.31)	11.41
2018	11.34	0.32	(0.20)	0.12	(0.31)	—	(0.31)	11.15
2017	11.57	0.33	(0.24)	0.09	(0.32)	—	(0.32)	11.34
2016	11.27	0.35	0.30	0.65	(0.35)	—	(0.35)	11.57
Class I (02/97)
2021(e)	11.42	0.16	0.23	0.39	(0.17)	—	(0.17)	11.64
2020	11.43	0.35	0.02	0.37	(0.38)	—	(0.38)	11.42
2019	11.18	0.39	0.26	0.65	(0.40)	—	(0.40)	11.43
2018	11.37	0.40	(0.19)	0.21	(0.40)	—	(0.40)	11.18
2017	11.59	0.42	(0.23)	0.19	(0.41)	—	(0.41)	11.37
2016	11.30	0.44	0.29	0.73	(0.44)	—	(0.44)	11.59

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.38%	$351,883	0.77%*	0.77%*	2.62%*	3%
3.00	311,195	0.77	0.77	2.82	11
5.69	267,631	0.78	0.78	3.26	17
1.64	230,518	0.78	0.78	3.38	18
1.45	220,958	0.78	0.78	3.47	17
6.43	220,195	0.79	0.79	3.62	9

2.98	22,505	1.57*	1.57*	1.82*	3
2.08	22,911	1.57	1.57	2.02	11
4.96	19,534	1.58	1.58	2.46	17
0.83	18,629	1.58	1.58	2.58	18
0.56	18,663	1.58	1.58	2.67	17
5.62	15,483	1.58	1.58	2.78	9

3.03	3,610	1.32*	1.32*	2.05*	3
2.43	6,350	1.32	1.32	2.28	11
5.15	9,688	1.33	1.33	2.71	17
1.10	19,076	1.33	1.33	2.84	18
0.83	22,211	1.33	1.33	2.93	17
5.89	27,930	1.34	1.34	3.08	9

3.40	313,010	0.57*	0.57*	2.82*	3
3.22	294,393	0.57	0.57	3.02	11
5.93	259,964	0.58	0.58	3.46	17
1.86	243,589	0.58	0.58	3.58	18
1.66	229,036	0.58	0.58	3.67	17
6.56	230,050	0.59	0.59	3.82	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2020.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Ohio
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2021(f)	$11.94	$0.14	$ 0.04	$ 0.18	$(0.14)	$ —	$(0.14)	$11.98
2020	11.62	0.30	0.31	0.61	(0.29)	—	(0.29)	11.94
2019	11.29	0.33	0.32	0.65	(0.32)	—	(0.32)	11.62
2018	11.55	0.34	(0.24)	0.10	(0.36)	—	(0.36)	11.29
2017	11.86	0.37	(0.32)	0.05	(0.36)	—	(0.36)	11.55
2016	11.51	0.40	0.36	0.76	(0.41)	—	(0.41)	11.86
Class C (02/14)
2021(f)	11.87	0.09	0.04	0.13	(0.09)	—	(0.09)	11.91
2020	11.55	0.21	0.31	0.52	(0.20)	—	(0.20)	11.87
2019	11.22	0.23	0.33	0.56	(0.23)	—	(0.23)	11.55
2018	11.48	0.24	(0.23)	0.01	(0.27)	—	(0.27)	11.22
2017	11.80	0.27	(0.33)	(0.06)	(0.26)	—	(0.26)	11.48
2016	11.46	0.30	0.36	0.66	(0.32)	—	(0.32)	11.80
Class C2 (08/93)
2021(f)	11.91	0.10	0.05	0.15	(0.11)	—	(0.11)	11.95
2020	11.58	0.24	0.32	0.56	(0.23)	—	(0.23)	11.91
2019	11.25	0.26	0.32	0.58	(0.25)	—	(0.25)	11.58
2018	11.51	0.27	(0.23)	0.04	(0.30)	—	(0.30)	11.25
2017	11.82	0.30	(0.32)	(0.02)	(0.29)	—	(0.29)	11.51
2016	11.47	0.33	0.36	0.69	(0.34)	—	(0.34)	11.82
Class I (02/97)
2021(f)	11.90	0.15	0.04	0.19	(0.15)	—	(0.15)	11.94
2020	11.58	0.32	0.32	0.64	(0.32)	—	(0.32)	11.90
2019	11.24	0.35	0.32	0.67	(0.33)	—	(0.33)	11.58
2018	11.51	0.36	(0.24)	0.12	(0.39)	—	(0.39)	11.24
2017	11.83	0.39	(0.33)	0.06	(0.38)	—	(0.38)	11.51
2016	11.48	0.42	0.36	0.78	(0.43)	—	(0.43)	11.83

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

1.51%	$355,780	0.77%*	0.77%*	2.28%*	3%
5.35	342,227	0.78	0.77	2.57	13
5.84	321,256	0.79	0.79	2.89	13
0.92	306,232	0.78	0.78	2.94	16
0.43	304,829	0.78	0.78	3.15	11
6.68	302,097	0.79	0.79	3.41	9

1.11	19,819	1.57*	1.57*	1.48*	3
4.52	19,914	1.58	1.57	1.77	13
5.02	20,574	1.59	1.59	2.09	13
0.13	21,720	1.58	1.58	2.14	16
(0.46)	23,572	1.58	1.58	2.35	11
5.80	16,122	1.58	1.58	2.55	9

1.24	7,285	1.32*	1.32*	1.74*	3
4.87	11,914	1.33	1.32	2.03	13
5.24	18,481	1.33	1.33	2.34	13
0.34	34,583	1.33	1.33	2.39	16
(0.14)	41,936	1.33	1.33	2.60	11
6.10	57,127	1.34	1.34	2.87	9

1.62	331,796	0.57*	0.57*	2.48*	3
5.59	308,803	0.58	0.57	2.77	13
6.12	272,612	0.59	0.59	3.09	13
1.04	233,238	0.58	0.58	3.14	16
0.55	218,069	0.58	0.58	3.35	11
6.92	207,480	0.59	0.59	3.60	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the six months ended November 30, 2020.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Wisconsin
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/94)
2021(e)	$10.71	$0.16	$ 0.22	$ 0.38	$(0.16)	$ —	$(0.16)	$10.93
2020	10.79	0.31	(0.10)	0.21	(0.29)	—	(0.29)	10.71
2019	10.48	0.33	0.32	0.65	(0.34)	—	(0.34)	10.79
2018	10.60	0.34	(0.12)	0.22	(0.34)	—	(0.34)	10.48
2017	11.01	0.35	(0.41)	(0.06)	(0.35)	—	(0.35)	10.60
2016	10.78	0.38	0.23	0.61	(0.38)	—	(0.38)	11.01
Class C (02/14)
2021(e)	10.71	0.12	0.21	0.33	(0.11)	—	(0.11)	10.93
2020	10.79	0.22	(0.10)	0.12	(0.20)	—	(0.20)	10.71
2019	10.48	0.24	0.32	0.56	(0.25)	—	(0.25)	10.79
2018	10.60	0.26	(0.13)	0.13	(0.25)	—	(0.25)	10.48
2017	11.01	0.26	(0.41)	(0.15)	(0.26)	—	(0.26)	10.60
2016	10.79	0.28	0.24	0.52	(0.30)	—	(0.30)	11.01
Class C2 (02/97)
2021(e)	10.72	0.13	0.22	0.35	(0.13)	—	(0.13)	10.94
2020	10.80	0.25	(0.10)	0.15	(0.23)	—	(0.23)	10.72
2019	10.49	0.27	0.32	0.59	(0.28)	—	(0.28)	10.80
2018	10.61	0.29	(0.13)	0.16	(0.28)	—	(0.28)	10.49
2017	11.02	0.29	(0.41)	(0.12)	(0.29)	—	(0.29)	10.61
2016	10.79	0.32	0.23	0.55	(0.32)	—	(0.32)	11.02
Class I (02/97)
2021(e)	10.72	0.17	0.22	0.39	(0.17)	—	(0.17)	10.94
2020	10.81	0.33	(0.11)	0.22	(0.31)	—	(0.31)	10.72
2019	10.50	0.35	0.32	0.67	(0.36)	—	(0.36)	10.81
2018	10.63	0.37	(0.14)	0.23	(0.36)	—	(0.36)	10.50
2017	11.04	0.37	(0.41)	(0.04)	(0.37)	—	(0.37)	10.63
2016	10.81	0.40	0.24	0.64	(0.41)	—	(0.41)	11.04

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.54%	$80,291	0.91%*	0.85%*	2.98%*	5%
1.93	82,985	0.93	0.84	2.85	23
6.29	77,040	0.93	0.88	3.11	26
2.08	53,569	0.88	0.88	3.27	17
(0.54)	56,228	0.86	0.86	3.23	21
5.80	57,828	0.86	0.86	3.46	10

3.13	8,604	1.71*	1.65*	2.18*	5
1.11	9,205	1.73	1.64	2.05	23
5.45	8,690	1.73	1.68	2.31	26
1.27	5,566	1.68	1.68	2.47	17
(1.32)	6,303	1.66	1.66	2.43	21
4.89	5,565	1.66	1.66	2.62	10

3.25	2,577	1.47*	1.41*	2.42*	5
1.37	3,905	1.48	1.39	2.28	23
5.69	5,947	1.48	1.43	2.58	26
1.50	8,836	1.43	1.43	2.72	17
(1.09)	9,907	1.41	1.41	2.68	21
5.21	12,704	1.42	1.42	2.92	10

3.63	59,290	0.71*	0.65*	3.18*	5
2.03	61,377	0.73	0.64	3.04	23
6.52	69,305	0.73	0.68	3.32	26
2.21	52,835	0.68	0.68	3.46	17
(0.32)	50,317	0.67	0.67	3.43	21
6.01	41,742	0.66	0.66	3.64	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2020.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust IV (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”), as diversified funds. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is November 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2020 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A shares purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds' financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements (Unaudited) (continued)
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Kansas	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$282,300,511	$ —	$282,300,511
Common Stocks	—	2,024,488**	—	2,024,488
Total	$ —	$284,324,999	$ —	$284,324,999

Kentucky	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$383,504,830	$ —	$383,504,830

Michigan	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$333,048,734	$ —	$333,048,734

Missouri	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$677,934,409	$ —	$677,934,409

Ohio	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$686,971,837	$ —	$686,971,837
Common Stocks	—	7,911,355**	—	7,911,355
Total	$ —	$694,883,192	$ —	$694,883,192

Wisconsin	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$154,936,031	$ —	$154,936,031
Common Stocks	—	2,277,599**	—	2,277,599
Total	$ —	$157,213,630	$ —	$157,213,630

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

Notes to Financial Statements (Unaudited) (continued)
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Floating rate obligations: self-deposited Inverse Floaters	$ —	$29,845,000	$15,200,000	$ —	$ —	$8,020,000
Floating rate obligations: externally-deposited Inverse Floaters	—	7,190,000	3,150,000	—	13,125,000	750,000
Total	$ —	$37,035,000	$18,350,000	$ —	$13,125,000	$8,770,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average floating rate obligations outstanding	$ —	$29,845,000	$9,404,918	$ —	$ —	$8,020,000
Average annual interest rate and fees	—%	0.69%	0.65%	—%	—%	0.71%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ —	$29,845,000	$15,200,000	$ —	$ —	$8,020,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	7,190,000	3,150,000	—	13,125,000	750,000
Total	$ —	$37,035,000	$18,350,000	$ —	$13,125,000	$8,770,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period, were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$14,377,740	$17,421,803	$56,878,981	$61,926,573	$54,067,838	$ 7,337,221
Sales and maturities	10,508,088	4,560,284	4,875,002	16,979,419	23,336,942	14,992,903
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 11/30/20		Year Ended 5/31/20
Kansas	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,314,217	$ 14,004,726	2,980,758	$ 31,920,031
Class A – automatic conversion of Class C2 Shares	2,404	25,721	9,805	104,923
Class C	65,039	693,092	232,289	2,490,836
Class C2	2,659	28,262	3,414	35,178
Class I	1,075,122	11,505,467	2,374,515	25,555,631
Shares issued to shareholders due to reinvestment of distributions:
Class A	151,964	1,625,131	411,976	4,403,134
Class C	7,879	84,076	22,750	242,686
Class C2	6,159	65,800	26,783	286,468
Class I	68,863	739,209	166,961	1,790,238
	2,694,306	28,771,484	6,229,251	66,829,125
Shares redeemed:
Class A	(1,321,709)	(14,070,242)	(1,856,914)	(19,556,029)
Class C	(99,534)	(1,061,699)	(236,644)	(2,527,922)
Class C2	(278,416)	(2,965,595)	(634,811)	(6,773,394)
Class C2 – automatic conversion to Class A Shares	(2,406)	(25,721)	(9,815)	(104,923)
Class I	(651,764)	(6,979,954)	(1,014,134)	(10,772,652)
	(2,353,829)	(25,103,211)	(3,752,318)	(39,734,920)
Net increase (decrease)	340,477	$ 3,668,273	2,476,933	$ 27,094,205

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 11/30/20		Year Ended 5/31/20
Kentucky	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,057,994	$ 11,708,064	1,605,853	$ 17,717,137
Class C	36,687	406,028	137,721	1,520,989
Class C2	1,066	11,688	981	10,808
Class I	983,147	10,861,373	2,270,234	25,108,106
Shares issued to shareholders due to reinvestment of distributions:
Class A	231,315	2,569,060	575,904	6,342,468
Class C	4,695	52,108	11,392	125,394
Class C2	3,801	42,205	17,218	189,717
Class I	66,924	742,602	136,392	1,499,538
	2,385,629	26,393,128	4,755,695	52,514,157
Shares redeemed:
Class A	(1,378,102)	(15,250,252)	(3,019,723)	(33,288,653)
Class C	(46,260)	(510,839)	(116,171)	(1,276,003)
Class C2	(316,041)	(3,493,549)	(602,871)	(6,655,243)
Class I	(444,646)	(4,908,199)	(883,291)	(9,656,235)
	(2,185,049)	(24,162,839)	(4,622,056)	(50,876,134)
Net increase (decrease)	200,580	$ 2,230,289	133,639	$ 1,638,023

	Six Months Ended 11/30/20		Year Ended 5/31/20
Michigan	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,941,762	$ 23,267,349	1,334,334	$ 15,763,016
Class C	80,931	966,988	212,829	2,503,497
Class C2	275	3,280	954	11,255
Class I	2,444,805	29,268,055	5,015,974	59,159,176
Shares issued to shareholders due to reinvestment of distributions:
Class A	80,312	963,527	171,089	2,021,898
Class C	4,785	57,240	11,908	140,275
Class C2	1,039	12,443	3,320	39,153
Class I	130,821	1,567,450	289,773	3,421,206
	4,684,730	56,106,332	7,040,181	83,059,476
Shares redeemed:
Class A	(586,889)	(7,038,542)	(1,371,131)	(16,131,194)
Class C	(125,516)	(1,500,959)	(222,443)	(2,619,916)
Class C2	(115,269)	(1,385,696)	(138,499)	(1,632,976)
Class I	(1,100,951)	(13,178,121)	(3,402,856)	(39,803,407)
	(1,928,625)	(23,103,318)	(5,134,929)	(60,187,493)
Net increase (decrease)	2,756,105	$ 33,003,014	1,905,252	$ 22,871,983

	Six Months Ended 11/30/20		Year Ended 5/31/20
Missouri	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,074,844	$ 47,154,289	5,651,910	$ 65,132,702
Class A – automatic conversion of Class C2 Shares	40	460	2,330	26,731
Class C	144,418	1,666,388	522,854	6,012,215
Class C2	900	10,339	1,111	12,762
Class I	3,191,347	36,870,542	6,783,375	77,760,713
Shares issued to shareholders due to reinvestment of distributions:
Class A	295,682	3,428,849	714,185	8,228,464
Class C	13,497	155,859	36,559	419,443
Class C2	3,333	38,502	14,781	169,755
Class I	164,097	1,900,014	396,884	4,566,679
	7,888,158	91,225,242	14,123,989	162,329,464
Shares redeemed:
Class A	(1,407,092)	(16,269,108)	(2,522,054)	(28,865,629)
Class C	(231,665)	(2,671,006)	(260,397)	(2,969,162)
Class C2	(250,831)	(2,889,884)	(305,413)	(3,514,819)
Class C2 – automatic conversion to Class A Shares	(40)	(460)	(2,338)	(26,731)
Class I	(2,254,335)	(26,048,447)	(4,127,129)	(47,275,752)
	(4,143,963)	(47,878,905)	(7,217,331)	(82,652,093)
Net increase (decrease)	3,744,195	$ 43,346,337	6,906,658	$ 79,677,371

	Six Months Ended 11/30/20		Year Ended 5/31/20
Ohio	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,774,562	$ 33,155,190	5,106,972	$ 59,939,208
Class A – automatic conversion of Class C2 Shares	—	—	4,041	47,406
Class C	172,476	2,045,872	236,151	2,754,472
Class C2	1,749	20,861	3,977	46,570
Class I	3,098,792	36,876,238	6,122,397	71,716,915
Shares issued to shareholders due to reinvestment of distributions:
Class A	236,610	2,823,193	594,179	6,986,133
Class C	9,149	108,530	25,130	293,778
Class C2	4,896	58,253	17,794	208,531
Class I	201,291	2,393,657	470,065	5,508,702
	6,499,525	77,481,794	12,580,706	147,501,715
Shares redeemed:
Class A	(1,973,817)	(23,539,340)	(4,703,760)	(54,904,010)
Class C	(195,029)	(2,318,229)	(365,532)	(4,264,508)
Class C2	(397,326)	(4,741,408)	(612,844)	(7,162,573)
Class C2 – automatic conversion to Class A Shares	—	—	(4,055)	(47,406)
Class I	(1,458,315)	(17,361,632)	(4,190,193)	(48,663,767)
	(4,024,487)	(47,960,609)	(9,876,384)	(115,042,264)
Net increase (decrease)	2,475,038	$ 29,521,185	2,704,322	$ 32,459,451

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 11/30/20		Year Ended 5/31/20
Wisconsin	Shares	Amount	Shares	Amount
Shares sold:
Class A	105,050	$ 1,134,520	1,035,793	$ 11,260,793
Class A – automatic conversion of Class C2 Shares	3,411	36,929	15,471	165,829
Class C	1,739	18,842	145,617	1,588,219
Class C2	626	6,791	502	5,456
Class I	72,893	788,855	1,510,954	16,450,617
Shares issued to shareholders due to reinvestment of distributions:
Class A	89,684	971,101	201,904	2,191,029
Class C	7,085	76,725	15,922	172,762
Class C2	2,474	26,811	8,232	89,453
Class I	52,657	570,738	142,260	1,547,818
	335,619	3,631,312	3,076,655	33,471,976
Shares redeemed:
Class A	(601,694)	(6,516,112)	(644,224)	(6,882,308)
Class C	(81,209)	(877,692)	(107,438)	(1,170,969)
Class C2	(128,450)	(1,387,089)	(179,667)	(1,955,580)
Class C2 – automatic conversion to Class A Shares	(3,407)	(36,929)	(15,457)	(165,829)
Class I	(432,918)	(4,693,381)	(2,340,768)	(25,000,756)
	(1,247,678)	(13,511,203)	(3,287,554)	(35,175,442)
Net increase (decrease)	(912,059)	$ (9,879,891)	(210,899)	$ (1,703,466)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of November 30, 2020.
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Tax cost of investments	$271,686,864	$328,303,668	$296,103,561	$633,636,356	$643,232,576	$141,174,993
Gross unrealized:
Appreciation	$ 15,390,965	$ 25,371,541	$ 21,837,682	$ 46,195,390	$ 53,165,614	$ 9,088,497
Depreciation	(2,752,830)	(15,423)	(93,374)	(1,897,337)	(1,514,998)	(1,069,878)
Net unrealized appreciation (depreciation) of investments	$ 12,638,135	$ 25,356,118	$ 21,744,308	$ 44,298,053	$ 51,650,616	$ 8,018,619

Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2020, the Funds' last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2020, the Funds' last tax year end, were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income[1]	$323,767	$480,494	$362,929	$961,928	$ 620,539	$693,118
Undistributed net ordinary income[2]	2,127	—	—	—	58,376	9,624
Undistributed net long-term capital gains	—	—	—	—	1,918,463	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2020 through May 31, 2020, and paid on June 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' last tax year ended May 31, 2020 was designated for purposes of the dividends paid deduction as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$8,137,366	$9,204,418	$6,825,227	$18,564,440	$16,867,780	$4,592,508
Distributions from net ordinary income[2]	—	—	—	135,185	—	5,384
Distributions from net long-term capital gains	—	—	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of May 31, 2020, the Funds' last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Kansas	Kentucky	Michigan	Missouri	Wisconsin
Not subject to expiration:
Short-term	$4,279,528	$2,426,308	$354,823	$4,622,900	$2,424,772
Long-term	2,602,842	3,470,417	327,513	455,091	3,328,284
Total	$6,882,370	$5,896,725	$682,336	$5,077,991	$5,753,056
During the Funds' last tax year ended May 31, 2020, the following Funds utilized capital loss carryforwards as follows:
	Michigan	Ohio
Utilized capital loss carryforwards	$434,318	$1,501,091
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375	0.2375	0.2375	0.2375

Notes to Financial Statements (Unaudited) (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2020, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Kansas	0.1561%
Kentucky	0.1561%
Michigan	0.1561%
Missouri	0.1650%
Ohio	0.1594%
Wisconsin	0.1561%
The Adviser has agreed to waive fees and/or reimburse expenses for Ohio so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1distribution fee and a 0.20% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Fund engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	Missouri
Purchases	$1,314,052
Sales	975,870

During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected	$130,792	$100,937	$137,526	$451,010	$212,812	$ —
Paid to financial intermediaries	122,310	94,857	133,957	428,816	203,418	—
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances	$74,555	$59,171	$118,452	$301,338	$160,490	$10
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained	$10,082	$8,370	$9,485	$21,003	$11,394	$3,563
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained	$5,573	$1,027	$634	$3,730	$8,145	$85
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility's capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts, and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Subsequent Events
Class C Shares and Class C2 Shares
Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase.

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of re-

Glossary of Terms Used in this Report (continued)
turns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-MS6-1120D1466054-INV-B-01/22

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: February 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: February 5, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: February 5, 2021